UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23511

Name of Fund:	BlackRock ETF Trust II

BlackRock AAA CLO ETF
BlackRock Flexible Income ETF
BlackRock Floating Rate Loan ETF
BlackRock High Yield Muni Income Bond ETF
BlackRock Intermediate Muni Income Bond ETF
BlackRock Short-Term California Muni Bond ETF

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock ETF Trust II, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2023

Date of reporting period: 07/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JULY 31, 2023

2023 Annual Report

BlackRock ETF Trust II

• BlackRock AAA CLO ETF | CLOA | NASDAQ

• BlackRock Flexible Income ETF | BINC | NYSE Arca

• BlackRock Floating Rate Loan ETF | BRLN | Cboe BZX

• BlackRock High Yield Muni Income Bond ETF | HYMU | Cboe BZX

• BlackRock Intermediate Muni Income Bond ETF | INMU | NYSE Arca

• BlackRock Short-Term California Muni Bond ETF | CALY | NASDAQ

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended July 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced, including large- and small-capitalization U.S. stocks and equities from developed and emerging markets.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period ended July 31, 2023. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near-term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions; however, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	13.52%	13.02%

U.S. small cap equities (Russell 2000® Index)	4.51	7.91

International equities (MSCI Europe, Australasia, Far East Index)	6.65	16.79

Emerging market equities (MSCI Emerging Markets Index)	3.26	8.35

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.34	3.96

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(2.08)	(7.56)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(1.02)	(3.37)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.20	0.93

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.92	4.42

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of July 31, 2023	BlackRock AAA CLO ETF

Investment Objective

The BlackRock AAA CLO ETF (the “Fund”) seeks to provide capital preservation and current income by investing principally in a portfolio composed of U.S. dollar-denominated AAA-rated collateralized loan obligations (“CLOs”).

Performance

Cumulative Total Returns

Since Inception

Fund NAV	4.73%

Fund Market	5.13
JP Morgan CLOIE AAA Index(a)	4.93

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was January 10, 2023. The first day of secondary market trading was January 12, 2023.

(a)

The J.P. Morgan Collateralized Loan Obligation Index (CLOIE) is a total return benchmark for broadly-syndicated arbitrage US CLO debt. The J.P. Morgan CLOIE AAA Index is a sub-index of the J.P. Morgan CLOIE Index that incorporates both AAAs and Junior AAAs.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,033.10	$ 1.01		$ 1,000.00	$ 1,023.80	$ 1.00		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

The U.S. Federal Reserve continued its most aggressive tightening cycle in history by raising short term interest rates to a range of 5.25%-5.50%, the highest level in 22 years. Yields on collateralized loan obligations (CLOs) increased in this environment, reflecting their unique floating-rate characteristics. The CLO market also benefitted from price appreciation as yields spreads tightened relative to the reference floating-rate indices.

The Fund underperformed its benchmark, the JP Morgan CLOIE AAA Index. While the index holds CLO AAA bonds from a broad set of managers, the Fund focused on high-quality CLO bonds from top-tier managers. The investment adviser believes top-tier managers have an established track record in managing credit through multiple economic cycles. In addition, deals from these managers are generally more liquid and are more defensive in nature. The Fund’s emphasis on more liquid and higher-quality deals detracted from relative performance at a time in which the riskier segments of the CLO market outperformed.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	BlackRock AAA CLO ETF

Portfolio Information

MATURITY ALLOCATION

Maturity	Percent of Total Investments	(a)

5-10 Years	22.7%

10-15 Years	77.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Palmer Square CLO Ltd., Series 2021 4A, Class A, 6.74%, 10/15/34	3.9%

AIMCO CLO 11 Ltd., 6.70%, 10/17/34	3.8

Elmwood CLO X Ltd., Series 2021 3A, Class A, 6.63%, 10/20/34	3.8

Pikes Peak CLO 6, 6.52%, 05/18/34	3.8

Neuberger Berman Loan Advisers CLO 35 Ltd., Series 2019 35A, Class A1, 6.92%, 01/19/33	3.2

Madison Park Funding XXII Ltd., 6.83%, 01/15/33	3.2

Neuberger Berman Loan Advisers CLO 33 Ltd., Series 2019 33A, Class AR, 6.65%, 10/16/33	3.2

Flatiron CLO 19 Ltd., 6.40%, 11/16/34	3.2

Golub Capital Partners 48 LP, 6.88%, 04/17/33	3.2

Gulf Stream Meridian 4 Ltd., Series 2021 4A, Class A1, 6.77%, 07/15/34	3.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2023	BlackRock Flexible Income ETF

Investment Objective

The BlackRock Flexible Income ETF (the “Fund”) seeks to maximize long-term income by primarily investing in debt and income-producing securities with a secondary objective of capital appreciation.

Performance

Cumulative Total Returns

Since Inception

Fund NAV	2.14%
Fund Market	2.61
Bloomberg US Universal Index(a)	0.46

(a)

An index that measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment-grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.

For the fiscal period ended July 31, 2023, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was May 19, 2023. The first day of secondary market trading was May 23, 2023.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value (05/19/23)	(a)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(b)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$ 1,000.00		$ 1,000.00	$ 0.74		$ 1,000.00	$ 1,023.00	$ 1.86		0.37%

(a)	Commencement of operations.

(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 73/365 for actual expenses and 181/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Total Investments	(a)

Corporate Bonds & Notes	52.3%
Asset-Backed Securities	19.2
Foreign Government Obligations	10.7
U.S. Government & Agency Obligations	6.5
Investment Companies	6.1
Collaterized Mortgage Obligations	5.1
Convertible Bonds	0.1

(a)	Excludes money market funds.

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments	(a)

Aaa	15.0%
Aa	1.9
A	4.7
Baa	19.9
Ba	18.1
B	15.0
Caa	0.5
Not Rated	24.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	BlackRock Floating Rate Loan ETF

Investment Objective

The BlackRock Floating Rate Loan ETF (the “Fund”) primarily seeks to provide high current income and secondarily seeks to provide long-term capital appreciation.

Performance

Cumulative Total Returns

Since Inception

Fund NAV	9.62%

Fund Market	10.62
Morningstar LSTA Leveraged Loan Index(a)	9.99

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was October 4, 2022. The first day of secondary market trading was October 6, 2022.

(a)

Morningstar LSTA Leveraged Loan Index (formerly S&P®/LSTA Leveraged Loan Index), an unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon spreads, interest payments and market weightings subject to a single loan facility weight cap of 2%.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,047.40	$ 2.74		$ 1,000.00	$ 1,022.10	$ 2.71		0.54%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2023 (continued)	BlackRock Floating Rate Loan ETF

Portfolio Management Commentary

Interest rates rose considerably in the 12-month reporting period, causing coupons in the bank loan market to increase. This trend led to an improved income profile for the asset class, boosting returns. Additionally, more clarity around inflation, central bank policy, and growth appeared to increase the probability of a “soft landing” for the economy and caused yield spreads to tighten. These factors led to robust performance for loans and helped the category outpace the broader fixed-income market by a wide margin.

The Fund slightly underperformed its benchmark in the time from its inception on October 4, 2022 through July 1, 2023, based on net asset value. The technology and insurance sectors made the largest contributions to absolute returns given the combination of their strong performance and large index weightings. By rating, B rated issues were the largest contributor to absolute return.

Strong issuer selection within the lower-rated segment of the market, specifically in CCC rated securities, contributed to performance. Conversely, an underweight in B rated loans (primarily B2s/B3s) detracted given that the category outperformed. An out-of-benchmark allocation to high yield bonds was an additional contributor.

An overweight in the leisure sector, together with selection in the category, contributed to performance. On the other hand, an underweight in information technology detracted.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments	(a)

Baa	1.6%
Ba	23.3
B	64.1
Caa	8.3
Not Rated	2.7

MATURITY ALLOCATION

Maturity	Percent of Total Investments	(a)

0-1 Year	1.2%
1-5 Years	60.3
5-10 Years	38.5

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	BlackRock High Yield Muni Income Bond ETF

Investment Objective

The BlackRock High Yield Muni Income Bond ETF (the “Fund”) primarily seeks to maximize tax-free current income and secondarily seeks to maximize capital appreciation with a portfolio composed principally of high yield and other income-generating U.S. municipal bonds.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(0.71)%	(2.29)%	(0.71)%	(5.37)%
Fund Market	(0.66)	(2.17)	(0.66)	(5.09)
Bloomberg Municipal High Yield Bond Index(a)	(0.20)	(1.48)	(0.20)	(3.48)
Bloomberg Custom Blend Benchmark(b)	0.15	(1.49)	0.15	(3.50)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 16, 2021. The first day of secondary market trading was March 18, 2021.

(a)

The Bloomberg Municipal High Yield Bond Index is designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies.

(b)	The Bloomberg Custom Blend Benchmark is comprised of 80% Bloomberg Municipal High Yield Index, 10% Bloomberg BBB Index and 10% Bloomberg Single A Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,004.40	$ 1.64		$ 1,000.00	$ 1,023.20	$ 1.66		0.33%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2023 (continued)	BlackRock High Yield Muni Income Bond ETF

Portfolio Management Commentary

The past year was a volatile period for fixed-income markets, with multiple swings in both yields and investor sentiment. Concerns about the U.S. Federal Reserve’s continued restrictive monetary stance caused spreads to widen at various times, impacting the longer-duration securities that compose the majority of the high yield municipal bond universe. (Duration is a measure of interest rate sensitivity.) The Fund was positioned with moderate cash levels and a preference for short-duration securities, especially in the pre-paid gas sector, that offered high risk-adjusted yields and softened the impact of the sell-off in long-duration assets. On the other hand, the positions the Fund held in bonds with maturities of 25 years and longer—especially low- or zero-coupon debt—detracted.

A low level of high-yield issuance year-to-date through the end of July has kept demand steady for the more liquid high yield issues where the Fund is focused. In addition, positive fundamental trends in leisure travel resulted in outperformance for the Fund’s holdings in the airport and corporate airline sectors. An underweight in healthcare, particularly in continuing care retirement communities, was a further plus. Holdings in the tax-backed states sector contributed, as well. With respect to credit tiers, holdings in A and BBB rated debt were key contributors.

The investment adviser’s portfolio activity was primarily focused on investing new inflows in a judicious and diversified fashion that was accretive to the Fund’s yield.

Portfolio Information

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue RB, 0.00%, 07/01/46	3.1%
Buckeye Tobacco Settlement Financing Authority RB, Series B2, 5.00%, 06/01/55	2.9
California Pollution Control Financing Authority, 5.00%, 11/21/45	2.3
Black Belt Energy Gas District, 5.50%, 06/01/49	1.9
Chicago Board of Education GO, 5.00%, 12/01/36	1.8

CREDIT QUALITY ALLOCATION

S&P Credit Rating*	Percent of Total Investments	(a)

AA+	1.9%
AA-	2.9
A	2.1
A-	1.4
BBB+	0.9
BBB	2.2
BBB-	0.6
BB+	8.1
BB	3.4
BB-	3.8
B+	1.1
B	1.4
B-	0.9
Not Rated	69.3

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	BlackRock Intermediate Muni Income Bond ETF

Investment Objective

The BlackRock Intermediate Muni Income Bond ETF (the “Fund”) seeks to maximize tax-free current income.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	0.97%	(0.51)%	0.97%	(1.21)%
Fund Market	0.29	(0.65)	0.29	(1.55)
Bloomberg Municipal 3-10 Year Index(a)	0.39	(1.34)	0.39	(3.15)
Bloomberg Custom Blend Benchmark(b)	1.04	(1.01)	1.04	(2.39)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 16, 2021. The first day of secondary market trading was March 18, 2021.

(a)	An index that covers the USD-denominated long-term tax exempt bond market. It includes general obligation and revenue bonds with maturities of more than three years and less than ten years.
(b)	The Bloomberg Custom Blend Benchmark is comprised of 90% Bloomberg 1-15 Year Municipal Bond Index and 10% Bloomberg Municipal High Yield 1-15 Year Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,007.50	$ 1.44		$ 1,000.00	$ 1,023.40	$ 1.45		0.29%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2023 (continued)	BlackRock Intermediate Muni Income Bond ETF

Portfolio Management Commentary

The fixed-income markets were volatile over the past 12 months, as the U.S. Federal Reserve remained committed to bringing inflation back toward its 2% target. The Fund slightly underperformed its benchmark.

The Fund was positioned for higher rates overall by keeping duration (interest rate sensitivity) below that of the benchmark. In addition, it benefitted from the incrementally higher income and lower interest rate sensitivity of its positions in floating-rate notes. These holdings helped anchor the Fund’s yield curve positioning, dampened interest rate risk and allowed the Fund to access longer maturities in the 15-to 20-year range, which was the best performing part of the curve. With this said, the Fund underperformed during times when market expectations for the interest rate outlook became more benign. The Fund added duration (interest rate sensitivity) toward the end of the period on the view that valuations had become more attractive, and it was close to neutral at the end of July.

The Fund held a modest overweight in high yield bonds, which detracted from performance. On the plus side, an overweight in A and BBB rated securities in the investment-grade space contributed positively. At the sector level, overweights in the corporate-backed and higher education sectors helped returns, while underweights in the tax-backed and utility sectors detracted.

Portfolio Information

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Ohio Higher Educational Facility Commission RB, Series B, 4.21%, 12/01/42	4.0%
New Jersey Health Care Facilities Financing Authority RB, 5.25%, 07/01/35	3.9
Chicago Midway International Airport RB, 5.00%, 01/01/34	3.3
Kansas City Industrial Development Authority RB, 5.00%, 03/01/34	3.2
Tennergy Corp/TN RB, 5.50%, 10/01/53	3.1

CREDIT QUALITY ALLOCATION

S&P Credit Rating*	Percent of Total Investments	(a)

AAA	0.6%
AA+	10.8
AA	6.7
AA-	10.7
A+	4.0
A	12.6
A-	4.8
BBB+	3.2
BBB	0.4
BBB-	3.6
BB+	1.8
B-	0.6
Not Rated	40.2

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	BlackRock Short-Term California Muni Bond ETF

Investment Objective

The BlackRock Short-Term California Muni Bond ETF(the “Fund”) seeks to maximize tax-free current income by investing in short-term municipal bonds issued in the State of California.

Performance

Cumulative Total Returns

Since Inception

Fund NAV	0.11%
Fund Market	0.10
Bloomberg CA IG only 0-2 year Index(a)	0.14

(a)	An index that measures the performance of municipal securities issued in the State of California with maturities between 0 and 2 years.

For the fiscal period ended July 31, 2023, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was July 11, 2023. The first day of secondary market trading was July 13, 2023.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value (07/11/23)	(a)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(b)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$ 1,000.00		$ 1,000.00	$ 0.10		$ 1,000.00	$ 1,023.90	$ 0.95		0.19%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 20/365 for actual expenses and 181/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

California State Public Works Board RB, Series A, 5.00%, 09/01/27	4.2%
San Diego Unified School District, 5.00%, 06/28/24	4.2
Santa Clara Valley Transportation Authority, 5.00%, 04/01/24	4.2
California State Public Works Board, 5.00%, 09/01/25	4.2
California Municipal Finance Authority, 3.25%, 11/01/35	4.2

CREDIT QUALITY ALLOCATION

S&P Credit Rating*	Percent of Total Investments	(a)

AAA	1.4%
AA+	6.0
AA	7.1
AA-	11.7
A+	15.3
A	1.8
A-	26.4
BBB+	3.6
Not Rated	26.7

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at blackrock.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	BlackRock AAA CLO ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities

AGL CLO 5 Ltd. Series 2020 5A, Class A1R, 6.75%, 07/20/34 (Call 10/20/23), (3 mo. LIBOR US + 1.160%)(a)(b)	$1,000	$991,000
AIMCO CLO 11 Ltd.6.70%, 10/17/34 (Call 10/17/23), (3-mo. LIBOR US + 1.130%)(a)(b)	1,500	1,491,913
Apidos CLO XXXIII Series 2020 33A, Class AR, 6.76%, 10/24/34 (Call 10/24/23)(a)(b)	1,000	987,985
Benefit Street Partners CLO XVII Ltd. Series 2019 17A, Class AR, 6.65%, 07/15/32 (Call 10/15/23), (3 mo. LIBOR US + 1.080%)(a)(b)	1,100	1,093,400
Benefit Street Partners CLO XXI Ltd. Series 2020 21A, Class A1R, 6.74%, 10/15/34 (Call 10/15/23)(a)(b)	1,000	987,750
Carlyle U.S. CLO Ltd. Series 2021 5A, Class A1, 6.71%, 07/20/34 (Call 10/20/23), (3 mo. LIBOR US + 1.120%)(a)(b)	1,000	989,824
CIFC Funding Ltd.
6.76%, 10/20/34 (Call 10/20/23), (3-mo. CME Term SOFR + 1.432%)(a)(b)	1,040	1,031,888
Series 2020 3A, Class A1R, 6.72%, 10/20/34 (Call 10/20/23), (3 mo. LIBOR US + 1.130%)(a)(b)	1,000	987,541
Series 2021 6A, Class A, 6.71%, 10/15/34 (Call 10/15/23)(a)(b)	1,150	1,133,959
Clover CLO 2021-3 LLC Series 2021 3A, Class A, 6.77%, 01/25/35 (Call 01/25/24)(a)(b)	1,250	1,234,896
Elmwood CLO IV Ltd. Series 2020 3A, Class A, 6.81%, 04/15/33 (Call 10/15/23)(a)(b)	1,000	996,810
Elmwood CLO X Ltd. Series 2021 3A, Class A, 6.63%, 10/20/34 (Call 10/20/23), (3 mo. LIBOR US + 1.040%)(a)(b)	1,500	1,484,089
Flatiron CLO 19 Ltd.6.40%, 11/16/34 (Call 08/16/23), (3-mo. LIBOR US + 1.080%)(a)(b)	1,250	1,240,625
Flatiron CLO 21 Ltd. Series 2021 1A, Class A1, 6.69%, 07/19/34 (Call 10/19/23)(a)(b)	1,250	1,231,953
Golub Capital Partners 48 LP6.88%, 04/17/33 (Call 10/17/23), (3-mo. LIBOR US + 1.310%)(a)(b)	1,250	1,239,375
Golub Capital Partners CLO 41B-R Ltd.6.91%, 01/20/34 (Call 10/20/23)(a)(b)	1,250	1,229,713
Gulf Stream Meridian 4 Ltd. Series 2021 4A, Class A1, 6.77%, 07/15/34 (Call 10/15/23)(a)(b)	1,250	1,237,117
Invesco CLO Ltd. Series 2021 3A, Class A, 6.74%, 10/22/34 (Call 10/22/23), (3 mo. LIBOR US + 1.130%)(a)(b)	1,000	983,215
Madison Park Funding LIX Ltd. Series 2021 59A, Class A, 6.71%, 01/18/34 (Call 10/18/23), (3 mo. LIBOR US + 1.140%)(a)(b)	1,000	994,000
Madison Park Funding XXII Ltd.6.83%, 01/15/33 (Call 10/15/23), (3-mo. LIBOR US + 1.260%)(a)(b)	1,250	1,246,875
Madison Park Funding XXXVIII Ltd. Series 2021 38A, Class A, 6.69%, 07/17/34 (Call 10/17/23)(a)(b)	1,000	989,884
Neuberger Berman Loan Advisers CLO 33 Ltd. Series 2019 33A, Class AR, 6.65%, 10/16/33 (Call 10/16/23), (3 mo. LIBOR US + 1.080%)(a)(b)	1,250	1,244,844

Security	Par/ Shares (000)	Value

Neuberger Berman Loan Advisers CLO 35 Ltd. Series 2019 35A, Class A1, 6.92%, 01/19/33 (Call 10/19/23), (3 mo. LIBOR US + 1.340%)(a)(b)	$1,250	$1,256,660
Octagon Investment Partners 49 Ltd.6.79%, 01/15/33 (Call 10/15/23), (3-mo. LIBOR US + 1.220%)(a)(b)	1,000	995,929
OHA Credit Funding 3 Ltd. Series 2019 3A, Class AR, 6.73%, 07/02/35 (Call 10/20/23)(a)(b)	1,000	992,060
OHA Credit Funding 6 Ltd.6.73%, 07/20/34 (Call 10/20/23), (3 mo. LIBOR US + 1.140%)(a)(b)	1,000	989,253
OHA Credit Partners XVI6.72%, 10/18/34 (Call 10/18/23), (3-mo. LIBOR US + 1.150%)(a)(b)	1,250	1,233,326
Palmer Square CLO Ltd.
Series 2015 1A, Class A4, 6.51%, 05/21/34 (Call 08/21/23)(a)(b)	1,000	986,600
Series 2021 4A, Class A, 6.74%, 10/15/34 (Call 10/15/23), (3 mo. LIBOR US + 1.170%)(a)(b)	1,525	1,511,765
Peace Park CLO Ltd. Series 2021 1A, Class A, 6.72%, 10/20/34 (Call 10/20/23), (3 mo. LIBOR US + 1.130%)(a)(b)	1,149	1,136,640
Pikes Peak CLO 66.52%, 05/18/34(a)	1,500	1,482,300
Sixth Street CLO XX Ltd. Series 2021 20A, Class A1, 6.75%, 10/20/34 (Call 10/20/23), (3 mo. LIBOR US + 1.160%)(a)(b)	1,250	1,237,068
Symphony CLO XXIV Ltd. Series 2020 24A, Class A, 6.81%, 01/23/32 (Call 10/23/23)(a)(b)	1,000	992,677
TICP CLO XV Ltd.7.29%, 04/20/33(a)	1,000	987,900

Total Long-Term Investments — 95.3% (Cost: $38,621,167)		38,850,834

Short-Term Securities

Money Market Funds — 4.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(c)(d)	1,780	1,780,000

Total Short-Term Securities — 4.4% (Cost: $1,780,000)		1,780,000

Total Investments — 99.7% (Cost: $40,401,167)		40,630,834

Other Assets Less Liabilities — 0.3%		136,999

Net Assets — 100.0%		$40,767,833

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) July 31, 2023	BlackRock AAA CLO ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 01/10/23	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23 (000)	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—		$1,780,000	(b)	$—	$—	$—	$1,780,000	1,780	$32,439	$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$38,850,834	$—	$38,850,834
Short-Term Securities
Money Market Funds	1,780,000	—	—	1,780,000

	$1,780,000	$38,850,834	$—	$40,630,834

See notes to financial statements.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
AGL CLO 6 Ltd.
6.79%, 07/20/34 (Call 10/20/23), (3-mo. LIBOR US + 1.200%)(a)(b)	$250	$248,224
7.29%, 07/20/34(a)	250	245,002
AIMCO CLO7.22%, 01/15/32(a)	250	248,201
AIMCO CLO 10 Ltd.7.21%, 07/22/32 (Call 10/22/23), (3-mo. LIBOR US + 1.600%)(a)(b)	250	246,255
AIMCO CLO 12 Ltd.6.48%, 01/17/32 (Call 10/17/23), (3-mo. CME Term SOFR + 1.170%)(a)(b)	250	247,699
American Express Credit Account Master Trust Class A, 0.90%, 11/15/26	150	141,542
Series 2022-2, Class A, 3.39%, 05/15/27	152	147,086
Apidos CLO XL Ltd.7.11%, 07/15/35 (Call 07/15/24), (3-mo. CME Term SOFR + 1.800%)(a)(b)	250	250,938
Apidos CLO XXXV6.64%, 04/20/34 (Call 10/20/23), (3-mo. CME Term SOFR + 1.312%)(a)(b)	250	247,625
Arbor Realty Commercial Real Estate Notes Ltd.
7.07%, 05/15/37 (Call 05/15/24), (1-mo. CME Term SOFR + 1.850%)(a)(b)	250	248,125
6.52%, 01/15/37 (Call 08/15/24), (30-day Avg SOFR + 1.450%)(a)(b)	125	123,359
6.31%, 12/15/35 (Call 09/15/23), (1-mo. LIBOR US + 0.970%)(a)(b)	250	247,265
ARI Fleet Lease Trust5.41%, 02/17/32 (Call 10/15/26)(a)	205	202,862
BA Credit Card Trust3.53%, 11/15/27	75	72,664
Bain Capital Credit CLO Ltd.7.54%, 10/20/33(a)	250	248,750
Benefit Street Partners CLO XV Ltd.7.27%, 07/18/31(a)	250	248,395
Benefit Street Partners CLO XX Ltd.6.74%, 07/15/34 (Call 10/15/23), (3-mo. LIBOR US + 1.170%)(a)(b)	250	248,125
Benefit Street Partners CLO XXI Ltd. Series 2020 21A, Class A1R, 6.74%, 10/15/34 (Call 10/15/23)(a)(b)	250	246,937
Benefit Street Partners CLO XXIII Ltd.6.69%, 04/25/34(a)	250	247,875
Capital One Multi-Asset Execution Trust
3.49%, 05/15/27	228	220,699
4.42%, 05/15/28	150	147,356
Carlyle Global Market Strategies CLO Ltd.6.69%, 04/22/32 (Call 10/22/23), (3-mo. CME Term SOFR + 1.342%)(a)(b)	250	248,250
Carlyle U.S. CLO Ltd.
7.39%, 01/20/31 (Call 10/20/23), (3-mo. LIBOR US + 1.800%)(a)(b)	250	248,739
6.73%, 07/15/34 (Call 10/15/23), (3-mo. LIBOR US + 1.160%)(a)(b)	249	248,341
CarMax Auto Owner Trust3.49%, 02/16/27 (Call 01/15/26)	56	54,627
Cedar Funding X CLO Ltd.7.19%, 10/20/32 (Call 10/20/23), (3-mo. LIBOR US + 1.600%)(a)(b)	250	245,861
Chesapeake Funding II LLC5.65%, 05/15/35(a)	141	140,344
CIFC Funding Ltd.
6.62%, 07/15/33 (Call 10/15/23), (3-mo. LIBOR US + 1.050%)(a)(b)	250	248,349
6.57%, 10/18/30 (Call 10/18/23), (3-mo. LIBOR US + 1.000%)(a)(b)	245	243,651
7.17%, 07/18/31(a)	390	385,087
7.16%, 04/25/33 (Call 10/25/23), (3-mo. LIBOR US + 1.550%)(a)(b)	250	246,411
6.64%, 04/19/35(a)	250	246,269

Security	Par (000)	Value

Clover CLO LLC
6.73%, 04/15/34(a)	$250	$247,482
6.76%, 07/20/34 (Call 10/20/23), (3-mo. LIBOR US + 1.170%)(a)(b)	250	249,169
College Avenue Student Loans LLC6.31%, 07/26/55 (Call 12/25/34), (1-mo. LIBOR US + 0.900%)(a)(b)	79	76,312
Discover Card Execution Note Trust
0.58%, 09/15/26	55	51,982
4.31%, 03/15/28	200	196,010
Dryden 77 CLO Ltd.6.50%, 05/20/34 (Call 08/20/23), (3-mo. LIBOR US + 1.120%)(a)(b)	250	246,500
Elmwood CLO 14 Ltd.6.65%, 04/20/35(a)	250	247,657
Elmwood CLO II Ltd.6.74%, 04/20/34 (Call 10/20/23), (3-mo. LIBOR US + 1.150%)(a)(b)	250	248,174
Elmwood CLO IX Ltd.6.72%, 07/20/34 (Call 10/20/23), (3-mo. CME Term SOFR + 1.392%)(a)(b)	250	247,801
Elmwood CLO Ltd.6.98%, 04/17/36(a)	250	249,326
Elmwood CLO VII Ltd.7.27%, 01/17/34(a)	350	347,907
Enterprise Fleet Financing LLC4.38%, 07/20/29 (Call 05/20/26)(a)	120	117,136
Flatiron CLO 21 Ltd. Series 2021 1A, Class A1, 6.69%, 07/19/34 (Call 10/19/23)(a)(b)	250	246,390
Flatiron RR CLO 22 LLC7.17%, 10/15/34(a)	250	247,232
Ford Credit Auto Owner Trust
3.74%, 09/15/26 (Call 12/15/25)	25	24,475
4.48%, 12/15/26 (Call 02/15/26)	35	34,472
Ford Credit Floorplan Master Owner Trust A
1.06%, 09/15/27	48	43,695
4.92%, 05/15/28(a)	250	246,938
2.64%, 09/15/26	170	163,151
GoldenTree Loan Management U.S. CLO 6 Ltd.6.65%, 04/20/35 (Call 04/20/24), (3-mo. CME Term SOFR + 1.320%)(a)(b)	250	246,411
Golub Capital Partners 48 LP6.88%, 04/17/33 (Call 10/17/23), (3-mo. LIBOR US + 1.310%)(a)(b)	250	247,875
GoodLeap Sustainable Home Solutions Trust4.95%, 07/20/49 (Call 06/20/41)(a)	341	311,200
Gracie Point International Funding7.32%, 04/01/24 (Call 08/01/23), (30-day Avg SOFR + 2.250%)(a)(b)	208	208,101
Hyundai Auto Receivables Trust4.58%, 04/15/27	250	246,514
Lendmark Funding Trust5.62%, 07/20/32 (Call 06/20/25)(a)	300	292,747
Madison Park Funding LIX Ltd. Series 2021 59A, Class A, 6.71%, 01/18/34 (Call 10/18/23), (3 mo. LIBOR US + 1.140%)(a)(b)	250	248,500
Madison Park Funding XLV Ltd.7.27%, 07/15/34(a)	250	245,625
Madison Park Funding XXXII Ltd.6.61%, 01/22/31 (Call 10/22/23), (3-mo. LIBOR US + 1.000%)(a)(b)	250	247,801
Madison Park Funding XXXVI Ltd.6.66%, 04/15/35(a)	250	248,143
Mariner Finance Issuance Trust
2.19%, 08/21/34 (Call 08/20/23)(a)	120	115,688
2.33%, 03/20/36 (Call 03/20/26)(a)	350	301,467
Mercedes-Benz Auto Receivables Trust5.09%, 01/15/26 (Call 01/15/26)	120	119,487
Mosaic Solar Loan Trust4.01%, 06/22/43 (Call 04/20/30)(a)	49	44,862
Navient Private Education Loan Trust3.61%, 12/15/59 (Call 03/15/28)(a)	86	83,056
Navient Private Education Refi Loan Trust
3.42%, 01/15/43 (Call 12/15/25)(a)	110	105,413
5.51%, 10/15/71(a)	176	173,942

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) July 31, 2023	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

3.33%, 05/15/69 (Call 06/15/27)(a)	$100	$81,701
Nelnet Student Loan Trust
2.85%, 04/20/62 (Call 08/20/31)(a)	300	244,969
1.36%, 04/20/62 (Call 09/20/29)(a)	79	70,493
Neuberger Berman Loan Advisers CLO 31 Ltd.6.63%, 04/20/31 (Call 10/20/23), (3-mo. LIBOR US + 1.040%)(a)(b)	250	248,035
Neuberger Berman Loan Advisers CLO 40 Ltd.6.63%, 04/16/33 (Call 10/16/23), (3-mo. LIBOR US + 1.060%)(a)(b)	250	247,948
Neuberger Berman Loan Advisers CLO 45 Ltd.6.70%, 10/14/35 (Call 10/14/23), (3-mo. CME Term SOFR + 1.392%)(a)(b)	255	250,851
Nissan Auto Lease Trust5.10%, 03/17/25 (Call 09/15/25)	145	144,457
Nissan Auto Receivables Owner Trust4.46%, 05/17/27 (Call 10/15/26)	35	34,421
NYACK Park CLO Ltd.6.71%, 10/20/34(a)	252	248,856
Octagon Investment Partners XXI Ltd.6.32%, 02/14/31 (Call 08/14/23), (3-mo. LIBOR US + 1.000%)(a)(b)	250	247,843
OHA Credit Funding 10 Ltd.6.70%, 01/18/36 (Call 01/18/24), (3-mo. CME Term SOFR + 1.392%)(a)(b)	250	248,375
OHA Credit Partners XVI6.72%, 10/18/34 (Call 10/18/23), (3-mo. LIBOR US + 1.150%)(a)(b)	250	246,665
OHA Loan Funding Ltd.
6.73%, 01/19/37 (Call 01/19/24), (3-mo. LIBOR US + 1.150%)(a)(b)	250	247,875
6.85%, 01/20/33 (Call 10/20/23), (3-mo. CME Term SOFR + 1.522%)(a)(b)	250	248,138
OneMain Financial Issuance Trust
3.14%, 10/14/36 (Call 10/14/26)(a)	350	318,282
5.50%, 06/14/38(a)	200	198,898
1.95%, 06/16/36 (Call 06/14/26)(a)	200	167,240
2.21%, 09/14/35 (Call 09/14/25)(a)	392	341,765
Palmer Square CLO Ltd.
6.72%, 07/15/34 (Call 10/15/23), (3-mo. LIBOR US + 1.150%)(a)(b)	250	247,451
7.13%, 07/20/35(a)	250	251,567
6.47%, 11/14/34 (Call 11/14/23), (3-mo. LIBOR US + 1.150%)(a)(b)	250	247,935
Peace Park CLO Ltd. Series 2021 1A, Class A, 6.72%, 10/20/34 (Call 10/20/23), (3 mo. LIBOR US + 1.130%)(a)(b)	287	283,913
PFS Financing Corp.
0.97%, 02/15/26(a)	200	194,608
4.27%, 08/15/27(a)	350	339,113
Rad CLO 10 Ltd.7.01%, 04/23/34(a)	250	244,644
Regatta XVIII Funding Ltd.6.67%, 01/15/34 (Call 10/15/23), (3-mo. LIBOR US + 1.100%)(a)(b)	250	245,799
Regional Management Issuance Trust
7.10%, 11/17/32 (Call 11/15/24)(a)	140	140,195
2.34%, 10/15/30 (Call 10/15/23)(a)	350	337,064
1.68%, 03/17/31 (Call 03/15/24)(a)	321	299,810
1.90%, 08/15/33 (Call 08/15/26)(a)	350	300,462
Republic Finance Issuance Trust2.30%, 12/22/31 (Call 12/20/24)(a)	315	289,383
RR 1 LLC7.17%, 07/15/35(a)	250	246,646
RR 16 Ltd.6.68%, 07/15/36 (Call 10/15/23), (3-mo. LIBOR US + 1.110%)(a)(b)	250	248,167

Security	Par (000)	Value

RR 24 Ltd.7.71%, 01/15/32 (Call 01/15/24), (3-mo. CME Term SOFR + 2.400%)(a)(b)	$233	$233,206
RR15 Ltd.7.02%, 04/15/36(a)	300	294,242
Service Experts Issuer LLC2.67%, 02/02/32 (Call 04/20/29)(a)	64	57,892
SMB Private Education Loan Trust
3.44%, 07/15/36(a)	222	210,860
1.59%, 01/15/53(a)	111	96,607
6.87%, 10/16/56(a)	143	143,667
2.84%, 06/15/37(a)	348	325,479
1.34%, 03/17/53(a)	56	49,798
2.23%, 09/15/37(a)	190	174,575
6.09%, 10/15/35, (1-mo. CME Term SOFR + 0.864%)(a)(b)	71	70,358
SoFi Professional Loan Program LLC
3.59%, 01/25/48 (Call 03/25/26)(a)	55	52,867
3.12%, 05/15/46 (Call 06/15/27)(a)	365	289,693
TICP CLO VI Ltd.6.69%, 01/15/34 (Call 10/15/23), (3-mo. LIBOR US + 1.120%)(a)(b)	250	247,253
TICP CLO XII Ltd.6.74%, 07/15/34 (Call 10/15/23), (3-mo. LIBOR US + 1.170%)(a)(b)	250	247,929
TICP CLO XIV Ltd.7.24%, 10/20/32 (Call 10/20/23), (3-mo. LIBOR US + 1.650%)(a)(b)	250	247,237
TRESTLES CLO V Ltd.6.76%, 10/20/34 (Call 10/20/23), (3-mo. LIBOR US + 1.170%)(a)(b)	250	248,871
Whitebox CLO II Ltd.6.83%, 10/24/34 (Call 10/24/23), (3-mo. LIBOR US + 1.220%)(a)(b)	250	247,339

Total Asset-Backed Securities — 19.3% (Cost: $24,966,667)		25,090,996

Collaterized Mortgage Obligations

Mortgage-Backed Securities — 5.2%
BAMLL Commercial Mortgage Securities Trust, 6.42%, 09/15/34, (1-mo. LIBOR US + 1.150%)(a)(b)	150	149,179
Benchmark Mortgage Trust, 1.05%, 07/15/56	3,000	105,663
BX Commercial Mortgage Trust
2.84%, 03/09/44 (Call 03/09/30)(a)	150	124,768
5.99%, 05/15/38, (1-mo. LIBOR US + 0.652%)(a)(b)	151	148,182
6.01%, 06/15/38, (1-mo. LIBOR US + 0.670%)(a)(b)	93	91,037
6.27%, 10/15/37, (1-mo. CME Term SOFR + 1.044%)(a)(b)	119	118,071
Series 2019-XL, Class A, 6.26%, 10/15/36, (1 mo. LIBOR US + 0.920%)(a)(b)	171	170,150
BX Trust
3.20%, 12/09/41 (Call 12/09/29)(a)	110	94,607
6.04%, 01/15/34, (1-mo. CME Term SOFR + 0.814%)(a)(b)	181	177,909
6.22%, 01/15/39, (1-mo. CME Term SOFR + 1.000%)(a)(b)	100	98,047
7.39%, 10/15/39, (1-mo. CME Term SOFR + 2.165%)(a)(b)	355	355,000
7.89%, 10/15/39, (1-mo. CME Term SOFR + 2.664%)(a)(b)	150	149,812
7.91%, 05/15/38(a)	125	124,922
CFCRE Commercial Mortgage Trust, 3.69%, 05/10/58 (Call 05/10/26)	220	200,844
COAST Commercial Mortgage Trust, 7.09%, 08/15/36(a)	245	244,098
Cold Storage Trust, Series 2020-ICE5, Class A, 6.24%, 11/15/37, (1-mo. CME Term SOFR + 1.014%)(a)(b)	295	291,568

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
COMM Mortgage Trust
3.83%, 02/10/48 (Call 01/10/27)(b)		$205	$186,083
Series 2015-CR24, Class A5, 3.70%, 08/10/48 (Call 06/10/26)		100	95,480
Commission Mortgage Trust, Series 2014-UBS2, Class A5, 3.96%, 03/10/47 (Call 03/10/24)		500	494,376
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class A, 6.25%, 05/15/36, (1-mo. CME Term SOFR + 1.027%)(a)(b)		249	248,671
CSMC Trust, 2.82%, 08/15/37(a)		100	88,925
DBJPM Mortgage Trust, 3.56%, 06/10/50 (Call 06/10/27)(b)		250	216,133
Extended Stay America Trust, Series 2021-ESH, Class A, 6.42%, 07/15/38, (1-mo. CME Term SOFR + 1.194%)(a)(b)		264	261,247
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, 0.44%, 06/25/33		4,245	99,319
GS Mortgage Securities Corportation Trust, 6.49%, 10/15/36, (1-mo. CME Term SOFR + 1.264%)(a)(b)		100	92,936
Hudson Yards Mortgage Trust, 2.94%, 12/10/41(a)(b)		110	92,823
J.P. Morgan Chase Commercial Mortgage Securities Trust, 7.69%, 12/15/36(a)		250	250,387
LUX, 7.99%, 08/15/28		100	99,750
MHC Commercial Mortgage Trust, 6.14%, 04/15/38, (1 mo. LIBOR US + 0.801%)(a)(b)		500	492,798
MIRA Trust, 6.75%, 06/10/38(a)		103	102,441
Morgan Stanley Capital I Trust 4.62%, 07/15/51 (Call 07/15/28)(b)		50	43,007
Series 2020-HR8, Class A4, 2.04%, 07/15/53 (Call 08/15/30)		65	51,983
MSCG Trust, 6.35%, 10/15/37, (1-mo. CME Term SOFR + 1.127%)(a)(b)		50	49,774
SMRT Commercial Mortgage Trust, 6.22%, 01/15/39, (1-mo. CME Term SOFR + 1.000%)(a)(b)		150	145,866
SREIT Trust, 6.07%, 11/15/38, (1-mo. LIBOR US + 0.731%)(a)(b)		100	97,996
Taubman Centers Commercial Mortgage Trust, 7.41%, 05/15/37, (1-mo. CME Term SOFR + 2.186%)(a)(b)		125	121,692
TPGI Trust, Series 2021 DGWD, Class A, 6.03%, 06/15/26, (1 mo. LIBOR US + 0.700%)(a)(b)		268	263,427
Wells Fargo Commercial Mortgage Trust
4.06%, 08/17/36(a)(b)		110	99,239
4.40%, 09/15/58		205	188,546
4.73%, 01/15/59 (Call 01/15/26)(b)		205	186,474

			6,713,230

Total Collaterized Mortgage Obligations — 5.2% (Cost: $6,699,145)			6,713,230

Convertible Bonds

Computers — 0.1%
Atos SE, 0.00% 11/06/24(c)(d)	EUR	200	184,555

Total Convertible Bonds — 0.1% (Cost: $195,188)			184,555

Security		Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.3%
Lamar Media Corp., 4.00%, 02/15/30 (Call 02/15/25)	USD	100	$88,048
Outfront Media Capital LLC/Outfront Media Capital Corp., 4.25%, 01/15/29 (Call 01/15/24)(a)	USD	117	99,310
Summer BC Holdco B Sarl, 5.75%, 10/31/26 (Call 08/30/23)(c)	EUR	100	97,972
WPP Finance SA, 2.25%, 09/22/26(c)	EUR	100	104,551

			389,881

Aerospace & Defense — 0.9%
Boeing Co. (The), 2.20%, 02/04/26 (Call 08/11/23)	USD	50	46,143
Bombardier Inc., 7.88%, 04/15/27 (Call 08/31/23)(a)	USD	104	103,669
Howmet Aerospace Inc., 6.88%, 05/01/25 (Call 04/01/25)	USD	117	118,783
L3Harris Technologies Inc.
4.40%, 06/15/28 (Call 03/15/28)	USD	75	72,547
5.40%, 01/15/27	USD	185	185,463
Rolls-Royce PLC, 5.75%, 10/15/27 (Call 07/15/27)(c)	GBP	100	121,443
RTX Corp., 2.15%, 05/18/30 (Call 02/18/30)	EUR	100	97,263
TransDigm Inc.
4.63%, 01/15/29 (Call 01/15/24)	USD	100	89,250
6.25%, 03/15/26 (Call 08/31/23)(a)	USD	217	215,832
6.75%, 08/15/28 (Call 02/15/25)(a)	USD	117	117,349

			1,167,742

Agriculture — 0.3%
Darling Ingredients Inc., 6.00%, 06/15/30 (Call 06/15/25)(a)	USD	100	98,497
Tereos Finance Groupe I SA, 7.25%, 04/15/28 (Call 04/15/25)(c)	EUR	100	114,601
Viterra Finance BV, 0.38%, 09/24/25 (Call 08/24/25)(c)	EUR	185	186,386

			399,484

Airlines — 0.9%
Air France-KLM
7.25%, 05/31/26 (Call 04/30/26)(c)	EUR	100	114,073
8.13%, 05/31/28 (Call 02/28/28)(c)	EUR	100	116,141
American Airlines Inc., 11.75%, 07/15/25(a)	USD	97	106,908
American Airlines Inc./AAdvantage Loyalty IP Ltd.
5.50%, 04/20/26(a)	USD	88	86,453
5.75%, 04/20/29(a)	USD	100	96,812
Avianca Midco 2 PLC, 9.00%, 12/01/28 (Call 12/01/24)(a)	USD	57	49,593
Delta Air Lines Inc., 7.38%, 01/15/26 (Call 12/15/25)	USD	97	100,698
Deutsche Lufthansa AG, 2.88%, 02/11/25 (Call 01/11/25)(c)	EUR	200	213,303
International Consolidated Airlines Group SA, 1.50%, 07/04/27 (Call 04/04/27)(c)	EUR	100	95,722
United Airlines Inc., 4.38%, 04/15/26 (Call 10/15/25)(a)	USD	97	91,843
VistaJet Malta Finance PLC/Vista Management Holding Inc., 9.50%, 06/01/28	USD	116	110,785

			1,182,331

Apparel — 0.1%
Hanesbrands Inc., 4.88%, 05/15/26 (Call 02/15/26)(a)	USD	100	93,756

Auto Manufacturers — 1.6%
Allison Transmission Inc., 3.75%, 01/30/31 (Call 01/30/26)(a)	USD	97	82,002
Ford Motor Co., 3.25%, 02/12/32 (Call 11/12/31)	USD	375	296,488
Ford Motor Credit Co. LLC
2.75%, 06/14/24	GBP	100	123,417
2.90%, 02/10/29 (Call 12/10/28)	USD	200	167,000

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2023	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Auto Manufacturers (continued)
4.27%, 01/09/27 (Call 11/09/26)	USD	200	$186,703
4.69%, 06/09/25 (Call 04/09/25)	USD	200	193,870
6.86%, 06/05/26	GBP	100	126,128
General Motors Financial Co. Inc., 4.35%, 01/17/27 (Call 10/17/26)	USD	75	72,221
Jaguar Land Rover Automotive PLC
4.50%, 07/15/28 (Call 07/15/24)(c)	EUR	100	101,738
6.88%, 11/15/26 (Call 08/15/26)(c)	EUR	100	113,523
Nissan Motor Acceptance Co. LLC, 1.85%, 09/16/26 (Call 08/16/26)(a)	USD	123	107,148
RCI Banque SA, 2.63%, 02/18/30 (Call 02/18/25)(b)(c)	EUR	300	308,476
Volkswagen Leasing GmbH, 0.50%, 01/12/29(c)	EUR	203	182,226

			2,060,940

Auto Parts & Equipment — 1.0%
Aptiv PLC/Aptiv Corp., 2.40%, 02/18/25 (Call 08/11/23)	USD	75	71,327
Clarios Global LP/Clarios U.S. Finance Co., 6.75%, 05/15/28	USD	117	117,522
Dana Financing Luxembourg Sarl, 8.50%, 07/15/31 (Call 07/15/26)(c)	EUR	100	115,448
Dana Inc., 5.63%, 06/15/28 (Call 08/11/23)	USD	75	71,185
Faurecia SE, 7.25%, 06/15/26 (Call 11/15/24)(c)	EUR	200	230,619
Goodyear Europe BV, 2.75%, 08/15/28 (Call 08/15/24)(c)	EUR	100	97,537
Goodyear Tire & Rubber Co. (The), 5.63%, 04/30/33 (Call 01/30/33)	USD	198	177,318
IHO Verwaltungs GmbH, 8.75%, 05/15/28 (Call 05/15/25), (9.5% PIK)(c)(e)	EUR	100	115,173
ZF Europe Finance BV, 2.50%, 10/23/27 (Call 07/23/27)(c)	EUR	100	98,818
ZF Finance GmbH
2.25%, 05/03/28 (Call 02/03/28)(c)	EUR	100	95,656
3.75%, 09/21/28 (Call 06/21/28)(c)	EUR	100	101,704

			1,292,307

Banks — 6.5%
AIB Group PLC, 6.25%, (Call 06/23/25)(b)(c)(f)	EUR	200	210,944
Banco Bilbao Vizcaya Argentaria SA, 6.00%, (Call 03/29/24)(b)(c)(f)	EUR	200	216,360
Banco BPM SpA
3.38%, 01/19/32 (Call 01/19/27)(b)(c)	EUR	200	193,538
6.00%, 06/14/28	EUR	150	166,172
Banco de Sabadell SA
2.00%, 01/17/30 (Call 01/17/25)(b)(c)	EUR	100	101,607
2.50%, 04/15/31 (Call 01/15/26)(b)(c)	EUR	100	97,845
Banco Santander SA, 3.63%, 09/27/26 (Call 09/27/25)(b)(c)	EUR	100	108,515
Bank Leumi Le-Israel BM, 3.28%, 01/29/31 (Call 01/29/26), (5-year CMT + 1.631%)(a)(b)	USD	200	178,452
Bank of America Corp.
1.38%, 05/09/30 (Call 05/09/29)(b)(c)	EUR	150	141,435
3.82%, 01/20/28 (Call 01/20/27), (3-mo. SOFR + 1.837%)(b)	USD	220	207,860
Barclays PLC
1.38%, 01/24/26 (Call 01/24/25)(b)(c)	EUR	206	216,293
2.89%, 01/31/27 (Call 01/31/26)(b)(c)	EUR	100	105,558
8.00%, (Call 06/15/24)(b)(f)	USD	200	196,936
BBVA Bancomer SA/Texas, 5.13%, 01/18/33, (5-year CMT + 2.650%)	USD	200	173,172
CaixaBank SA, 6.75%, (Call 06/13/24)(b)(c)(f)	EUR	200	216,905
Cedacri Mergeco SpA, 8.88%, 05/15/28(b)	EUR	100	107,476

Security		Par (000)	Value

Banks (continued)
Citigroup Inc.
1.25%, 07/06/26 (Call 07/06/25)(b)(c)	EUR	200	$207,542
2.98%, 11/05/30 (Call 11/05/29), (1-day SOFR + 1.422%)(b)	USD	150	129,996
Commerzbank AG, 6.13%, (Call 10/09/25)(b)(c)(f)	EUR	200	203,407
Credit Agricole SA, 1.00%, 04/22/26 (Call 04/22/25)(b)(c)	EUR	100	103,980
Credit Suisse Group AG, 7.75%, 03/01/29 (Call 03/01/28)(b)(c)	EUR	100	122,526
Danske Bank AS, 4.13%, 01/10/31 (Call 01/10/30)(b)(c)	EUR	100	109,981
Deutsche Bank AG, 1.00%, 11/19/25 (Call 11/19/24)(b)(c)	EUR	400	418,563
Glencore Finance Europe Ltd., 0.63%, 09/11/24	EUR	416	438,860
Goldman Sachs Group Inc. (The)
1.43%, 03/09/27 (Call 03/09/26), (1-day SOFR + 0.798%)(b)	USD	150	134,503
3.50%, 01/23/25 (Call 10/23/24)	USD	100	96,800
4.00%, 09/21/29 (Call 06/21/29)(c)	EUR	98	106,745
7.25%, 04/10/28	GBP	117	157,286
HSBC Holdings PLC, Series GEN, 0.31%, 11/13/26 (Call 11/13/25)(b)(c)	EUR	258	258,839
ING Groep NV
2.13%, 05/23/26 (Call 05/23/25)(b)(c)	EUR	200	211,446
4.50%, 05/23/29 (Call 05/23/28), (3-mo. EURIBOR + 1.600%)(b)(c)	EUR	200	219,975
Intesa Sanpaolo SpA
4.20%, 06/01/32 (Call 06/01/31), (1-year CMT + 2.600%)(a)(b)	USD	200	154,020
5.88%, (Call 01/20/25)(b)(c)(f)	EUR	200	210,420
JPMorgan Chase & Co.
1.47%, 09/22/27 (Call 09/22/26), (1-day SOFR + 0.765%)(b)	USD	150	132,793
3.70%, 05/06/30 (Call 05/06/29), (3-mo. SOFR + 1.422%)(b)	USD	150	137,940
Lloyds Banking Group PLC, 4.95%, (Call 06/27/25)(b)(c)(f)	EUR	200	205,776
Morgan Stanley
1.88%, 04/27/27	EUR	250	255,216
3.59%, 07/22/28 (Call 07/22/27), (3-mo. LIBOR US + 1.340%)(b)	USD	140	130,351
Societe Generale SA, 7.88%, (Call 12/18/23)(a)(b)(f)	USD	200	197,600
Standard Chartered PLC
0.85%, 01/27/28 (Call 01/27/27)(b)(c)	EUR	200	195,005
0.90%, 07/02/27 (Call 07/02/26)(b)(c)	EUR	100	99,390
1.63%, 10/03/27 (Call 10/03/26)(b)(c)	EUR	100	101,180
UBS Group AG, 7.00%, (Call 02/19/25)(b)(c)(f)	USD	200	192,444
UniCredit SpA
2.00%, 09/23/29 (Call 09/23/24)(b)(c)	EUR	200	209,626
7.30%, 04/02/34 (Call 04/02/29), (5-year USD ICE Swap + 4.914%)(a)(b)	USD	200	194,082
Wells Fargo & Co.
1.63%, 06/02/25(c)	EUR	279	293,048
3.35%, 03/02/33 (Call 03/02/32), (1-day SOFR + 1.500%)(b)	USD	150	128,417
5.56%, 07/25/34 (Call 07/25/33), (1-day SOFR + 1.990%)(b)	USD	40	40,158

			8,436,983

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Beverages — 0.1%
Keurig Dr Pepper Inc.
2.55%, 09/15/26 (Call 06/15/26)	USD	75	$69,219
4.60%, 05/25/28 (Call 02/25/28)	USD	100	98,085

			167,304

Biotechnology — 0.5%
Amgen Inc.
4.00%, 09/13/29(c)	GBP	100	118,732
5.25%, 03/02/33 (Call 12/02/32)	USD	150	149,704
Cidron Aida Finco Sarl, 6.25%, 04/01/28 (Call 04/01/24)(c)	GBP	100	111,972
Gilead Sciences Inc., 1.65%, 10/01/30 (Call 07/01/30)	USD	200	162,739
Royalty Pharma PLC, 1.20%, 09/02/25 (Call 08/02/25)	USD	50	45,454

			588,601

Building Materials — 0.3%
Builders FirstSource Inc., 4.25%, 02/01/32 (Call 08/01/26)(a)	USD	129	111,936
Emerald Debt Merger Sub LLC, 6.38%, 12/15/30 (Call 06/15/26)(c)	EUR	100	109,950
HT Troplast GmbH, 9.38%, 07/15/28	EUR	100	109,783
Standard Industries Inc./NJ, 3.38%, 01/15/31 (Call 07/15/25)(a)	USD	97	78,333

			410,002

Chemicals — 1.7%
Ashland Services BV, 2.00%, 01/30/28 (Call 11/01/27)(c)	EUR	100	94,417
Avient Corp., 5.75%, 05/15/25 (Call 08/31/23)(a)	USD	100	98,605
Braskem Netherlands Finance BV, 7.25%, 02/13/33 (Call 11/13/32)(a)	USD	200	196,230
Chemours Co. (The), 5.75%, 11/15/28 (Call 11/15/23)(a)	USD	97	88,999
INEOS Finance PLC, 3.38%, 03/31/26 (Call 08/10/23)(c)	EUR	100	102,528
INEOS Styrolution Group GmbH, 2.25%, 01/16/27 (Call 08/10/23)(c)	EUR	100	92,944
Kronos International Inc., 3.75%, 09/15/25 (Call 08/30/23)(c)	EUR	100	100,475
Linde PLC, 3.38%, 06/12/29	EUR	100	109,395
Methanex Corp., 5.13%, 10/15/27 (Call 04/15/27)	USD	183	172,750
Nutrien Ltd.
3.00%, 04/01/25 (Call 01/01/25)	USD	100	95,548
5.90%, 11/07/24	USD	55	55,114
OCI NV, 3.63%, 10/15/25 (Call 08/30/23)(c)	EUR	90	96,135
Olin Corp., 5.00%, 02/01/30 (Call 02/01/24)	USD	148	135,935
Olympus Water U.S. Holding Corp.
9.63%, 11/15/28 (Call 06/01/25)(c)	EUR	100	106,071
9.75%, 11/15/28 (Call 06/01/25)(a)	USD	200	193,500
Sasol Financing USA LLC, 8.75%, 05/03/29 (Call 03/03/29)(a)	USD	200	199,500
SCIL IV LLC/SCIL USA Holdings LLC, 4.38%, 11/01/26 (Call 11/01/23)(c)	EUR	100	101,300
Sherwin-Williams Co. (The), 4.05%, 08/08/24	USD	50	49,156
Synthomer PLC, 3.88%, 07/01/25 (Call 08/30/23)(c)	EUR	100	98,718

			2,187,320

Commercial Services — 1.9%
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.63%, 06/01/28 (Call 06/01/24)(a)	USD	200	170,000

Security		Par (000)	Value

Commercial Services (continued)
Allied Universal Holdco LLC/Allied Universal Finance Corp/Atlas Luxco 4 Sarl, 4.88%, 06/01/28 (Call 06/01/24)(c)	GBP	100	$98,818
Atlantia SpA, 1.88%, 02/12/28 (Call 11/12/27)(c)	EUR	100	95,657
Avis Budget Car Rental LLC/Avis Budget Finance Inc., 4.75%, 04/01/28 (Call 04/01/24)(a)	USD	100	90,458
Block Inc., 2.75%, 06/01/26 (Call 05/01/26)	USD	100	91,036
Castor SpA, 8.78%, 02/15/29 (Call 08/30/23), (3-mo. EURIBOR + 5.250%)(b)(c)	EUR	100	104,200
Gartner Inc., 3.63%, 06/15/29 (Call 06/15/24)(a)	USD	97	85,481
Global Payments Inc.
2.65%, 02/15/25 (Call 01/15/25)	USD	50	47,661
4.88%, 03/17/31 (Call 01/17/31)	EUR	300	330,538
La Financiere Atalian SASU, 6.63%, 05/15/25 (Call 08/10/23)(c)	GBP	100	90,174
Loxam SAS, 6.38%, 05/15/28	EUR	100	109,977
Nexi SpA, 1.63%, 04/30/26 (Call 01/30/26)(c)	EUR	100	101,704
Prime Security Services Borrower LLC/Prime Finance Inc., 6.25%, 01/15/28 (Call 08/31/23)(a)	USD	117	110,147
Q-Park Holding I BV, 5.47%, 03/01/26 (Call 08/30/23), (3-mo. EURIBOR + 2.000%)(b)(c)	EUR	100	106,340
Rekeep SpA, 7.25%, 02/01/26 (Call 08/10/23)(c)	EUR	100	104,107
Service Corp. International/U.S., 3.38%, 08/15/30 (Call 08/15/25)	USD	103	85,880
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 07/15/25 (Call 08/30/23)(c)	EUR	200	211,386
United Rentals North America Inc.
5.25%, 01/15/30 (Call 01/15/25)	USD	97	92,391
5.50%, 05/15/27 (Call 08/31/23)	USD	100	98,322
Verisure Holding AB, 9.25%, 10/15/27 (Call 10/15/24)(c)	EUR	200	235,535

			2,459,812

Computers — 0.4%
Dell International LLC/EMC Corp., 4.00%, 07/15/24 (Call 06/15/24)	USD	75	73,673
NCR Corp., 5.00%, 10/01/28 (Call 10/01/23)(a)	USD	100	90,459
Seagate HDD Cayman, 8.25%, 12/15/29 (Call 07/15/26)(a)	USD	75	78,610
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)	USD	229	218,621

			461,363

Cosmetics & Personal Care — 0.2%
Edgewell Personal Care Co., 5.50%, 06/01/28 (Call 08/31/23)(a)	USD	107	101,383
Procter & Gamble Co. (The), 3.25%, 08/02/26	EUR	125	136,635

			238,018

Distribution & Wholesale — 0.5%
Azelis Finance NV, 5.75%, 03/15/28 (Call 03/15/25)(c)	EUR	200	223,015
H&E Equipment Services Inc., 3.88%, 12/15/28 (Call 12/15/23)(a)	USD	100	87,868
IMCD NV, 2.13%, 03/31/27 (Call 12/31/26)(c)	EUR	272	270,735
Ritchie Bros Holdings Inc., 7.75%, 03/15/31 (Call 03/15/26)(a)	USD	100	104,221

			685,839

Diversified Financial Services — 1.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, 10/29/24 (Call 09/29/24)	USD	300	283,472
American Express Co., 2.55%, 03/04/27 (Call 02/01/27)	USD	160	146,115

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2023	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
Charles Schwab Corp. (The)
5.64%, 05/19/29 (Call 05/19/28), (1-day SOFR + 2.210%)(b)	USD	25	$25,219
5.85%, 05/19/34 (Call 05/19/33), (1-day SOFR +2.500%)(b)	USD	75	77,286
Intercontinental Exchange Inc., 1.85%, 09/15/32 (Call 06/15/32)	USD	100	76,921
Intrum AB, 3.13%, 07/15/24 (Call 08/10/23)(c)	EUR	52	55,282
LPL Holdings Inc., 4.63%, 11/15/27 (Call 08/31/23)(a)	USD	118	111,204
Nasdaq Inc.
4.50%, 02/15/32 (Call 12/15/31)	EUR	100	112,028
5.35%, 06/28/28	USD	250	250,429
Nationstar Mortgage Holdings Inc.
5.13%, 12/15/30 (Call 12/15/25)(a)	USD	117	98,596
6.00%, 01/15/27 (Call 08/31/23)(a)	USD	121	115,630
Navient Corp.
4.88%, 03/15/28 (Call 06/15/27)	USD	97	84,710
9.38%, 07/25/30 (Call 10/25/29)	USD	100	100,500
PennyMac Financial Services Inc., 5.75%, 09/15/31 (Call 09/15/26)(a)	USD	117	98,975
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc.
2.88%, 10/15/26 (Call 10/15/23)(a)	USD	109	97,010
3.88%, 03/01/31 (Call 03/01/26)(a)	USD	117	96,233
SURA Asset Management SA, 4.88%, 04/17/24(a)	USD	200	196,124
United Wholesale Mortgage LLC
5.50%, 11/15/25 (Call 08/31/23)(a)	USD	100	96,139
5.75%, 06/15/27 (Call 06/15/24)(a)	USD	117	109,469

			2,231,342

Electric — 2.2%
Calpine Corp.
5.00%, 02/01/31 (Call 02/01/26)(a)	USD	97	81,648
5.13%, 03/15/28 (Call 08/31/23)(a)	USD	129	116,982
Comision Federal de Electricidad, 4.69%, 05/15/29 (Call 03/15/29)(a)	USD	200	181,922
Duke Energy Corp.
3.10%, 06/15/28 (Call 03/15/28)	EUR	100	104,268
3.85%, 06/15/34 (Call 03/15/34)	EUR	100	101,007
EDP - Energias de Portugal SA, 1.88%, 08/02/81 (Call 05/02/26)(b)(c)	EUR	100	98,074
Electricite de France SA
2.88%, (Call 12/15/26)(b)(c)(f)	EUR	200	191,975
4.25%, 01/25/32 (Call 10/25/31)(c)	EUR	100	109,369
5.88%, (Call 01/22/29)(b)(c)(f)	GBP	100	107,481
6.00%, (Call 01/29/26)(b)(c)(f)	GBP	100	118,850
Enel SpA, 6.38%, (Call 04/16/28)(b)(c)(f)	EUR	100	112,836
Engie Energia Chile SA, 3.40%, 01/28/30 (Call 10/28/29)(c)	USD	200	166,438
Eversource Energy, 5.45%, 03/01/28 (Call 02/01/28)	USD	80	81,140
FirstEnergy Corp., 2.65%, 03/01/30 (Call 12/01/29)	USD	165	139,054
Naturgy Finance BV, 2.37%, (Call 11/23/26)(b)(c)(f)	EUR	100	97,574
NextEra Energy Capital Holdings Inc., 4.26%, 09/01/24	USD	50	49,251
NRG Energy Inc., 3.63%, 02/15/31 (Call 02/15/26)(a)	USD	218	171,081
Ohio Power Co., Series Q, 1.63%, 01/15/31 (Call 10/15/30)	USD	165	130,123
Oncor Electric Delivery Co. LLC, 4.30%, 05/15/28(a)	USD	100	97,713
Origin Energy Finance Ltd., 1.00%, 09/17/29 (Call 06/17/29)(c)	EUR	100	102,941
Pacific Gas and Electric Co., 2.95%, 03/01/26 (Call 12/01/25)	USD	100	92,085
PG&E Corp., 5.00%, 07/01/28 (Call 08/11/23)	USD	104	96,214

Security		Par (000)	Value

Electric (continued)
Southern California Edison Co., Series 2020-C, 1.20%, 02/01/26 (Call 01/01/26)	USD	100	$90,435
Southern Co. (The), 1.88%, 09/15/81 (Call 06/15/27)(b)	EUR	100	86,448
Vistra Operations Co. LLC, 4.38%, 05/01/29 (Call 05/01/24)(a)	USD	117	103,270

			2,828,179

Electrical Components & Equipment — 0.3%
Belden Inc., 3.38%, 07/15/27 (Call 08/30/23)(c)	EUR	100	102,170
Honeywell International Inc., 3.75%, 05/17/32	EUR	100	107,624
Nexans SA, 5.50%, 04/05/28 (Call 01/05/28)(c)	EUR	100	114,462
RTE Reseau de Transport d’Electricite SADIR, 3.75%, 07/04/35	EUR	100	109,693

			433,949

Electronics — 0.1%
Sensata Technologies BV, 5.63%, 11/01/24(a)	USD	157	156,049

Energy - Alternate Sources — 0.1%
Cullinan Holdco Scsp, 4.63%, 10/15/26 (Call 10/15/23)(c)	EUR	100	90,874

Engineering & Construction — 1.0%
Abertis Infraestructuras Finance BV, 3.25%, (Call 11/24/25)(b)(c)(f)	EUR	200	200,659
Aeropuerto Internacional de Tocumen SA, 4.00%, 08/11/41 (Call 08/11/40)(a)	USD	200	166,454
Azzurra Aeroporti SpA
2.13%, 05/30/24 (Call 02/29/24)(c)	EUR	100	106,876
2.63%, 05/30/27 (Call 02/28/27)(c)	EUR	100	98,861
Cellnex Finance Co. SA
1.25%, 01/15/29 (Call 10/15/28)(c)	EUR	100	92,674
2.00%, 09/15/32 (Call 06/15/32)(c)	EUR	100	87,961
2.00%, 02/15/33 (Call 11/15/32)(c)	EUR	100	87,108
Cellnex Telecom SA, 1.75%, 10/23/30 (Call 07/23/30)(c)	EUR	100	90,320
Gatwick Airport Finance PLC, 4.38%, 04/07/26 (Call 08/10/23)(c)	GBP	100	116,826
Heathrow Finance PLC, 3.88%, 03/01/27(c)(g)	GBP	100	109,882
Infrastrutture Wireless Italiane SpA, 1.63%, 10/21/28 (Call 07/21/28)(c)	EUR	100	96,813
Knife River Holding Co., 7.75%, 05/01/31(a)	USD	100	101,975

			1,356,409

Entertainment — 1.7%
Allwyn Entertainment Financing U.K. PLC, 7.25%, 04/30/30 (Call 04/30/26)(c)	EUR	100	112,012
Banijay Group SAS, 6.50%, 03/01/26 (Call 08/30/23)(c)	EUR	100	108,301
Caesars Entertainment Inc.
6.25%, 07/01/25 (Call 08/11/23)(a)	USD	100	99,456
7.00%, 02/15/30 (Call 02/15/26)(a)	USD	117	118,173
8.13%, 07/01/27 (Call 08/31/23)(a)	USD	100	102,567
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 6.50%, 10/01/28 (Call 10/01/23)	USD	97	94,014
Churchill Downs Inc., 6.75%, 05/01/31(a)	USD	117	114,356
Cirsa Finance International Sarl, 10.38%, 11/30/27 (Call 11/09/24)(c)	EUR	100	118,746
Inter Media & Communication SpA, 6.75%, 02/09/27 (Call 02/09/24)(c)	EUR	100	106,367
International Game Technology PLC, 6.25%, 01/15/27 (Call 07/15/26)(a)	USD	200	199,250

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Entertainment (continued)
Live Nation Entertainment Inc., 4.75%, 10/15/27 (Call 08/31/23)(a)	USD	97	$90,089
Lottomatica SpA, 9.75%, 09/30/27 (Call 09/30/24)(c)	EUR	100	119,158
Midwest Gaming Borrower LLC, 4.88%, 05/01/29 (Call 05/01/24)(a)	USD	121	107,472
Pinewood Finance Co. Ltd., 3.25%, 09/30/25 (Call 08/30/23)(c)	GBP	100	118,068
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.
5.63%, 09/01/29 (Call 09/01/24)(a)	USD	100	75,750
5.88%, 09/01/31 (Call 09/01/26)(a)	USD	100	73,820
SeaWorld Parks & Entertainment Inc., 5.25%, 08/15/29 (Call 08/15/24)(a)	USD	129	116,100
Six Flags Entertainment Corp., 5.50%, 04/15/27 (Call 08/31/23)(a)	USD	197	185,672
WMG Acquisition Corp., 3.88%, 07/15/30 (Call 07/15/25)(a)	USD	119	103,995
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29 (Call 07/01/29)(a)	USD	97	87,773

			2,251,139

Environmental Control — 0.6%
Covanta Holding Corp., 4.88%, 12/01/29 (Call 12/01/24)(a)	USD	200	176,623
GFL Environmental Inc.
3.50%, 09/01/28 (Call 03/01/28)(a)	USD	100	88,991
4.00%, 08/01/28 (Call 08/11/23)(a)	USD	117	104,708
Paprec Holding SA, 3.50%, 07/01/28 (Call 07/01/24)(c)	EUR	200	199,014
Republic Services Inc., 3.95%, 05/15/28 (Call 02/15/28)	USD	150	144,289

			713,625

Food — 1.4%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC
3.25%, 03/15/26 (Call 08/31/23)(a)	USD	97	90,155
6.50%, 02/15/28 (Call 02/15/25)(a)	USD	100	99,607
Bellis Acquisition Co. PLC, 4.50%, 02/16/26 (Call 02/24/24)(c)	GBP	200	225,099
Burger King France SAS, 8.48%, 11/01/26 (Call 08/10/23)(b)(c)	EUR	100	110,141
Food Service Project SA, 5.50%, 01/21/27 (Call 01/21/24)(c)	EUR	200	208,905
General Mills Inc., 4.95%, 03/29/33 (Call 12/29/32)	USD	100	98,831
Kraft Heinz Foods Co., 3.88%, 05/15/27 (Call 02/15/27)	USD	75	71,908
Lamb Weston Holdings Inc., 4.38%, 01/31/32 (Call 01/31/27)(a)	USD	97	85,183
Lion/Polaris Lux 4 SA, 7.53%, 07/01/26 (Call 08/30/23), (3-mo. EURIBOR + 4.000%)(b)(c)	EUR	100	108,576
Performance Food Group Inc., 5.50%, 10/15/27 (Call 08/31/23)(a)	USD	100	96,830
Pilgrim’s Pride Corp.
3.50%, 03/01/32 (Call 09/01/26)	USD	129	104,142
5.88%, 09/30/27 (Call 08/31/23)(a)	USD	123	121,660
Post Holdings Inc.
5.50%, 12/15/29 (Call 12/15/24)(a)	USD	97	90,082
5.63%, 01/15/28 (Call 08/16/23)(a)	USD	100	96,634
Premier Foods Finance PLC, 3.50%, 10/15/26 (Call 08/30/23)(c)	GBP	100	115,127

Security		Par (000)	Value

Food (continued)
U.S. Foods Inc., 4.75%, 02/15/29 (Call 02/15/24)(a)	USD	100	$91,976

			1,814,856

Food Service — 0.1%
Aramark Services Inc., 6.38%, 05/01/25 (Call 08/31/23)(a)	USD	97	97,001

Forest Products & Paper — 0.1%
Ahlstrom-Munksjo Holding 3 Oy, 3.63%, 02/04/28 (Call 02/04/24)(c)	EUR	100	91,684
Suzano Austria GmbH, 3.13%, 01/15/32 (Call 10/15/31)	USD	86	68,953

			160,637

Gas — 0.2%
AmeriGas Partners LP / AmeriGas Finance Corp., 9.38%, 06/01/28 (Call 06/01/25)(a)	USD	100	101,940
NiSource Inc., 5.40%, 06/30/33	USD	60	60,486
UGI International LLC, 2.50%, 12/01/29 (Call 12/01/24)(c)	EUR	100	84,661

			247,087

Health Care - Products — 0.5%
Avantor Funding Inc., 3.88%, 11/01/29 (Call 11/01/24)(a)	USD	141	123,390
Baxter International Inc., 1.32%, 11/29/24	USD	175	165,089
Hologic Inc., 4.63%, 02/01/28 (Call 08/31/23)(a)	USD	129	122,620
Mozart Debt Merger Sub Inc., 3.88%, 04/01/29 (Call 10/01/24)(a)	USD	282	246,940

			658,039

Health Care - Services — 1.5%
Catalent Pharma Solutions Inc.
2.38%, 03/01/28 (Call 08/30/23)(c)	EUR	100	92,260
5.00%, 07/15/27 (Call 08/31/23)(a)	USD	100	93,677
Centene Corp., 4.63%, 12/15/29 (Call 12/15/24)	USD	80	74,378
Charles River Laboratories International Inc., 4.25%, 05/01/28 (Call 08/16/23)(a)	USD	97	89,624
CHS/Community Health Systems Inc.
4.75%, 02/15/31 (Call 02/15/26)(a)	USD	220	166,668
5.63%, 03/15/27 (Call 12/15/23)(a)	USD	126	112,114
8.00%, 03/15/26 (Call 08/31/23)(a)	USD	129	126,677
Elevance Health Inc.
2.25%, 05/15/30 (Call 02/15/30)	USD	100	83,790
3.65%, 12/01/27 (Call 09/01/27)	USD	80	75,878
Encompass Health Corp., 4.50%, 02/01/28 (Call 08/31/23)	USD	97	90,102
HCA Inc.
5.38%, 02/01/25	USD	75	74,555
5.88%, 02/15/26 (Call 08/15/25)	USD	50	50,139
IQVIA Inc., 6.50%, 05/15/30 (Call 05/15/26)(a)	USD	200	201,948
Molina Healthcare Inc., 3.88%, 11/15/30 (Call 08/17/30)(a)	USD	112	95,808
Select Medical Corp., 6.25%, 08/15/26 (Call 08/31/23)(a)	USD	129	127,901
Tenet Healthcare Corp., 6.13%, 06/15/30 (Call 06/15/25)	USD	340	330,395
UnitedHealth Group Inc., 4.20%, 05/15/32 (Call 02/15/32)	USD	125	119,132

			2,005,046

Holding Companies - Diversified — 0.1%
Ares Capital Corp., 7.00%, 01/15/27	USD	69	69,232

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2023	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Holding Companies - Diversified (continued)
Stena International SA, 7.25%, 02/15/28 (Call 02/15/25)(c)	EUR	100	$113,309

			182,541

Home Builders — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.63%, 01/15/28 (Call 08/31/23)(a)	USD	200	191,905
Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC, 6.25%, 09/15/27 (Call 08/31/23)(a)	USD	156	144,222

			336,127

Home Furnishings — 0.1%
Tempur Sealy International Inc., 4.00%, 04/15/29 (Call 04/15/24)(a)	USD	107	92,749

Housewares — 0.2%
Newell Brands Inc., 4.88%, 06/01/25 (Call 05/01/25)	USD	217	209,958
Robert Bosch GmbH, 2.95%, 07/11/39	EUR	100	96,049

			306,007

Insurance — 0.5%
Galaxy Bidco Ltd., 6.50%, 07/31/26 (Call 08/30/23)(c)	GBP	200	232,286
Liberty Mutual Group Inc., 3.63%, 05/23/59 (Call 05/23/24)(b)(c)	EUR	100	104,760
Marsh & McLennan Companies Inc., 4.38%, 03/15/29 (Call 12/15/28)	USD	100	97,671
Progressive Corp. (The), 4.95%, 06/15/33 (Call 03/15/33)	USD	150	148,564

			583,281

Internet — 0.6%
Engineering - Ingegneria Informatica - SpA, 11.13%, 05/15/28 (Call 05/15/25)(c)	EUR	100	109,950
iliad SA, 5.38%, 06/14/27 (Call 03/14/27)(c)	EUR	100	109,928
Match Group Holdings II LLC, 4.13%, 08/01/30 (Call 05/01/25)(a)	USD	100	86,295
Netflix Inc.
3.63%, 06/15/25 (Call 03/15/25)(a)	USD	75	72,477
4.88%, 04/15/28	USD	75	74,079
NortonLifeLock Inc., 6.75%, 09/30/27 (Call 09/30/24)(a)	USD	174	174,607
United Group BV
4.00%, 11/15/27 (Call 11/15/23)(c)	EUR	100	91,907
6.57%, 02/15/26 (Call 08/30/23), (3-mo. EURIBOR + 3.250%)(b)(c)	EUR	100	105,827

			825,070

Iron & Steel — 0.2%
Cleveland-Cliffs Inc., 6.75%, 04/15/30	USD	193	187,750
Mineral Resources Ltd., 8.13%, 05/01/27 (Call 09/01/23)(a)	USD	100	100,088

			287,838

Leisure Time — 0.4%
Carnival Corp.
7.63%, 03/01/26 (Call 03/01/24)(c)	EUR	100	108,301
9.88%, 08/01/27 (Call 02/01/24)(a)	USD	129	134,868
10.13%, 02/01/26 (Call 08/30/23)(c)	EUR	100	115,571
Dometic Group AB, 2.00%, 09/29/28 (Call 06/29/28)(c)	EUR	100	90,421
NCL Corp. Ltd., 5.88%, 02/15/27 (Call 02/15/24)(a)	USD	129	125,624

			574,785

Lodging — 1.2%
Accor SA, 2.63%, (Call 01/30/25)(b)(c)(f)	EUR	100	104,040
Boyd Gaming Corp., 4.75%, 12/01/27 (Call 08/11/23)	USD	117	110,189

Security		Par (000)	Value

Lodging (continued)
Hilton Domestic Operating Co. Inc.
4.00%, 05/01/31 (Call 05/01/26)(a)	USD	110	$95,948
5.38%, 05/01/25 (Call 08/11/23)(a)	USD	97	96,094
Las Vegas Sands Corp., 2.90%, 06/25/25 (Call 05/25/25)	USD	192	180,603
Melco Resorts Finance Ltd., 5.75%, 07/21/28 (Call 08/31/23)(a)	USD	207	185,006
MGM China Holdings Ltd., 5.88%, 05/15/26 (Call 08/11/23)(a)	USD	200	193,225
MGM Resorts International, 5.50%, 04/15/27 (Call 01/15/27)	USD	117	112,719
Studio City Finance Ltd., 5.00%, 01/15/29 (Call 01/15/24)(a)	USD	200	152,750
Travel + Leisure Co., 4.50%, 12/01/29 (Call 09/01/29)(a)	USD	100	85,937
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/25 (Call 12/01/24)(a)	USD	113	110,871
Wynn Macau Ltd., 5.50%, 01/15/26 (Call 08/31/23)(a)	USD	200	187,180

			1,614,562

Machinery — 0.2%
Renk AG/Frankfurt am Main, 5.75%, 07/15/25 (Call 08/10/23)(c)	EUR	100	109,364
TK Elevator Midco GmbH, 4.38%, 07/15/27 (Call 08/10/23)(c)	EUR	100	100,041

			209,405

Media — 2.8%
Altice Financing SA, 2.25%, 01/15/25 (Call 08/30/23)(c)	EUR	100	98,680
AMC Networks Inc., 4.75%, 08/01/25 (Call 08/31/23)	USD	200	177,139
CCO Holdings LLC/CCO Holdings Capital Corp.
4.75%, 03/01/30 (Call 09/01/24)(a)	USD	203	175,954
4.75%, 02/01/32 (Call 02/01/27)(a)	USD	193	159,343
5.00%, 02/01/28 (Call 08/16/23)(a)	USD	100	92,413
5.13%, 05/01/27 (Call 08/31/23)(a)	USD	100	93,820
5.38%, 06/01/29 (Call 06/01/24)(a)	USD	97	88,644
5.50%, 05/01/26 (Call 08/31/23)(a)	USD	224	218,692
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.75%, 02/15/28 (Call 11/15/27)	USD	75	68,652
Comcast Corp., 5.35%, 11/15/27 (Call 10/15/27)	USD	100	101,713
Directv Financing LLC/Directv Financing Co-Obligor Inc., 5.88%, 08/15/27 (Call 08/31/23)(a)	USD	223	201,307
Gray Television Inc.
4.75%, 10/15/30 (Call 10/15/25)(a)	USD	117	82,317
7.00%, 05/15/27 (Call 08/11/23)(a)	USD	100	86,500
News Corp., 3.88%, 05/15/29 (Call 05/15/24)(a)	USD	104	91,840
Nexstar Media Inc.
4.75%, 11/01/28 (Call 11/01/23)(a)	USD	121	106,640
5.63%, 07/15/27 (Call 08/11/23)(a)	USD	117	109,993
RCS & RDS SA, 2.50%, 02/05/25 (Call 08/30/23)(c)	EUR	200	210,451
Sirius XM Radio Inc.
4.00%, 07/15/28 (Call 07/15/24)(a)	USD	173	150,524
4.13%, 07/01/30 (Call 07/01/25)(a)	USD	204	168,008
Summer BidCo BV, 9.00%, 11/15/25 (Call 08/30/23), (9.75% PIK)(c)(e)	EUR	121	121,207
TEGNA Inc., 4.63%, 03/15/28 (Call 08/31/23)	USD	47	42,065
Tele Columbus AG, 3.88%, 05/02/25 (Call 08/10/23)(c)	EUR	100	67,621
Univision Communications Inc., 7.38%, 06/30/30 (Call 06/30/25)(a)	USD	217	211,210
UPC Holding BV, 3.88%, 06/15/29 (Call 08/10/23)(c)	EUR	100	90,705

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Videotron Ltd., 3.63%, 06/15/29 (Call 06/15/24)(a)	USD	200	$174,000
Virgin Media Secured Finance PLC, 5.25%, 05/15/29 (Call 05/15/24)(c)	GBP	100	110,624
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28 (Call 08/30/23)(c)	GBP	100	104,461
VZ Vendor Financing II BV, 2.88%, 01/15/29 (Call 12/18/23)(c)	EUR	100	88,304
Ziggo BV, 2.88%, 01/15/30 (Call 10/15/24)(c)	EUR	100	91,987

			3,584,814

Metal Fabricate & Hardware — 0.1%
Vallourec SA, 8.50%, 06/30/26 (Call 08/10/23)(c)	EUR	100	110,500

Mining — 0.9%
FMG Resources August 2006 Pty Ltd., 4.50%, 09/15/27 (Call 06/15/27)(a)	USD	97	90,676
FMG Resources August Pty. Ltd., 5.88%, 04/15/30 (Call 01/15/30)(a)	USD	100	95,907
Freeport Indonesia PT, 4.76%, 04/14/27 (Call 03/14/27)(c)	USD	200	193,476
Glencore Capital Finance Designated Co., 1.13%, 03/10/28 (Call 12/10/27)(c)	EUR	250	239,085
Newmont Corp.
2.60%, 07/15/32 (Call 04/15/32)	USD	75	60,998
2.80%, 10/01/29 (Call 07/01/29)	USD	100	86,507
Nexa Resources SA, 5.38%, 05/04/27 (Call 02/04/27)(a)	USD	200	187,576
Novelis Corp., 3.25%, 11/15/26 (Call 11/15/23)(a)	USD	117	106,315
Orano SA, 2.75%, 03/08/28 (Call 12/08/27)(c)	EUR	100	102,768

			1,163,308

Office & Business Equipment — 0.1%
Xerox Holdings Corp., 5.00%, 08/15/25 (Call 07/15/25)(a)	USD	172	165,023

Oil & Gas — 2.5%
Apache Corp., 4.25%, 01/15/30 (Call 10/15/29)	USD	100	90,772
BP Capital Markets America Inc., 1.75%, 08/10/30 (Call 05/10/30)	USD	165	134,823
BP Capital Markets PLC, 3.25%, (Call 03/22/26)(b)(c)(f)	EUR	100	102,803
Chesapeake Energy Corp., 5.88%, 02/01/29 (Call 02/05/24)(a)	USD	121	115,720
Civitas Resources Inc., 8.38%, 07/01/28 (Call 07/01/25)(a)	USD	150	154,284
Colgate Energy Partners III LLC, 5.88%, 07/01/29 (Call 07/01/24)(a)	USD	100	95,305
Diamondback Energy Inc., 3.50%, 12/01/29 (Call 09/01/29)	USD	30	27,338
Earthstone Energy Holdings LLC, 8.00%, 04/15/27 (Call 04/15/24)(a)	USD	117	115,784
Ecopetrol SA
5.38%, 06/26/26 (Call 03/26/26)	USD	122	116,891
5.88%, 05/28/45	USD	69	49,335
Hess Corp., 4.30%, 04/01/27 (Call 01/01/27)	USD	100	96,514
Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 11/01/28 (Call 11/01/23)(a)	USD	97	92,855
Leviathan Bond Ltd., 6.75%, 06/30/30 (Call 12/30/29)(a)	USD	11	10,303
Occidental Petroleum Corp., 5.88%, 09/01/25 (Call 06/01/25)	USD	212	212,359
OQ SAOC, 5.13%, 05/06/28(a)	USD	200	191,046
Parkland Corp., 4.50%, 10/01/29 (Call 10/01/24)(a)	USD	97	85,600

Security		Par (000)	Value

Oil & Gas (continued)
Petroleos Mexicanos
5.95%, 01/28/31 (Call 10/28/30)	USD	47	$34,780
6.70%, 02/16/32 (Call 11/16/31)	USD	46	35,415
6.75%, 09/21/47	USD	52	33,332
8.75%, 06/02/29 (Call 04/02/29)	USD	49	44,596
Repsol International Finance BV
3.75%, (Call 03/11/26)(b)(c)(f)	EUR	100	103,491
4.25%, (Call 09/11/28)(b)(c)(f)	EUR	100	100,305
Southwestern Energy Co., 5.38%, 03/15/30 (Call 03/15/25)	USD	117	109,470
Sunoco LP/Sunoco Finance Corp., 4.50%, 05/15/29 (Call 05/15/24)	USD	193	173,294
Tap Rock Resources LLC, 7.00%, 10/01/26 (Call 08/02/23)(a)	USD	31	32,017
Transocean Inc., 8.75%, 02/15/30 (Call 02/15/26)(a)	USD	200	207,646
Wintershall Dea Finance BV, 0.84%, 09/25/25 (Call 06/25/25)(c)	EUR	700	711,172

			3,277,250

Packaging & Containers — 1.9%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
2.00%, 09/01/28 (Call 05/15/24)(c)	EUR	200	184,343
4.00%, 09/01/29 (Call 05/15/24)(a)	USD	200	163,581
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
2.13%, 08/15/26 (Call 08/31/23)(c)	EUR	100	99,336
4.75%, 07/15/27 (Call 08/11/23)(c)	GBP	100	103,379
Ball Corp.
3.13%, 09/15/31 (Call 06/15/31)	USD	136	111,647
6.00%, 06/15/29 (Call 05/15/26)	USD	75	75,000
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 08/31/23)	USD	100	96,669
Crown European Holdings SA, 5.00%, 05/15/28 (Call 04/15/28)(c)	EUR	100	111,391
Fiber Bidco SpA, 11.00%, 10/25/27 (Call 10/25/24)(c)	EUR	100	118,471
Mauser Packaging Solutions Holding Co., 7.88%, 08/15/26 (Call 08/15/24)(a)	USD	193	192,479
OI European Group BV, 6.25%, 05/15/28 (Call 05/15/25)(c)	EUR	100	113,313
Owens-Brockway Glass Container Inc., 7.25%, 05/15/31	USD	100	101,622
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer Inc., 4.38%, 10/15/28 (Call 10/15/24)(a)	USD	117	103,427
SAN Miguel Industrias Pet SA/NG PET R&P Latin America SA, 3.50%, 08/02/28 (Call 08/02/24)(a)	USD	200	170,350
Sealed Air Corp., 5.50%, 09/15/25 (Call 06/15/25)(a)	USD	146	143,824
Silgan Holdings Inc., 2.25%, 06/01/28 (Call 08/15/23)	EUR	100	94,282
Trivium Packaging Finance BV
5.50%, 08/15/26 (Call 08/31/23)(a)	USD	200	190,018
7.07%, 08/15/26 (Call 08/10/23)(b)(c)	EUR	100	108,096
WRKCo Inc.
3.00%, 06/15/33 (Call 03/15/33)	USD	70	56,892
4.00%, 03/15/28 (Call 12/15/27)	USD	75	70,026
4.20%, 06/01/32 (Call 03/01/32)	USD	40	36,521

			2,444,667

Pharmaceuticals — 1.5%
AbbVie Inc.
2.60%, 11/21/24 (Call 10/21/24)	USD	100	96,268

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2023	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
3.20%, 11/21/29 (Call 08/21/29)	USD	85	$76,994
AdaptHealth LLC, 4.63%, 08/01/29 (Call 02/01/24)(a)	USD	100	81,974
Bayer AG, 2.38%, 11/12/79 (Call 02/12/25)(b)(c)	EUR	200	204,811
Becton Dickinson and Co., 3.70%, 06/06/27 (Call 03/06/27)	USD	75	71,565
Cheplapharm Arzneimittel GmbH, 3.50%, 02/11/27 (Call 08/30/23)(c)	EUR	100	100,812
CVS Health Corp., 5.00%, 01/30/29 (Call 12/30/28)	USD	60	59,739
Grifols Escrow Issuer SA, 3.88%, 10/15/28 (Call 10/15/24)(c)	EUR	100	94,619
Gruenenthal GMBH, 4.13%, 05/15/28 (Call 05/15/24)(c)	EUR	100	104,016
Jazz Securities DAC, 4.38%, 01/15/29 (Call 07/15/24)(a)	USD	200	177,823
Nidda Healthcare Holding GmbH, 7.50%, 08/21/26 (Call 04/30/24)(c)	EUR	100	109,797
Organon & Co./Organon Foreign Debt Co.-Issuer BV
4.13%, 04/30/28 (Call 04/30/24)(a)	USD	200	179,228
2.88%, 04/30/28 (Call 04/30/24)(c)	EUR	100	96,874
Pfizer Investment Enterprises Pte. Ltd., 4.75%, 05/19/33 (Call 02/19/33)	USD	33	32,782
Teva Pharmaceutical Finance Netherlands II BV, 7.38%, 09/15/29 (Call 06/15/29)	EUR	200	223,676
Wyeth LLC, 6.50%, 02/01/34	USD	150	168,251

			1,879,229

Pipelines — 1.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.75%, 03/01/27 (Call 08/16/23)(a)	USD	97	93,828
Buckeye Partners LP, 4.13%, 12/01/27 (Call 09/01/27)	USD	121	109,505
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.75%, 04/01/25 (Call 08/31/23)	USD	100	98,501
DT Midstream Inc., 4.38%, 06/15/31 (Call 06/15/26)(a)	USD	139	120,672
EnLink Midstream Partners LP, 4.15%, 06/01/25 (Call 03/01/25)	USD	177	170,380
Enterprise Products Operating LLC, 5.35%, 01/31/33 (Call 10/31/32)	USD	150	152,966
EQM Midstream Partners LP, 4.75%, 01/15/31 (Call 07/15/30)(a)	USD	97	86,602
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 09/30/40(c)	USD	190	152,858
Hess Midstream Operations LP, 5.63%, 02/15/26 (Call 08/31/23)(a)	USD	100	98,500
Kinder Morgan Inc., 4.30%, 03/01/28 (Call 12/01/27)	USD	50	48,001
Kinetik Holdings LP, 5.88%, 06/15/30 (Call 06/15/25)(a)	USD	121	116,311
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (Call 08/31/23)(a)	USD	234	231,862
NuStar Logistics LP, 5.75%, 10/01/25 (Call 07/01/25)	USD	100	98,250
Spectra Energy Partners LP, 3.50%, 03/15/25 (Call 12/15/24)	USD	70	67,582
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 7.50%, 10/01/25 (Call 08/31/23)(a)	USD	117	117,205
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28 (Call 12/15/27)	USD	60	56,687
Venture Global Calcasieu Pass LLC, 3.88%, 08/15/29 (Call 02/15/29)(a)	USD	193	167,120
Venture Global LNG Inc., 8.13%, 06/01/28 (Call 06/01/25)(a)	USD	97	98,589
Western Midstream Operating LP, 3.10%, 02/01/25 (Call 01/01/25)	USD	113	108,012

Security		Par (000)	Value

Pipelines (continued)
Williams Companies Inc. (The), 3.90%, 01/15/25 (Call 10/15/24)	USD	100	$97,638

			2,291,069

Real Estate — 0.2%
Howard Hughes Corp. (The), 5.38%, 08/01/28 (Call 08/31/23)(a)	USD	117	107,348
MAF Global Securities Ltd., 6.38%, (Call 03/20/26)(b)(c)(f)	USD	200	194,440

			301,788

Real Estate Investment Trusts — 1.8%
American Tower Corp.
0.45%, 01/15/27 (Call 11/15/26)	EUR	600	577,079
4.40%, 02/15/26 (Call 11/15/25)	USD	150	145,860
Crown Castle International Corp.
1.35%, 07/15/25 (Call 06/15/25)	USD	60	55,322
3.65%, 09/01/27 (Call 06/01/27)	USD	75	70,190
Digital Dutch Finco BV, 1.50%, 03/15/30 (Call 12/15/29)(c)	EUR	100	90,204
Equinix Inc.
1.45%, 05/15/26 (Call 04/15/26)	USD	75	67,263
1.55%, 03/15/28 (Call 01/15/28)	USD	200	168,449
Healthpeak Properties Inc., 1.35%, 02/01/27 (Call 01/01/27)	USD	50	43,698
Iron Mountain Inc.
4.50%, 02/15/31 (Call 02/15/26)(a)	USD	107	92,246
4.88%, 09/15/27 (Call 08/11/23)(a)	USD	100	93,796
7.00%, 02/15/29	USD	97	97,334
Mid-America Apartments LP, 1.10%, 09/15/26 (Call 08/15/26)	USD	55	48,360
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.88%, 05/15/29 (Call 05/15/24)(a)	USD	100	87,375
RHP Hotel Properties LP/RHP Finance Corp., 7.25%, 07/15/28	USD	100	101,503
SBA Communications Corp., 3.88%, 02/15/27 (Call 08/11/23)	USD	163	150,167
Service Properties Trust
3.95%, 01/15/28 (Call 07/15/27)	USD	100	78,319
7.50%, 09/15/25 (Call 06/15/25)	USD	117	115,637
Starwood Property Trust Inc., 4.38%, 01/15/27 (Call 07/15/26)(a)	USD	128	113,600
VICI Properties LP/VICI Note Co. Inc., 4.25%, 12/01/26 (Call 08/31/23)(a)	USD	50	47,099
Welltower Inc., 4.00%, 06/01/25 (Call 03/01/25)	USD	50	48,429

			2,291,930

Retail — 1.1%
1011778 BC ULC/New Red Finance Inc.
4.38%, 01/15/28 (Call 08/31/23)(a)	USD	97	89,627
5.75%, 04/15/25 (Call 08/31/23)(a)	USD	161	160,010
Asbury Automotive Group Inc., 4.75%, 03/01/30 (Call 03/01/25)	USD	100	88,316
Bath & Body Works Inc., 6.63%, 10/01/30 (Call 10/01/25)(a)	USD	97	93,739
Dollar General Corp., 4.25%, 09/20/24	USD	75	73,834
Ferrellgas LP/Ferrellgas Finance Corp., 5.38%, 04/01/26 (Call 08/31/23)(a)	USD	97	91,340
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc., 4.63%, 01/15/29 (Call 01/15/25)(a)	USD	117	102,076
Goldstory SAS, 5.38%, 03/01/26 (Call 08/10/23)(c)	EUR	100	105,556

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Retail (continued)
Kohl’s Corp., 4.63%, 05/01/31 (Call 02/01/31)	USD	101	$74,554
Lowe’s Companies Inc.
1.70%, 10/15/30 (Call 07/15/30)	USD	35	28,057
3.10%, 05/03/27 (Call 02/03/27)	USD	70	65,596
3.65%, 04/05/29 (Call 01/05/29)	USD	50	46,580
Macy’s Retail Holdings LLC, 5.88%, 03/15/30 (Call 03/15/25)(a)	USD	100	90,310
Nordstrom Inc., 4.25%, 08/01/31 (Call 05/01/31)	USD	100	78,860
Stonegate Pub Co. Financing 2019 PLC, 8.00%, 07/13/25 (Call 08/30/23)(c)	GBP	100	118,068
Yum! Brands Inc.
3.63%, 03/15/31 (Call 12/15/30)	USD	100	85,715
4.63%, 01/31/32 (Call 10/01/26)	USD	97	87,869

			1,480,107

Semiconductors — 0.4%
Broadcom Inc.
2.45%, 02/15/31 (Call 11/15/30)(a)	USD	50	40,602
3.42%, 04/15/33 (Call 01/15/33)(a)	USD	75	62,729
4.11%, 09/15/28 (Call 06/15/28)	USD	60	56,842
4.15%, 04/15/32 (Call 01/15/32)(a)	USD	20	18,084
Entegris Escrow Corp., 4.75%, 04/15/29 (Call 01/15/29)(a)	USD	100	93,290
Entegris Inc., 3.63%, 05/01/29 (Call 05/01/24)(a)	USD	153	132,416
NXP BV/NXP Funding LLC/NXP USA Inc., 3.15%, 05/01/27 (Call 03/01/27)	USD	75	69,330

			473,293

Software — 1.0%
Boxer Parent Co. Inc., 6.50%, 10/02/25 (Call 08/30/23)(c)	EUR	100	109,091
Capstone Borrower Inc., 8.00%, 06/15/30	USD	117	115,831
Cloud Software Group Inc., 6.50%, 03/31/29 (Call 09/30/25)(a)	USD	334	300,613
Fair Isaac Corp., 4.00%, 06/15/28 (Call 08/16/23)(a)	USD	100	91,778
Fidelity National Information Services Inc., 1.15%, 03/01/26 (Call 02/01/26)	USD	250	224,572
Fiserv Inc., 1.63%, 07/01/30 (Call 04/01/30)	EUR	100	94,879
Open Text Holdings Inc., 4.13%, 02/15/30 (Call 02/15/25)(a)	USD	97	83,153
Oracle Corp.
2.65%, 07/15/26 (Call 04/15/26)	USD	50	46,635
2.88%, 03/25/31 (Call 12/25/30)	USD	100	85,023
6.25%, 11/09/32 (Call 08/09/32)	USD	65	68,736
VMware Inc.
1.40%, 08/15/26 (Call 07/15/26)	USD	75	66,448
2.20%, 08/15/31 (Call 05/15/31)	USD	75	58,788

			1,345,547

Telecommunications — 3.5%
Altice France SA
2.13%, 02/15/25 (Call 08/30/23)(c)	EUR	100	96,309
5.50%, 10/15/29 (Call 10/15/24)(a)	USD	213	151,231
8.13%, 02/01/27 (Call 08/11/23)(a)	USD	200	163,596
AT&T Inc.
2.35%, 09/05/29 (Call 06/04/29)	EUR	100	99,631
2.90%, 12/04/26 (Call 09/04/26)	GBP	150	173,179
3.55%, 12/17/32 (Call 09/17/32)	EUR	100	103,828
5.50%, 03/15/27(c)	GBP	150	187,153
British Telecommunications PLC, 8.38%, 12/20/83	GBP	200	256,834
Chorus Ltd., 3.63%, 09/07/29	EUR	100	107,475

Security		Par (000)	Value

Telecommunications (continued)
Connect Finco Sarl/Connect U.S. Finco LLC, 6.75%, 10/01/26 (Call 09/01/23)(a)	USD	200	$191,744
Eutelsat SA, 1.50%, 10/13/28 (Call 07/13/28)(c)	EUR	100	83,918
Frontier Communications Holdings LLC
5.88%, 10/15/27 (Call 10/15/23)(a)	USD	100	91,593
8.75%, 05/15/30 (Call 05/15/25)(a)	USD	100	96,478
Iliad Holding SASU, 5.13%, 10/15/26 (Call 10/15/23)(c)	EUR	100	106,471
Intelsat Jackson Holdings SA, 6.50%, 03/15/30 (Call 03/15/25)(a)	USD	200	182,695
Lorca Telecom Bondco SA, 4.00%, 09/18/27 (Call 09/30/23)(c)	EUR	100	102,945
Matterhorn Telecom SA, 4.00%, 11/15/27 (Call 08/30/23)(c)	EUR	100	103,821
Millicom International Cellular SA, 5.13%, 01/15/28 (Call 08/31/23)(a)	USD	180	160,380
Rogers Communications Inc., 2.95%, 03/15/25	USD	150	142,929
SES SA, 2.88%, (Call 05/27/26)(b)(c)(f)	EUR	200	188,564
SoftBank Group Corp.
2.88%, 01/06/27 (Call 10/06/26)(c)	EUR	100	99,780
3.13%, 09/19/25 (Call 06/21/25)(c)	EUR	100	104,105
3.88%, 07/06/32 (Call 04/06/32)(c)	EUR	100	88,551
5.00%, 04/15/28 (Call 01/16/28)(c)	EUR	100	105,415
Telecom Italia SpA
6.88%, 02/15/28 (Call 11/15/27)(c)	EUR	100	108,753
7.88%, 07/31/28 (Call 05/01/28)(c)	EUR	100	111,737
Telecom Italia SpA/Milano
1.63%, 01/18/29 (Call 10/18/28)(c)	EUR	100	83,569
2.75%, 04/15/25 (Call 01/15/25)(c)	EUR	100	104,178
Telefonica Europe BV
3.88%, (Call 06/22/26)(b)(c)(f)	EUR	100	102,528
4.38%, (Call 12/14/24)(b)(c)(f)	EUR	100	107,751
6.14%, (Call 02/03/30)(b)(c)(f)	EUR	100	108,026
T-Mobile USA Inc., 3.75%, 04/15/27 (Call 02/15/27)	USD	150	142,328
Vmed O2 UK Financing I PLC
4.00%, 01/31/29 (Call 01/31/24)(c)	GBP	100	104,258
4.50%, 07/15/31 (Call 07/15/26)(c)	GBP	100	101,387
Vodafone Group PLC
2.63%, 08/27/80 (Call 05/27/26)(b)(c)	EUR	100	100,144
4.88%, 10/03/78 (Call 07/03/25)(b)(c)	GBP	100	120,182

			4,483,466

Toys, Games & Hobbies — 0.1%
Mattel Inc., 3.38%, 04/01/26 (Call 08/11/23)(a)	USD	156	145,036

Transportation — 0.3%
Canadian Pacific Railway Co., 1.35%, 12/02/24 (Call 08/31/23)	USD	150	141,710
Danaos Corp., 8.50%, 03/01/28 (Call 03/01/24)(a)	USD	200	202,092

			343,802

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.00%, 07/15/25 (Call 06/15/25)(a)	USD	75	72,063

Total Corporate Bonds & Notes — 52.6% (Cost: $67,703,983)			68,131,172

Foreign Government Obligations

Bahrain — 0.1%
Bahrain Government International Bond, 5.45%, 09/16/32(c)	USD	200	183,034

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2023	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chile — 0.1%
Chile Government International Bond, 3.10%, 05/07/41 (Call 11/07/40)	USD	200	$149,394

Colombia — 0.5%
Colombia Government International Bond
3.25%, 04/22/32 (Call 01/22/32)	USD	200	152,950
8.00%, 04/20/33 (Call 01/20/33)	USD	200	209,944
Colombian TES
Series B, 5.75%, 11/03/27	COP	720,700	157,613
Series B, 7.00%, 03/26/31	COP	721,900	154,020

			674,527

Czech Republic — 0.2%
Czech Republic Government Bond, 5.00%, 09/30/30	CZK	4,880	236,418

Dominican Republic — 0.1%
Dominican Republic International Bonds, 7.05%, 02/03/31 (Call 12/03/30)(a)	USD	150	151,469

Guatemala — 0.1%
Guatemala Government Bond, 3.70%, 10/07/33	USD	200	162,760

Hungary — 0.2%
Hungary Government International Bond, 5.25%, 06/16/29(a)	USD	200	195,878

Indonesia — 0.7%
Indonesia Treasury Bond
7.13%, 06/15/38	IDR	4,176,000	294,923
8.25%, 05/15/36	IDR	7,566,000	576,983

			871,906

Mexico — 7.1%
Mexican Bonos
5.00%, 03/06/25	MXN	55,500	3,065,708
7.50%, 05/26/33	MXN	9,222	502,548
Series M, 7.75%, 05/29/31	MXN	13,589	761,653
Series M 20, 8.50%, 05/31/29	MXN	10,135	595,524
Series M 20, 10.00%, 12/05/24	MXN	67,300	3,994,031
Mexico Government International Bond
4.75%, 03/08/44	USD	100	85,871
6.34%, 05/04/53 (Call 11/04/52)	USD	200	203,700

			9,209,035

Oman — 0.1%
Oman Government International Bond, 6.50%, 03/08/47(c)	USD	200	191,920

Panama — 0.2%
Panama Government International Bond, 6.85%, 03/28/54 (Call 09/28/53)	USD	200	209,318

Peru — 0.2%
Peruvian Government International Bond
2.78%, 01/23/31 (Call 10/23/30)	USD	100	84,895
3.00%, 01/15/34 (Call 10/15/33)	USD	70	57,494
7.35%, 07/21/25	USD	100	103,143

			245,532

Poland — 0.1%
Republic of Poland Government International Bond, 5.75%, 11/16/32 (Call 08/16/32)	USD	100	105,368

Romania — 0.2%
Romanian Government International Bond 2.12%, 07/16/31(c)	EUR	125	105,938

Security		Par/ Shares (000)	Value

Romania (continued)
2.88%, 03/11/29(c)	EUR	69	$66,793
5.25%, 11/25/27(a)	USD	100	97,680

			270,411

Saudi Arabia — 0.1%
Saudi Government International Bond, 5.00%, 01/18/53(a)	USD	200	183,958

South Africa — 0.7%
Republic of South Africa Government Bond
8.00%, 01/31/30	ZAR	3,308	165,789
8.25%, 03/31/32	ZAR	5,424	259,125
8.75%, 01/31/44	ZAR	905	37,581
9.00%, 01/31/40	ZAR	4,702	205,051
Republic of South Africa Government International Bond, 5.88%, 04/20/32	USD	200	183,170

			850,716

Uruguay — 0.1%
Uruguay Government International Bond, 5.75%, 10/28/34 (Call 07/28/34)	USD	62	67,333

Total Foreign Government Obligations — 10.8% (Cost: $13,744,780)			13,958,977

U.S. Government Agency Obligations(h)

Mortgage-Backed Securities — 6.5%
Uniform Mortgage-Backed Securities
3.00%, 08/14/53		$1,250	1,093,603
3.50%, 08/14/53		6,770	6,133,911
6.00%, 08/14/53		1,181	1,188,012

			8,415,526

Total U.S. Government Agency Obligations — 6.5% (Cost: $8,359,032)			8,415,526

Investment Companies

Exchange Traded Funds — 6.1%
iShares iBoxx $ High Yield Corporate Bond ETF(i)		70	5,279,262
iShares iBoxx $ Investment Grade Corporate Bond ETF(i)		24	2,618,059

Total Investment Companies — 6.1% (Cost $7,834,788)			7,897,321

Total Long-Term Investments — 100.6% (Cost: $129,503,583)			130,391,777

Short-Term Securities

Money Market Funds — 3.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(i)(j)		4,833	4,834,571

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Flexible Income ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(i)(j)	100	$100,000

Total Short-Term Securities — 3.8% (Cost: $4,934,324)		4,934,571

Total Investments — 104.4% (Cost: $134,437,907)		135,326,348

Liabilities in Excess of Other Assets — (4.4)%		(5,752,202)

Net Assets — 100.0%		$129,574,146

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Zero-coupon bond.
(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(f)	Perpetual security with no stated maturity date.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)	Represents or includes a TBA transaction.
(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/19/23	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23 (000)	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$4,832,178	(b)	$—	$2,146	$247	$4,834,571	4,833	$55,025	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—		100,000	(b)	—	—	—	100,000	100	871	—
iShares iBoxx $ High Yield Corporate Bond ETF	—		8,755,989		(3,519,006)	(4,039)	46,318	5,279,262	70	28,000	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	—		3,278,819		(678,688)	1,713	16,215	2,618,059	24	8,631	—

						$(180)	$62,780	$12,831,892		$92,527	$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro BOBL	6	09/07/23	$764	$(1,178)
Euro-Schatz	6	09/07/23	693	(22)

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2023	BlackRock Flexible Income ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Gilt	1	09/27/23	$123	$(874)
U.S. 5 Year Treasury Note	71	09/29/23	7,589	8,374

				6,300

Short Contracts
Euro Bund	(4)	09/07/23	585	(7,722)
U.S. 10 Year Treasury Note	(54)	09/20/23	6,019	5,779
U.S. 10 Year Ultra Bond	(8)	09/20/23	937	(1,136)
U.S. Ultra Bond	(17)	09/20/23	2,252	31,923
2-Year U.S. Treasury Note	(13)	09/29/23	2,640	889

				29,733

				$36,033

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

BRL	1,584,611	USD	318,128	Citibank N.A.	09/14/23	$14,514
BRL	1,323,979	USD	272,517	Deutsche Bank Securities Inc.	09/14/23	5,413
BRL	708,347	USD	143,616	Goldman Sachs & Co.	09/14/23	5,081
CNH	928,872	USD	129,897	Bank of America N.A.	09/14/23	564
CNH	765,000	USD	106,227	Deutsche Bank Securities Inc.	09/14/23	1,218
CNH	1,087,823	USD	151,940	Goldman Sachs & Co.	09/14/23	846
COP	571,216,946	USD	138,126	Bank of America N.A.	09/14/23	5,790
COP	253,047,904	USD	62,289	Goldman Sachs & Co.	09/14/23	1,466
CZK	1,945,787	USD	89,328	Barclays Bank PLC	09/14/23	70
CZK	5,357,973	USD	245,934	BNP Paribas SA	09/14/23	236
CZK	833,045	USD	37,810	Deutsche Bank Securities Inc.	09/14/23	464
IDR	1,738,237,492	USD	113,936	Bank of America N.A.	09/14/23	1,114
INR	2,494,625	USD	30,162	BNP Paribas SA	09/14/23	135
INR	22,337,182	USD	269,621	Citibank N.A.	09/14/23	1,667
KRW	32,800,405	USD	25,263	Bank of America N.A.	09/14/23	469
KRW	68,865,000	USD	52,804	Barclays Bank PLC	09/14/23	1,220
MXN	1,735,140	USD	100,568	Barclays Bank PLC	09/14/23	2,260
MXN	812,518	USD	46,226	Citibank N.A.	09/14/23	1,925
MXN	8,104,336	USD	469,864	Deutsche Bank Securities Inc.	09/14/23	10,415
MYR	512,475	USD	113,505	Barclays Bank PLC	09/14/23	496
NOK	713,222	USD	64,868	BNP Paribas SA	09/14/23	5,603
NOK	229,053	USD	21,844	Goldman Sachs & Co.	09/14/23	788
PLN	440,000	USD	105,579	Bank of America N.A.	09/14/23	4,030
PLN	87,835	USD	21,634	Barclays Bank PLC	09/14/23	246
SGD	98,427	USD	73,550	BNP Paribas SA	09/14/23	620
THB	3,665,000	USD	106,767	Citibank N.A.	09/14/23	732
THB	8,515,050	USD	245,741	Goldman Sachs & Co.	09/14/23	4,018
USD	204,238	CZK	4,439,460	Barclays Bank PLC	09/14/23	268
USD	93,651	CZK	2,014,853	Deutsche Bank Securities Inc.	09/14/23	1,079
USD	106,460	EUR	96,563	Barclays Bank PLC	09/14/23	67
USD	167,460	HUF	58,633,000	Bank of America N.A.	09/14/23	2,557
USD	57,833	HUF	19,912,220	Barclays Bank PLC	09/14/23	1,830
USD	433,061	IDR	6,502,590,141	Barclays Bank PLC	09/14/23	2,670
USD	101,405	IDR	1,507,198,516	BNP Paribas SA	09/14/23	1,648

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Flexible Income ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	192,078	IDR	2,866,151,311	Citibank N.A.	09/14/23	$2,374
USD	117,970	IDR	1,769,544,150	Deutsche Bank Securities Inc.	09/14/23	848
USD	225,807	INR	18,574,915	Barclays Bank PLC	09/14/23	212
USD	76,125	INR	6,256,892	Citibank N.A.	09/14/23	134
USD	124,187	NOK	1,250,958	Barclays Bank PLC	09/14/23	584
ZAR	2,713,191	USD	148,073	Deutsche Bank Securities Inc.	09/14/23	3,050
ZAR	878,128	USD	48,876	Goldman Sachs & Co.	09/14/23	35
BRL	1,053,975	USD	218,000	Banco Citibank SA	09/20/23	3,048
BRL	893,408	USD	186,000	Citibank N.A.	09/20/23	1,372
BRL	2,967,354	USD	602,000	Goldman Sachs & Co.	09/20/23	20,335
MXN	18,564,243	USD	1,067,000	Barclays Bank PLC	09/20/23	31,888
MXN	3,150,573	USD	186,000	Citibank N.A.	09/20/23	494
MXN	3,717,994	USD	218,000	Deutsche Bank Securities Inc.	09/20/23	2,082
USD	5,348,359	EUR	4,847,000	Barclays Bank PLC	09/20/23	6,386
USD	1,079,372	EUR	967,000	BNP Paribas SA	09/20/23	13,623
USD	113,790	EUR	101,000	Citibank N.A.	09/20/23	2,476
USD	579,278	GBP	451,000	Bank of America N.A.	09/20/23	367
USD	252,538	GBP	196,000	Citibank N.A.	09/20/23	949
USD	893,519	MXN	15,087,956	Goldman Sachs & Co.	09/20/23	405
ZAR	1,988,127	USD	109,000	Barclays Bank PLC	09/20/23	1,677
EUR	706,000	USD	776,278	Bank of America N.A.	09/21/23	1,858
USD	11,256	EUR	10,000	Barclays Bank PLC	09/21/23	234

						175,950

CZK	3,715,412	USD	171,833	Barclays Bank PLC	09/14/23	(1,129)
CZK	4,811,691	USD	225,802	Deutsche Bank Securities Inc.	09/14/23	(4,730)
EUR	257,000	USD	285,528	Barclays Bank PLC	09/14/23	(2,369)
HUF	85,390,894	USD	242,289	Barclays Bank PLC	09/14/23	(2,129)
HUF	49,787,404	USD	147,546	Goldman Sachs & Co.	09/14/23	(7,521)
IDR	4,508,910,505	USD	300,528	Bank of America N.A.	09/14/23	(2,094)
IDR	1,587,795,000	USD	105,922	Barclays Bank PLC	09/14/23	(830)
IDR	2,053,147,174	USD	137,747	BNP Paribas SA	09/14/23	(1,854)
KRW	57,870,317	USD	45,827	Bank of America N.A.	09/14/23	(429)
NOK	488,392	USD	48,643	Goldman Sachs & Co.	09/14/23	(387)
PLN	302,926	USD	76,253	Goldman Sachs & Co.	09/14/23	(791)
THB	5,878,076	USD	173,690	Barclays Bank PLC	09/14/23	(1,278)
USD	105,242	BRL	508,889	Goldman Sachs & Co.	09/14/23	(1,584)
USD	25,179	CNH	179,611	Deutsche Bank Securities Inc.	09/14/23	(48)
USD	361,833	COP	1,509,525,924	Citibank N.A.	09/14/23	(18,489)
USD	129,728	CZK	2,835,000	Barclays Bank PLC	09/14/23	(525)
USD	170,438	CZK	3,778,473	Goldman Sachs & Co.	09/14/23	(3,163)
USD	66,436	EUR	60,841	Deutsche Bank Securities Inc.	09/14/23	(598)
USD	556,763	MXN	9,845,656	Citibank N.A.	09/14/23	(26,711)
USD	1,163,376	MXN	19,867,447	Deutsche Bank Securities Inc.	09/14/23	(14,010)
USD	255,053	MXN	4,377,265	Goldman Sachs & Co.	09/14/23	(4,352)
USD	16,873	NOK	179,709	Goldman Sachs & Co.	09/14/23	(883)
USD	37,641	PLN	152,929	Barclays Bank PLC	09/14/23	(455)
USD	25,129	SGD	33,603	Bank of America N.A.	09/14/23	(193)
USD	48,029	SGD	64,824	Barclays Bank PLC	09/14/23	(819)
USD	92,084	THB	3,183,808	Goldman Sachs & Co.	09/14/23	(1,301)
USD	292,783	ZAR	5,386,596	Barclays Bank PLC	09/14/23	(7,246)
USD	201,330	ZAR	3,615,487	Deutsche Bank Securities Inc.	09/14/23	(50)
USD	224,663	ZAR	4,336,057	Goldman Sachs & Co.	09/14/23	(16,851)

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2023	BlackRock Flexible Income ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

BRL	886,123	USD	186,000	Citibank N.A.	09/20/23	$(156)
EUR	824,000	USD	928,141	Citibank N.A.	09/20/23	(19,994)
USD	132,000	BRL	660,088	Citibank N.A.	09/20/23	(6,439)
USD	606,000	BRL	2,944,201	Goldman Sachs & Co.	09/20/23	(11,479)
USD	1,883,875	EUR	1,733,000	Bank of America N.A.	09/20/23	(26,098)
USD	2,419,694	EUR	2,202,000	Barclays Bank PLC	09/20/23	(7,172)
USD	15,071,389	EUR	13,734,000	BNP Paribas SA	09/20/23	(65,117)
USD	1,339,921	EUR	1,221,000	Deutsche Bank Securities Inc.	09/20/23	(5,767)
USD	351,061	GBP	275,000	Bank of America N.A.	09/20/23	(1,934)
USD	108,106	GBP	85,000	Barclays Bank PLC	09/20/23	(1,002)
USD	2,283,759	GBP	1,781,000	BNP Paribas SA	09/20/23	(2,363)
USD	90,451	GBP	71,000	Citibank N.A.	09/20/23	(685)
USD	474,000	MXN	8,105,570	Barclays Bank PLC	09/20/23	(5,799)
USD	303,000	MXN	5,279,914	Citibank N.A.	09/20/23	(9,538)
USD	6,219,814	MXN	105,872,426	Goldman Sachs & Co.	09/20/23	(47,175)
USD	487,556	EUR	443,000	Bank of America N.A.	09/21/23	(707)

						(334,244)

						$(158,294)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective	Termination		Notional Amount	Value	Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date		(000)		(Received)	(Depreciation)

1-Day SOFR, 5.07%	Annual	5.37%	Annual	N/A	07/12/24	USD	4,500	$(805)	$14	$(819)
1-Day SOFR, 5.06%	Annual	5.37%	Annual	N/A	07/12/24	USD	4,500	(674)	14	(688)
4.75%	Annual	1-Day SOFR, 5.06%	Annual	N/A	07/24/25	USD	6,850	5,712	30	5,682
3-mo. KRW CDC, 3.74%	Quarterly	3.38%	Quarterly	9/20/2023(a)	09/20/26	KRW	28,281	(159)	—	(159)
3-mo. KRW CDC, 3.74%	Quarterly	3.38%	Quarterly	9/20/2023(a)	09/20/26	KRW	220,011	(1,198)	2	(1,200)
3-mo. KRW CDC, 3.74%	Quarterly	3.39%	Quarterly	9/20/2023(a)	09/20/26	KRW	219,978	(1,174)	2	(1,176)
3-mo. KRW CDC, 3.74%	Quarterly	3.51%	Quarterly	9/20/2023(a)	09/20/26	KRW	464,416	(1,222)	3	(1,225)
3-mo. KRW CDC, 3.74%	Quarterly	3.57%	Quarterly	9/20/2023(a)	09/20/26	KRW	336,062	(411)	3	(414)
3-mo. KRW CDC, 3.74%	Quarterly	3.65%	Quarterly	9/20/2023(a)	09/20/26	KRW	191,950	113	2	111
1-Day SOFR, 5.06%	Annual	3.96%	Annual	N/A	08/02/28	USD	7,000	(3,744)	65	(3,809)
3.68%	Annual	1-Day SOFR, 5.06%	Annual	N/A	08/02/33	USD	3,700	408	61	347

								$(3,154)	$196	$(3,350)

(a)	Forward Swap.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective	Termination		Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Reference	Frequency	Rate	Frequency		Date	Date		(000)	Value	(Received)	(Depreciation)

12.62	Monthly	1-Day BZDIOVER, 0.05%	Monthly	Citibank N.A.	N/A	01/02/24	BRL	$10,625	$(173)	$—	$(173)
1-Day BZDIOVER, 0.05%	Monthly	11.14%	Monthly	BNP Paribas SA	N/A	01/02/26	BRL	636	2,880	—	2,880
1-Day BZDIOVER, 0.05%	Monthly	10.88%	Monthly	BNP Paribas SA	N/A	01/02/26	BRL	345	1,104	—	1,104
1-Day BZDIOVER, 0.05%	Monthly	10.78%	Monthly	Citibank N.A.	N/A	01/02/26	BRL	222	609	—	609
1-Day BZDIOVER, 0.05%	Monthly	10.80%	Monthly	Citibank N.A.	N/A	01/02/26	BRL	246	710	—	710
1-Day BZDIOVER, 0.05%	Monthly	10.53%	Monthly	Citibank N.A.	N/A	01/02/26	BRL	299	445	—	445
1-Day BZDIOVER, 0.05%	Monthly	10.10%	Monthly	Barclays Bank PLC	N/A	01/02/26	BRL	533	(23)	—	(23)

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Flexible Income ETF

OTC Interest Rate Swaps (continued)

		Received by the Fund			Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Fund

Reference	Frequency	Rate	Frequency	Counterparty

1-Day BZDIOVER, 0.05%	Monthly	10.07%	Monthly	Citibank N.A.	N/A	01/02/26	BRL	$1,705	$(83)	$—	$(83)
1-Day BZDIOVER, 0.05%	Monthly	10.01%	Monthly	Goldman Sachs International	N/A	01/04/27	BRL	1,724	(973)	—	(973)

									$4,496	$—	$4,496

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$196	$—	$6,140	$(9,490)
OTC Swaps	—	—	5,748	(1,252)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$46,965	$—	$46,965
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$175,950	$—	$—	$175,950
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$—	$—	$5,748	$—	$5,748
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$6,140	$—	$6,140

	$—	$—	$—	$175,950	$58,853	$—	$234,803

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$10,932	$—	$10,932
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$334,244	$—	$—	$334,244
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$—	$—	$1,252	$—	$1,252
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$9,490	$—	$9,490

	$—	$—	$—	$334,244	$21,674	$—	$355,918

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2023	BlackRock Flexible Income ETF

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(54,725)	$—	$(54,725)
Forward foreign currency exchange contracts	—	—	—	(223,851)	—	—	(223,851)
Swaps	—	—	267	—	(5,630)	—	(5,363)

	$—	$—	$267	$(223,851)	$(60,355)	$—	$(283,939)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$36,033	$—	$36,033
Forward foreign currency exchange contracts	—	—	—	(158,294)	—	—	(158,294)
Swaps	—	—	—	—	1,146	—	1,146

	$—	$—	$—	$(158,294)	$37,179	$—	$(121,115)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,169,590
Average notional value of contracts — short	$(12,433,161)
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$10,192,720
Average amounts sold — in USD	$45,721,593
Interest rate swaps:
Average notional value — pays fixed rate	$12,796,869
Average notional value — receives fixed rate	$18,353,089
Total return swaps:
Average notional value	$0	(a)

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$46,965	$10,932
Forward foreign currency exchange contracts	175,950	334,244
Swaps - centrally cleared	6,140	9,490
Swaps - OTC(a)	5,748	1,252

Total derivative assets and liabilities in the Statement of Assets and Liabilities	234,803	355,918
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(53,105)	(20,422)

Total derivative assets and liabilities subject to an MNA	181,698	335,496

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Received	Received	Assets	(b)(c)

Banco Citibank SA	$3,048	$—	$—	$—	$3,048
Bank of America N.A	16,749	(16,749)	—	—	—
Barclays Bank PLC	50,108	(30,776)	—	—	19,332

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Flexible Income ETF

	Derivative Assets Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Received	Received	Assets	(b)(c)

BNP Paribas SA	$25,849	$(25,849)	$—	$—	$—
Citibank N.A.	28,401	(28,401)	—	—	—
Deutsche Bank Securities Inc.	24,569	(24,569)	—	—	—
Goldman Sachs & Co.	32,974	(32,974)	—	—	—

	$181,698	$(159,318)	$—	$—	$22,380

	Derivative Liabilities Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Pledged	Pledged	Liabilities	(c)(d)

Bank of America N.A.	$31,455	$(16,749)	$—	$—	$14,706
Barclays Bank PLC	30,776	(30,776)	—	—	—
BNP Paribas SA	69,334	(25,849)	—	—	43,485
Citibank N.A.	82,268	(28,401)	—	—	53,867
Deutsche Bank Securities Inc.	25,203	(24,569)	—	—	634
Goldman Sachs & Co.	95,487	(32,974)	—	—	62,513
Goldman Sachs International	973	—	—	—	973

	$335,496	$(159,318)	$—	$—	$176,178

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$25,090,996	$—	$25,090,996
Collaterized Mortgage Obligations	—	6,713,230	—	6,713,230
Convertible Bonds	—	184,555	—	184,555
Corporate Bonds & Notes	—	68,131,172	—	68,131,172
Foreign Government Obligations	—	13,958,977	—	13,958,977
Investment Companies	7,897,321	—	—	7,897,321
U.S. Government Agency Obligations	—	8,415,526	—	8,415,526
Short-Term Securities
Money Market Funds	4,934,571	—	—	4,934,571

	$12,831,892	$122,494,456	$—	$135,326,348

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$175,950	$—	$175,950
Interest Rate Contracts	46,965	11,888	—	58,853
Liabilities
Foreign Currency Exchange Contracts	—	(334,244)	—	(334,244)

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2023	BlackRock Flexible Income ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1		Level 2	Level 3		Total

Liabilities (continued)	(continued	)	(continued )	(continued	)	(continued )
Interest Rate Contracts	$(10,932)		$(10,742)	$—		$(21,674)

	$36,033		$(157,148)	$—		(121,115)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	BlackRock Floating Rate Loan ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Auto Parts & Equipment — 0.4%
Clarios Global LP/Clarios U.S. Finance Co., 8.50%, 05/15/27 (Call 09/01/23)(a)	$80	$81,000

Beverages — 0.1%
Triton Water Holdings Inc., 6.25%, 04/01/29 (Call 04/01/24)(a)	25	21,253

Chemicals — 0.2%
WR Grace Holdings LLC, 5.63%, 08/15/29 (Call 08/15/24)(a)	40	33,776

Commercial Services — 1.2%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/26 (Call 08/31/23)(a)	80	76,489
Prime Security Services Borrower LLC/Prime Finance Inc., 6.25%, 01/15/28 (Call 08/31/23)(a)	60	56,573
Sotheby’s, 7.38%, 10/15/27 (Call 08/11/23)(a)	75	66,403
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 08/31/23)(a)	40	40,038

		239,503

Engineering & Construction — 0.1%
Brand Industrial Services Inc., 10.38%, 08/01/30	13	13,252

Entertainment — 0.2%
Caesars Entertainment Inc., 4.63%, 10/15/29 (Call 10/15/24)(a)	45	39,611

Environmental Control — 0.4%
GFL Environmental Inc., 4.00%, 08/01/28 (Call 08/11/23)(a)	25	22,375
Madison IAQ LLC, 5.88%, 06/30/29 (Call 06/30/24)(a)	80	67,125

		89,500

Food — 0.3%
Chobani LLC/Chobani Finance Corp. Inc., 7.50%, 04/15/25 (Call 08/31/23)(a)	60	60,042

Health Care - Products — 0.3%
Mozart Debt Merger Sub Inc., 5.25%, 10/01/29 (Call 10/01/24)(a)	80	71,035

Housewares — 0.0%
SWF Escrow Issuer Corp., 6.50%, 10/01/29 (Call 10/01/24)(a)	14	8,680

Insurance — 1.0%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27 (Call 08/31/23)(a)	80	76,086
AmWINS Group Inc., 4.88%, 06/30/29 (Call 06/30/24)(a)	80	73,258
Hub International Ltd., 7.00%, 05/01/26 (Call 08/11/23)(a)	60	59,878

		209,222

Internet — 0.2%
Uber Technologies Inc., 4.50%, 08/15/29 (Call 08/15/24)(a)	45	41,585

Machinery — 0.1%
Vertiv Group Corp., 4.13%, 11/15/28 (Call 11/15/24)(a)	25	22,436

Real Estate — 0.4%
Cushman & Wakefield U.S. Borrower, LLC, 6.75%, 05/15/28 (Call 08/31/23)(a)	30	27,534
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 01/15/29 (Call 01/15/24)(a)	65	48,076

		75,610

Real Estate Investment Trusts — 0.1%
VICI Properties LP/VICI Note Co. Inc., 4.50%, 09/01/26 (Call 06/01/26)(a)	30	28,533

Security	Par (000)	Value

Retail — 0.9%
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc., 6.75%, 01/15/30 (Call 01/15/25)(a)	$90	$77,302
IRB Holding Corp., 7.00%, 06/15/25 (Call 08/31/23)(a)	60	60,293
White Cap Buyer LLC, 6.88%, 10/15/28 (Call 10/15/23)(a)	60	54,228

		191,823

Software — 0.1%
Cloud Software Group Inc., 9.00%, 09/30/29(a)	29	25,990

Total Corporate Bonds & Notes — 6.0% (Cost: $1,208,815)		1,252,851

Floating Rate Loan Interests(b)

Advertising — 0.6%
ABG Intermediate Holdings 2 LLC, 2021 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.92%, 12/21/28	31	30,880
Clear Channel Outdoor Holdings Inc., Term Loan B, (1-mo. CME Term SOFR + 3.50%), 9.13%, 08/21/26	99	95,956

		126,836

Aerospace & Defense — 1.1%
Bleriot U.S. Bidco Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 4.00%), 9.59%, 10/31/28	17	16,993
Cobham Ultra SeniorCo S.a.r.l, USD Term Loan B, (6-mo. LIBOR US at 0.50% Floor + 3.50%), 8.56%, 08/03/29	30	29,502
Dynasty Acquisition Co. Inc.
2020 Term Loan B1, (1-mo. CME Term SOFR + 3.50%), 8.92%, 04/06/26	58	57,948
2020 CAD Term Loan B2, (1-mo. CME Term SOFR + 3.50%), 8.92%, 04/06/26	31	31,155
TransDigm Inc., 2023 Term Loan I, (3-mo. CME Term SOFR + 3.25%), 8.49%, 08/24/28	87	86,672

		222,270

Airlines — 2.2%
Air Canada, 2021 Term Loan B, (3-mo. LIBOR US at 0.75% Floor + 3.50%), 8.84%, 08/11/28	79	79,299
American Airlines Inc.
2017 1st Lien Term Loan, (3-mo. CME Term SOFR + 1.75%), 7.00%, 01/29/27	40	38,899
2023 Term Loan B, (6-mo. CME Term SOFR + 2.75%), 8.15%, 02/15/28	79	78,416
2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.34%, 04/20/28	76	78,628
Kestrel Bidco Inc., Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 3.00%), 8.25%, 12/11/26	26	25,327
Mileage Plus Holdings LLC, 2020 Term Loan B, (3-mo. LIBOR US at 1.00% Floor + 5.25%), 10.76%, 06/21/27	83	86,696
United Airlines Inc., 2021 Term Loan B, (3-mo. LIBOR US at 0.75% Floor + 3.75%), 9.29%, 04/21/28	71	71,104

		458,369

Apparel — 0.5%
Crocs Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.90%, 02/20/29	30	29,901
Fanatics Commerce Intermediate Holdco, LLC, Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.61%, 11/24/28	50	49,564
Hanesbrands Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.07%, 03/08/30	18	17,933

		97,398

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2023	BlackRock Floating Rate Loan ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Parts & Equipment — 0.5%
Adient US LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 3.25%), 8.68%, 04/10/28	26	$25,727
Clarios Global LP, 2023 Incremental Term Loan, (1-mo. CME Term SOFR + 3.75%), 9.07%, 05/06/30	84	83,916

		109,643

Banks — 0.5%
AqGen Ascensus Inc., 2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.50%), 12.03%, 08/02/29	33	30,039
AqGen Island Holdings Inc., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.93%, 08/02/28	74	73,200

		103,239

Beverages — 1.3%
Naked Juice LLC
Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.59%, 01/24/29	152	142,927
2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.34%, 01/24/30	79	63,229
Triton Water Holdings Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.75%, 03/31/28	74	71,886

		278,042

Building Materials — 2.3%
ACProducts Inc., 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.75%, 05/17/28	40	34,059
Chamberlain Group Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.67%, 11/03/28	89	87,919
CP Atlas Buyer Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.17%, 11/23/27	50	47,086
CPG International Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.92%, 04/28/29	30	29,648
Ingersoll-Rand Services Company, 2020 USD Spinco Term Loan, (1-mo. CME Term SOFR + 1.75%), 7.06%, 03/01/27	74	74,358
IPS Corporation, 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.17%, 10/02/28	25	23,995
Jeld-Wen Inc., 2021 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.68%, 07/28/28	20	19,743
Oscar AcquisitionCo, LLC, Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.84%, 04/29/29	55	53,807
Standard Industries Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.91%, 09/22/28	40	39,571
Wilsonart LLC, 2021 Term Loan E, (6-mo. LIBOR US at 1.00% Floor + 3.50%), 8.71%, 12/31/26	79	78,982

		489,168

Chemicals — 2.9%
Aruba Investments Inc., 2020 USD Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.42%, 11/24/27	25	24,004
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 9.71%, 08/27/26	40	38,355
Axalta Coating Systems Dutch Holding B BV, 2022 USD Term Loan B4, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.24%, 12/20/29	36	36,062
Discovery Purchaser Corp., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.38%), 9.62%, 10/04/29	30	29,022
Element Solutions Inc., 2019 Term Loan B1, (1-mo. CME Term SOFR + 2.00%), 7.31%, 01/31/26	40	39,605
H.B. Fuller Co., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.82%, 02/15/30	11	10,993
Ineos U.S. Finance LLC, 2023 USD Term Loan B, (1-mo. CME Term SOFR + 3.50%), 8.92%, 02/18/30	20	19,763

Security	Par (000)	Value

Chemicals (continued)
Lonza Group AG, USD Term Loan B, (3-mo. CME Term SOFR + 3.93%), 9.27%, 07/03/28	30	$25,508
LSF11 A5 Holdco LLC, Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.93%, 10/15/28	62	61,007
Messer Industries GmbH, 2018 USD Term Loan, (3-mo. CME Term SOFR + 2.50%), 8.00%, 03/02/26	44	43,814
New Arclin U.S. Holding Corp., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.17%, 09/30/28	40	38,602
Nouryon Finance BV, 2023 USD Term Loan B, (3-mo. CME Term SOFR + 4.00%), 9.32%, 04/03/28	24	23,895
Olympus Water U.S. Holding Corp., 2023 Incremental Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.27%, 11/09/28	23	22,339
Oxea Holding Drei GmbH, 2017 USD Term Loan B2, (1-mo. CME Term SOFR + 3.60%), 8.74%, 10/14/24	64	63,599
PQ Corporation, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.97%, 06/09/28	40	39,358
Sparta U.S. HoldCo LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.48%, 08/02/28	40	39,276
W.R. Grace & Co.-Conn., 2021 Term Loan B, (3-mo. LIBOR US at 0.50% Floor + 3.75%), 9.31%, 09/22/28	50	49,548

		604,750

Commercial Services — 7.4%
Albion Financing 3 SARL, USD Term Loan, (3-mo. CME Term SOFR + 5.25%), 10.60%, 08/17/26	65	64,342
AlixPartners, LLP, 2021 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.18%, 02/04/28	81	81,239
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.17%, 05/12/28	109	105,091
Avis Budget Car Rental, LLC, 2020 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.18%, 08/06/27	30	29,606
AVSC Holding Corp., 2020 Term Loan B1, (1-mo. LIBOR US at 1.00% Floor + 3.00%, 0.25% PIK), 8.68%, 03/03/25(c)	45	44,061
Belron Finance U.S. LLC, 2023 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.16%, 04/18/29	15	14,991
Belron Finance US LLC, 2021 USD Term Loan B, (3-mo. LIBOR US at 0.50% Floor + 2.43%), 7.80%, 04/13/28	50	49,557
Bright Horizons Family Solutions, LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.68%, 11/24/28	60	59,305
CHG Healthcare Services Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.68%, 09/29/28	50	49,489
CoreLogic Inc., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.93%, 06/02/28	136	124,790
Creative Artists Agency, LLC, 2023 Term Loan B, (1-mo. CME Term SOFR + 3.50%), 8.82%, 11/27/28	52	51,546
Element Materials Technology Group US Holdings Inc.
2022 USD Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.59%, 07/06/29	19	18,629
2022 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.59%, 07/06/29	41	40,362
Galaxy US Opco Inc., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.07%, 04/29/29	84	79,406
KUEHG Corp., 2023 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.24%, 06/12/30	45	44,751
Mavis Tire Express Services Corp., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.43%, 05/04/28	60	59,371

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Floating Rate Loan ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
Midas Intermediate Holdco II, LLC, 2022 PIK Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.85%, 1.50% PIK), 15.11%, 06/30/27(c)(d)	71	$64,374
PECF USS Intermediate Holding III Corporation, Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.88%, 12/15/28	36	28,743
Prime Security Services Borrower, LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 2.75%), 7.98%, 09/23/26	50	49,587
Sotheby’s, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 10.07%, 01/15/27	59	57,920
SSH Group Holdings Inc., 2018 1st Lien Term Loan, (3-mo. LIBOR US + 4.00%), 9.54%, 07/30/25	30	29,470
Trans Union, LLC
2019 Term Loan B5, (1-mo. CME Term SOFR + 1.75%), 7.17%, 11/16/26	40	39,475
2021 Term Loan B6, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.68%, 12/01/28	82	81,583
TruGreen Limited Partnership, 2020 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 8.50%), 13.92%, 11/02/27	67	61,863
Verscend Holding Corp., 2021 Term Loan B, (1-mo. CME Term SOFR + 4.00%), 9.43%, 08/27/25	84	84,213
Viad Corp., Initial Term Loan, (1-mo. CME Term SOFR + 5.00%), 10.43%, 07/30/28	45	43,356
Wand NewCo 3 Inc., 2020 Term Loan, (1-mo. CME Term SOFR + 2.75%), 8.17%, 02/05/26	69	69,325
WEX Inc., 2021 Term Loan, (1-mo. CME Term SOFR + 2.25%), 7.68%, 03/31/28	20	19,832

		1,546,277

Computers — 2.8%
Amentum Government Services Holdings LLC, 2022 Term Loan, (1-mo. CME Term SOFR + 4.00%), 9.22%, 02/15/29	30	28,732
Atlas CC Acquisition Corp.
Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.78%, 05/25/28	102	89,182
Term Loan C, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.78%, 05/25/28	19	16,355
Genuine Financial Holdings, LLC, 2018 1st Lien Term Loan, (1-mo. LIBOR US + 3.75%), 9.18%, 07/11/25	20	19,769
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.63%, 07/27/28	69	52,353
2021 USD 2nd Lien Term Loan, (3-mo. LIBOR US at 0.75% Floor + 8.25%), 13.88%, 07/27/29	40	24,800
McAfee, LLC, 2022 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 8.96%, 03/01/29	89	86,261
Peraton Corp.
Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.17%, 02/01/28	79	78,636
2nd Lien Term Loan B1, (3-mo. CME Term SOFR at 0.75% Floor + 7.75%), 12.98%, 02/01/29	30	29,184
Tempo Acquisition LLC, 2022 Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.32%, 08/31/28	149	149,018

		574,290

Cosmetics & Personal Care — 1.0%
Sunshine Luxembourg VII SARL, 2021 Term Loan B3, (3-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.09%, 10/01/26	208	208,134

Security	Par (000)	Value

Distribution & Wholesale — 1.2%
American Builders & Contractors Supply Co. Inc., 2019 Term Loan, (1-mo. CME Term SOFR + 2.00%), 7.42%, 01/15/27	60	$59,417
Core & Main LP, 2021 Term Loan B, (3-mo. CME Term SOFR + 2.50%), 7.84%, 07/27/28	94	93,480
Dealer Tire Financial LLC, Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.82%, 12/14/27	55	54,611
PAI Holdco Inc., 2020 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.38%, 10/28/27	46	42,605

		250,113

Diversified Financial Services — 2.4%
Advisor Group Inc., 2021 Term Loan, (1-mo. LIBOR US + 4.50%), 9.93%, 07/31/26	60	59,543
Castlelake Aviation Limited, Term Loan B, (3-mo. LIBOR US at 0.50% Floor + 2.75%), 8.30%, 10/22/26	51	50,950
Deerfield Dakota Holding, LLC
2020 USD Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 3.75%), 8.99%, 04/09/27	198	190,682
2021 USD 2nd Lien Term Loan, (3-mo. LIBOR US at 0.75% Floor + 6.75%), 12.29%, 04/07/28	50	46,500
Fleetcor Technologies Operating Company, LLC, 2021 Term Loan B4, (1-mo. CME Term SOFR + 1.75%), 7.17%, 04/28/28	60	59,132
Focus Financial Partners, LLC
2021 Term Loan B4, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.82%, 06/30/28	30	29,617
2023 Term Loan B6, 06/30/28(e)	28	27,965
Setanta Aircraft Leasing Designated Activity Company, Term Loan B, (3-mo. LIBOR US + 2.00%), 7.54%, 11/05/28	30	29,967

		494,356

Electric — 0.5%
Calpine Construction Finance Company, L.P., 2023 Refinancing Term Loan B, 07/19/30(e)	40	39,690
ExGen Renewables IV, LLC, 2020 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 2.50%), 8.03%, 12/15/27	38	37,482
Pike Corporation, 2021 Incremental Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.43%, 01/21/28	30	29,937

		107,109

Electrical Components & Equipment — 0.1%
Energizer Holdings Inc., 2020 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.66%, 12/22/27	17	16,841

Electronics — 0.5%
II-VI Incorporated, 2022 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.18%, 07/02/29	42	41,755
Roper Industrial Products Investment Co. LLC, USD Term Loan, (3-mo. CME Term SOFR + 4.50%), 9.74%, 11/22/29	73	72,747

		114,502

Engineering & Construction — 1.3%
Brand Energy & Infrastructure Services Inc., 2017 Term Loan, (1-mo. LIBOR US at 1.00% Floor + 4.25%), 9.64%, 06/21/24	44	43,415
Brand Industrial Services Inc., 2023 Term Loan B, 07/25/30(e)	124	120,073
KKR Apple Bidco LLC, 2022 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.32%, 09/22/28	25	24,884
KKR Apple Bidco, LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.18%, 09/23/28	40	39,365
Legence Holdings LLC, 2021 Term Loan, 0.00%, 12/16/27(f)	8	7,946

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2023	BlackRock Floating Rate Loan ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Engineering & Construction (continued)
USIC Holdings Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.93%, 05/12/28	40	$38,315

		273,998

Entertainment — 5.1%
Bally’s Corporation, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.84%, 10/02/28	20	19,544
Caesars Entertainment Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.67%, 02/06/30	41	40,870
CDS U.S. Intermediate Holdings Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.49%, 03/08/30	33	32,684
Churchill Downs Incorporated, 2021 Incremental Term Loan B1, (1-mo. CME Term SOFR + 2.00%), 7.42%, 03/17/28	50	49,490
City Football Group Ltd., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.41%, 07/21/28	64	62,586
Formula One Holdings Ltd., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.32%, 01/15/30	42	42,000
Herschend Entertainment Company, LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.18%, 08/27/28	50	49,621
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.67%, 03/24/25	40	39,437
Live Nation Entertainment Inc., Term Loan B4, (1-mo. CME Term SOFR + 1.75%), 7.11%, 10/17/26	99	98,904
Motion Finco Sarl
Delayed Draw Term Loan B2, (3-mo. LIBOR US + 3.25%), 8.79%, 11/12/26	5	4,530
USD Term Loan B1, (3-mo. LIBOR US + 3.25%), 8.79%, 11/12/26	32	31,772
NASCAR Holdings LLC, Term Loan B, (1-mo. CME Term SOFR + 2.50%), 7.93%, 10/19/26	14	14,514
Penn National Gaming Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.17%, 05/03/29	69	69,317
Scientific Games International Inc., 2022 USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.30%, 04/14/29	40	39,581
SeaWorld Parks & Entertainment Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.43%, 08/25/28	30	29,735
SMG US Midco 2 Inc., 2020 Term Loan, (3-mo. CME Term SOFR + 2.50%), 8.13%, 01/23/25	30	29,676
Stars Group Holdings BV
2018 USD Incremental Term Loan, (3-mo. CME Term SOFR + 2.25%), 7.75%, 07/21/26	60	59,471
2022 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.75%, 07/22/28	50	49,607
UFC Holdings, LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 2.75%), 8.37%, 04/29/26	63	63,196
William Morris Endeavor Entertainment, LLC, 2018 1st Lien Term Loan, (1-mo. CME Term SOFR + 2.75%), 8.18%, 05/18/25	130	129,950
WMG Acquisition Corp., 2021 Term Loan G, (1-mo. CME Term SOFR + 2.13%), 7.56%, 01/20/28	98	97,883

		1,054,368

Environmental Control — 1.5%
Covanta Holding Corp. 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.82%, 11/30/28	44	44,186

Security	Par (000)	Value

Environmental Control (continued)
2021 Term Loan C, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.82%, 11/30/28	3	$3,352
Filtration Group Corp., 2023 USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.68%, 10/21/28	60	59,673
Filtration Group Corporation, 2021 Incremental Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.93%, 10/21/28	74	74,210
GFL Environmental Inc., 2023 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 05/31/27	23	22,652
Madison IAQ LLC, Term Loan, (6-mo. LIBOR US at 0.50% Floor + 3.25%), 8.30%, 06/21/28	79	77,790
Packers Holdings, LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.60%, 03/09/28	36	24,531

		306,394

Food — 3.1%
8th Avenue Food & Provisions Inc., 2018 1st Lien Term Loan, (1-mo. CME Term SOFR + 3.75%), 9.18%, 10/01/25	50	45,828
B&G Foods Inc., 2019 Term Loan B4, (1-mo. CME Term SOFR + 2.50%), 7.82%, 10/10/26	9	9,121
Chobani, LLC, 2020 Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 3.50%), 8.93%, 10/25/27	124	123,939
Froneri International Ltd., 2020 USD Term Loan, (1-mo. CME Term SOFR + 2.25%), 7.67%, 01/29/27	114	113,534
H Food Holdings LLC, 2018 Term Loan B, (6-mo. LIBOR US + 3.69%), 9.27%, 05/23/25	15	13,248
Hostess Brands LLC, 2023 Term Loan B, (3-mo. CME Term SOFR + 2.50%), 7.74%, 06/28/30	66	65,858
Nomad Foods Europe Midco Ltd., 2022 Term Loan B, (6-mo. CME Term SOFR at 0.50% Floor + 3.75%), 8.56%, 11/12/29	30	30,162
Sovos Brands Intermediate Inc., 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.50%), 9.13%, 06/08/28	75	75,226
US Foods Inc.
2019 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.43%, 09/13/26	49	48,800
2021 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.18%, 11/22/28	22	21,833
UTZ Quality Foods, LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.43%, 01/20/28	104	104,073

		651,622

Food Service — 0.3%
Aramark Services Inc.
2023 Term Loan B6, (1-mo. CME Term SOFR + 2.50%), 7.93%, 06/22/30	50	49,343
2021 Term Loan B, (1-mo. CME Term SOFR + 2.50%), 7.93%, 04/06/28	20	19,940

		69,283

Forest Products & Paper — 0.2%
Asplundh Tree Expert, LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.17%, 09/07/27	40	39,647

Health Care - Products — 2.3%
Avantor Funding Inc., 2021 Term Loan B5, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.67%, 11/08/27	34	33,497
Bausch & Lomb Corp., Term Loan, 05/10/27(e)	20	19,518
Curia Global Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.17%, 08/30/26	5	4,304
Femur Buyer Inc., 1st Lien Term Loan, (3-mo. LIBOR US + 4.50%), 10.00%, 03/05/26	30	27,511

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Floating Rate Loan ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Products (continued)
Insulet Corporation, Term Loan B, (1-mo. CME Term SOFR + 3.25%), 8.68%, 05/04/28	20	$19,867
Maravai Intermediate Holdings, LLC, 2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.32%, 10/19/27	74	74,356
Medical Solutions Holdings Inc., 2021 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.61%, 11/01/28	40	38,066
Medline Borrower, LP, USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.68%, 10/23/28	184	181,602
Sotera Health Holdings, LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.18%, 12/11/26	74	73,651

		472,372

Health Care - Services — 2.5%
Catalent Pharma Solutions Inc., 2021 Term Loan B3, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.41%, 02/22/28	50	48,665
Da Vinci Purchaser Corp., 2019 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.00%), 9.43%, 01/08/27	40	39,157
Electron BidCo Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.43%, 11/01/28	64	64,261
eResearchTechnology Inc., 2020 1st Lien Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.50%), 9.93%, 02/04/27	45	43,195
Fortrea Holdings Inc., Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 8.99%, 06/30/30	14	14,004
ICON Luxembourg S.A.R.L., LUX Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.75%, 07/03/28	69	69,164
IQVIA Inc., 2018 USD Term Loan B3, (1-mo. LIBOR US + 1.75%), 7.29%, 06/11/25	30	29,990
MED ParentCo LP, 1st Lien Term Loan, (1-mo. CME Term SOFR + 4.25%), 9.68%, 08/31/26	50	46,242
Parexel International Corporation, 2021 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.68%, 11/15/28	104	103,697
Precision Medicine Group, LLC, 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.34%, 11/18/27(d)	45	43,467
Surgery Center Holdings Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.12%, 08/31/26	28	28,016

		529,858

Home Furnishings — 0.5%
Weber-Stephen Products LLC, Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.68%, 10/30/27	107	95,219

Hotels, Restaurants & Leisure — 0.4%
Burger King (Restaurant Brands Int), Term Loan B4, (1-mo. LIBOR US + 1.75%), 7.18%, 11/19/26	79	78,800

Housewares — 0.8%
Restoration Hardware Inc.
Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.93%, 10/20/28	20	19,221
2022 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.67%, 10/20/28	20	19,314
Solis IV BV, USD Term Loan B1, (3-mo. CME Term SOFR + 3.50%), 8.67%, 02/26/29	94	89,477
Springs Windows Fashions, LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.43%, 10/06/28	50	41,205

		169,217

Security	Par (000)	Value

Insurance — 5.2%
Alliant Holdings Intermediate, LLC
2023 Term Loan B5, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.72%, 11/05/27	123	$122,343
2021 Term Loan B4, (1-mo. LIBOR US at 0.50% Floor + 3.50%), 8.92%, 11/06/27	60	59,357
AmWINS Group Inc.
2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.25%), 7.68%, 02/19/28	69	69,162
2023 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.75%), 8.18%, 02/19/28	16	15,886
Amynta Agency Borrower Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 5.00%), 10.42%, 02/28/28	27	26,547
AssuredPartners Inc., 2020 Term Loan B, (1-mo. CME Term SOFR + 3.50%), 8.93%, 02/12/27	99	98,515
Asurion LLC
2020 Term Loan B8, (3-mo. LIBOR US + 3.25%), 8.79%, 12/23/26	89	86,819
2023 Term Loan B11, (1-mo. CME Term SOFR + 4.25%), 9.67%, 08/19/28	21	20,091
2021 2nd Lien Term Loan B3, (1-mo. CME Term SOFR + 5.25%), 10.68%, 01/31/28	30	26,582
Baldwin Risk Partners, LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.85%, 10/14/27	50	49,186
Hub International Ltd., 2022 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.07%, 11/10/29	20	19,927
HUB International Ltd., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.58%, 06/20/30	154	154,245
Jones Deslauriers Insurance Management Inc., 2023 Term Loan B, 07/28/30(d)(e)	40	39,700
Ryan Specialty Group, LLC, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.42%, 09/01/27	60	59,422
Sedgwick Claims Management Services Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 3.75%), 9.07%, 02/24/28	139	138,834
USI Inc., 2022 Incremental Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 8.99%, 11/22/29	94	93,982

		1,080,598

Internet — 4.0%
Adevinta ASA, USD Term Loan B, (3-mo. LIBOR US at 0.75% Floor + 2.75%), 8.29%, 06/26/28	30	29,812
Barracuda Networks Inc., 2022 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.87%, 08/15/29	30	29,304
CNT Holdings I Corp., 2020 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.80%, 11/08/27	55	54,463
Go Daddy Operating Co. LLC
2021 Term Loan B4, (1-mo. CME Term SOFR + 2.00%), 7.43%, 08/10/27	40	39,633
2022 Term Loan B5, (1-mo. CME Term SOFR + 2.50%), 7.82%, 11/09/29	44	43,818
GoodRx Inc., 1st Lien Term Loan, (1-mo. CME Term SOFR + 2.75%), 8.17%, 10/10/25	20	19,807
I-Logic Technologies Bidco Limited, 2021 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.39%, 02/16/28	20	19,838
ION Trading Finance Limited, 2021 USD Term Loan, (3-mo. CME Term SOFR + 4.75%), 10.09%, 04/03/28	20	19,370
MH Sub I LLC, 2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.57%, 05/03/28	229	220,788
MH Sub I, LLC, 2021 2nd Lien Term Loan, (1-mo. CME Term SOFR + 6.25%), 11.57%, 02/23/29	100	86,594

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2023	BlackRock Floating Rate Loan ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
NortonLifeLock Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.42%, 09/12/29	49	$49,122
PUG LLC, USD Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.93%, 02/12/27	139	128,379
Uber Technologies Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.01%, 03/03/30	74	73,614
Voyage Australia Pty Limited, USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.50%), 9.09%, 07/20/28	9	8,606

		823,148

Leisure Time — 1.9%
Alterra Mountain Co., 2023 Term Loan B, (1-mo. CME Term SOFR + 3.75%), 9.17%, 05/31/30	5	4,984
Carnival Corporation, USD Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.43%, 06/30/25	74	74,326
Equinox Holdings Inc., 2017 1st Lien Term Loan, (6-mo. LIBOR US at 1.00% Floor + 3.00%), 8.73%, 03/08/24	141	131,965
Hayward Industries Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.18%, 05/30/28	40	38,869
Peloton Interactive Inc., Term Loan, (6-mo. CME Term SOFR at 0.50% Floor + 6.50%), 12.26%, 05/25/27	20	19,862
Topgolf Callaway Brands Corp., Term Loan B, (1-mo. CME Term SOFR + 3.50%), 8.92%, 03/15/30	36	35,827
Whatabrands LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 3.25%), 8.68%, 08/03/28	99	98,748

		404,581

Lodging — 2.2%
Aimbridge Acquisition Co. Inc., 2019 Term Loan B, (1-mo. CME Term SOFR + 3.75%), 9.18%, 02/02/26	59	56,818
Fertitta Entertainment, LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.32%, 01/27/29	139	137,320
Four Seasons Hotels Ltd., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.67%, 11/30/29	106	106,564
Hilton Worldwide Finance, LLC, 2019 Term Loan B2, (1-mo. CME Term SOFR + 1.75%), 7.15%, 06/22/26	70	69,895
Playa Resorts Holding BV, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.47%, 01/05/29	16	15,874
Station Casinos LLC, 2020 Term Loan B, (1-mo. CME Term SOFR at 0.25% Floor + 2.25%), 7.67%, 02/08/27	40	39,517
Wyndham Hotels & Resorts Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.67%, 05/24/30	30	30,038

		456,026

Machinery — 1.9%
Arcline FM Holdings, LLC, 2021 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.25%, 06/23/28(d)	40	39,201
Gardner Denver Inc., 2020 USD Term Loan B2, (1-mo. CME Term SOFR + 1.75%), 7.17%, 03/01/27	20	19,829
SPX Flow Inc., 2022 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.92%, 04/05/29	70	68,922
Titan Acquisition Limited, 2018 Term Loan B, (3-mo. LIBOR US + 3.00%), 8.73%, 03/28/25	94	92,171
Vertical US Newco Inc., Term Loan B, (6-mo. LIBOR US at 0.50% Floor + 3.50%), 9.38%, 07/30/27	94	93,914
Vertiv Group Corp., 2021 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 7.98%, 03/02/27	84	84,323

		398,360

Manufacturing — 0.7%
Gates Global LLC, 2021 Term Loan B3, (1-mo. CME Term SOFR at 0.75% Floor + 2.50%), 7.92%, 03/31/27	69	69,259

Security	Par (000)	Value

Manufacturing (continued)
Momentive Performance Materials Inc., 2023 Term Loan, (1-mo. CME Term SOFR + 4.50%), 9.82%, 03/29/28	68	$67,039

		136,298

Media — 2.2%
A-L Parent LLC, 2016 1st Lien Term Loan, (3-mo. LIBOR US at 1.00% Floor + 3.25%), 8.77%, 12/01/23	40	30,880
Altice Financing SA, USD 2017 1st Lien Term Loan, (3-mo. LIBOR US + 2.75%), 8.32%, 01/31/26	40	38,887
Cogeco Financing 2 LP, 2021 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.93%, 09/01/28	40	39,038
CSC Holdings, LLC
2017 Term Loan B1, (1-mo. LIBOR US + 2.25%), 7.59%, 07/17/25	30	28,177
2019 Term Loan B5, (1-mo. LIBOR US + 2.50%), 7.84%, 04/15/27	60	51,909
DirecTV Financing, LLC, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.43%, 08/02/27	46	45,951
Radiate Holdco, LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.68%, 09/25/26	98	82,230
Sinclair Television Group Inc., 2022 Term Loan B4, (1-mo. CME Term SOFR + 3.75%), 9.17%, 04/21/29	50	36,081
UPC Financing Partnership, 2021 USD Term Loan AX, (1-mo. CME Term SOFR + 2.93%), 8.26%, 01/31/29	25	24,325
Virgin Media Bristol LLC
USD Term Loan N, (1-mo. CME Term SOFR + 2.50%), 7.84%, 01/31/28	30	29,183
2020 USD Term Loan Q, (1-mo. CME Term SOFR + 3.25%), 8.59%, 01/31/29	24	23,658
Ziggo Financing Partnership, USD Term Loan I, (1-mo. CME Term SOFR + 2.50%), 7.84%, 04/30/28	30	29,150

		459,469

Metal Fabricate & Hardware — 0.1%
AZZ Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.67%, 05/13/29	19	18,984

Packaging & Containers — 1.2%
Charter NEX US Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.18%, 12/01/27	110	109,722
LABL Inc., 2021 USD 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.10%), 10.42%, 10/29/28	45	44,429
Mauser Packaging Solutions Holding Co., Term Loan B, (1-mo. CME Term SOFR + 4.00%), 9.14%, 08/14/26	37	36,841
Pregis TopCo Corporation, 1st Lien Term Loan, (1-mo. CME Term SOFR + 3.75%), 9.07%, 07/31/26	20	19,763
Trident TPI Holdings Inc., 2021 Incremental Term Loan, (3-mo. LIBOR US at 0.50% Floor + 4.00%), 9.54%, 09/15/28	44	43,483

		254,238

Pharmaceuticals — 2.0%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1-mo. CME Term SOFR + 3.50%), 8.93%, 05/04/25	30	28,238
Bausch Health Companies Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.60%, 02/01/27	39	31,419
Elanco Animal Health Incorporated, Term Loan B, (1-mo. CME Term SOFR + 1.75%), 6.96%, 08/01/27	74	72,417
Gainwell Acquisition Corp., Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.34%, 10/01/27	69	68,233

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Floating Rate Loan ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Jazz Financing Lux S.a.r.l., USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.93%, 05/05/28	79	$79,227
Option Care Health Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.18%, 10/27/28	35	34,712
Organon & Co., USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.26%, 06/02/28	64	63,462
Perrigo Investments, LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.35%), 7.67%, 04/20/29	25	24,634
PRA Health Sciences Inc., US Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.75%, 07/03/28	17	17,232

		419,574

Pipelines — 1.2%
Freeport LNG Investments, LLLP, Term Loan B, (3-mo. CME Term SOFR + 3.50%), 9.09%, 12/21/28	124	122,210
Medallion Midland Acquisition, LLC, 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.25%, 10/18/28	50	49,349
Oryx Midstream Services Permian Basin LLC, 2023 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.51%, 10/05/28	70	69,873

		241,432

Real Estate — 0.4%
Cushman & Wakefield U.S. Borrower, LLC
2020 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.18%, 08/21/25	28	27,649
2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.67%, 01/31/30(d)	48	46,118

		73,767

Real Estate Investment Trusts — 0.1%
RHP Hotel Properties LP, 2023 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.07%, 05/18/30	20	19,985

Retail — 3.0%
Beacon Roofing Supply Inc., 2021 Term Loan B, (1-mo. LIBOR US + 2.25%), 7.68%, 05/19/28	40	39,643
EG America LLC, 2018 USD Term Loan, (1-mo. CME Term SOFR + 4.00%), 9.16%, 02/07/25	83	82,151
IRB Holding Corp., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.42%, 12/15/27	95	94,678
LBM Acquisition LLC, Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.17%, 12/17/27	30	28,820
Leslie’s Poolmart Inc., 2021 Term Loan B, (1-mo. LIBOR US at 0.50% Floor + 2.75%), 8.18%, 03/09/28	30	28,895
PetSmart Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.17%, 02/11/28	89	88,947
Pilot Travel Centers LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.42%, 08/04/28	59	59,126
Sally Holdings, LLC, 2023 Term Loan B, (1-mo. CME Term SOFR + 2.50%), 7.82%, 02/28/30	20	19,950
SRS Distribution Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.93%, 06/02/28	99	97,505
White Cap Buyer LLC, Term Loan B, (1-mo. CME Term SOFR + 3.75%), 9.07%, 10/19/27	79	78,863

		618,578

Semiconductors — 0.3%
MKS Instruments Inc., 2022 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.16%, 08/17/29	69	69,280

Security	Par (000)	Value

Software — 11.9%
Applied Systems Inc.
2022 Extended 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.74%, 09/18/26	72	$71,903
2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.75%), 11.99%, 09/17/27	40	40,000
Ascend Learning, LLC
2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.92%, 12/11/28	35	32,440
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.75%), 11.17%, 12/10/29	30	25,531
Athenahealth Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.81%, 02/15/29	93	90,002
Banff Merger Sub Inc., 2021 USD Term Loan, (1-mo. CME Term SOFR + 3.75%), 9.18%, 10/02/25	50	49,420
Camelot U.S. Acquisition LLC
Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.43%, 10/30/26	59	58,667
2020 Incremental Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 3.00%), 8.43%, 10/30/26	79	78,457
CCC Intelligent Solutions Inc., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.68%, 09/21/28	50	49,483
CDK Global Inc., 2022 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.49%, 07/06/29	119	119,395
Cloud Software Group Inc., 2022 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.84%, 03/30/29	209	200,334
Cloudera Inc.
2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.17%, 10/08/28	25	24,073
2021 Second Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.42%, 10/08/29	30	27,988
Cornerstone OnDemand Inc., 2021 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.25%, 10/16/28	30	27,457
Dun & Bradstreet Corporation (The)
2023 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.06%, 02/06/26	134	133,708
2022 Incremental Term Loan B2, (1-mo. CME Term SOFR + 3.00%), 8.32%, 01/18/29	69	69,269
Emerald TopCo Inc, Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.93%, 07/24/26	84	81,405
Epicor Software Corporation, 2020 2nd Lien Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 7.75%), 13.17%, 07/31/28	80	80,125
Grab Holdings Inc, Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 4.50%), 9.93%, 01/29/26	32	31,576
Greeneden U.S. Holdings II, LLC, 2020 USD Term Loan B4, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.43%, 12/01/27	97	97,284
Helios Software Holdings, Inc., 07/14/30(e)	24	23,510
Informatica LLC, 2021 USD Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.18%, 10/27/28	99	98,564
Playtika Holding Corp., 2021 Term Loan, (1-mo. CME Term SOFR + 2.75%), 8.18%, 03/13/28	68	67,737
Polaris Newco LLC, USD Term Loan B, (3-mo. LIBOR US at 0.50% Floor + 4.00%), 9.54%, 06/02/28	150	141,569
Proofpoint, Inc.
1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.68%, 08/31/28	149	146,529
2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 6.25%), 11.68%, 08/31/29	30	29,709

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2023	BlackRock Floating Rate Loan ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
RealPage Inc., 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.43%, 04/24/28	169	$165,626
Severin Acquisition, LLC, 2018 Term Loan B, (3-mo. CME Term SOFR + 3.00%), 8.37%, 08/01/25	40	48,595
Sophia, L.P., 2021 Term Loan B, (3-mo. LIBOR US at 0.50% Floor + 3.50%), 9.04%, 10/07/27	84	83,816
SS&C European Holdings Sarl, 2018 Term Loan B4, (1-mo. CME Term SOFR + 1.75%), 7.18%, 04/16/25	23	22,812
SS&C Technologies Inc., 2018 Term Loan B3, (1-mo. CME Term SOFR + 1.75%), 7.18%, 04/16/25	24	24,288
Ultimate Software Group Inc. (The)
2021 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.62%, 05/04/26	20	19,698
Term Loan B, (3-mo. CME Term SOFR + 3.75%), 9.22%, 05/04/26	40	39,617
2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.62%, 05/03/27	50	49,282
Veritas US Inc., 2021 USD Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 5.00%), 10.43%, 09/01/25	60	49,961
VS Buyer, LLC, Term Loan B, (1-mo. CME Term SOFR + 3.25%), 8.67%, 02/28/27	72	71,636

		2,471,466

Telecommunications — 3.0%
Altice France SA, 2023 USD Term Loan B14, (3-mo. CME Term SOFR + 5.50%), 10.81%, 08/15/28	60	49,257
CenturyLink Inc., 2020 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.68%, 03/15/27	70	48,403
Ciena Corp., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.50%), 7.75%, 01/18/30	8	7,980
Connect Finco Sarl, 2021 Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 3.50%), 8.82%, 12/11/26	179	178,114
Digicel International Finance Limited, 2017 Term Loan B, (6-mo. LIBOR US + 3.25%), 8.98%, 05/28/24	30	26,801
GOGO Intermediate Holdings LLC, Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.18%, 04/30/28	17	17,058
Iridium Satellite LLC, 2021 Term Loan B2, (1-mo. CME Term SOFR at 0.75% Floor + 2.50%), 7.92%, 11/04/26	65	65,038
Level 3 Financing Inc., 2019 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.18%, 03/01/27	60	56,294
SBA Senior Finance II LLC, 2018 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.17%, 04/11/25	30	29,726
ViaSat Inc., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.82%, 03/02/29	30	28,390
Zayo Group Holdings Inc., USD Term Loan, (1-mo. CME Term SOFR + 3.00%), 8.43%, 03/09/27	160	121,533

		628,594

Transportation — 0.3%
Genesee & Wyoming Inc. (New), Term Loan, (3-mo. CME Term SOFR + 2.00%), 7.34%, 12/30/26	20	19,821

Security	Par/ Shares (000)	Value

Transportation (continued)
OLA Netherlands BV, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.25%), 11.64%, 12/15/26	39	$36,636
Rand Parent, LLC, 2023 Term Loan B, (3-mo. CME Term SOFR + 4.25%), 9.49%, 03/17/30	11	10,520

		66,977

Total Floating Rate Loan Interests — 87.4% (Cost: $17,943,404)		18,183,470

Investment Companies

Exchange Traded Funds — 1.2%
iShares 0-5 Year High Yield Corporate Bond ETF(g)	1	31,260
iShares iBoxx $ High Yield Corporate Bond ETF(g)	3	209,512

Total Investment Companies — 1.2% (Cost $232,661)		240,772

Total Long-Term Investments — 94.6% (Cost: $19,384,880)		19,677,093

Short-Term Securities

Money Market Funds — 4.6%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(g)(h)	950	950,000

Total Short-Term Securities — 4.6% (Cost: $950,000)		950,000

Total Investments — 99.2% (Cost: $20,334,880)		20,627,093

Other Assets Less Liabilities — 0.8%		175,946

Net Assets — 100.0%		$20,803,039

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(f)	Zero-coupon bond.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Floating Rate Loan ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/04/22	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23 (000)	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—		$950,000	(b)	$—	$—	$—	$950,000	950	$71,246	$—
iShares 0-5 Year High Yield Corporate Bond ETF	—		30,657		—	—	603	31,260	1	—	—
iShares iBoxx $ High Yield Corporate Bond ETF	—		666,589		(458,831)	(5,754)	7,508	209,512	3	9,988	—

						$(5,754)	$8,111	$1,190,772		$81,234	$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds & Notes	$—	$1,252,851	$—	$1,252,851
Floating Rate Loan Interests	—	17,950,610	232,860	18,183,470
Investment Companies	240,772	—	—	240,772
Short-Term Securities
Money Market Funds	950,000	—	—	950,000
Unfunded Floating Rate Loan Interests(a)	—	331	—	331

	$1,190,772	$19,203,792	$232,860	$20,627,424

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Floating Rate Loan Interests	Total

Assets:
Opening balance, as of July 31, 2022	$—	$—
Transfers into Level 3(a)	—	—
Transfers out of Level 3	—	—
Accrued discounts/premiums	1,404	1,404
Net realized gain (loss)	(433)	(433)
Net change in unrealized appreciation (depreciation)(b)(c)	1,772	1,772
Purchases	269,861	269,861
Sales	(39,744)	(39,744)

Closing balance, as of July 31, 2023	$232,860	$232,860

Net change in unrealized appreciation (depreciation) on investment still held at July 31, 2023(c)	$1,772	$1,772

(a)

As of July 31, 2023, the Fund used observable inputs in determining the value of certain investments. As of July 31, 2023, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 1 or Level 2 to Level 3 in the fair value hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at July 31, 2023 is generally due to investments no longer held or categorized as Level 3 at year end.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2023	BlackRock Floating Rate Loan ETF

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial investments.

See notes to financial statements.

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	BlackRock High Yield Muni Income Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 3.0%
Black Belt Energy Gas District, 5.50%, 06/01/49( 11/01/28)	$1,000	$1,052,706
Black Belt Energy Gas District RB, 4.00%, 06/01/51 (Put 09/01/31)(a)	315	308,719
Midcity Improvement District Alabama Special Assesment, 3.88%, 11/01/27	120	115,399
Southeast Energy Authority A Cooperative District RB, 5.50%, 01/01/53( 09/01/29)(a)	100	107,333
Sumter County Industrial Development Authority/AL RB, 6.00%, 07/15/52 (Put 01/15/29)(a)	100	71,349
Tuscaloosa County Industrial Development Authority RB, 5.25%, 05/01/44( 05/01/29)(b)	175	157,937

		1,813,443

Arizona — 3.7%
Arizona Industrial Development Authority, 5.25%, 07/01/37( 08/31/23)(b)	155	150,651
Industrial Development Authority of the City of Phoenix Arizona (The) RB
5.00%, 07/01/46 ( 07/01/26)(b)	1,000	921,567
6.75%, 07/01/44 ( 07/01/24)(b)	1,000	1,015,212
Maricopa County Industrial Development Authority RB, 4.00%, 10/15/47 (Call 01/01/26)(b)	200	171,965

		2,259,395

Arkansas — 2.1%
Arkansas Development Finance Authority RB
4.50%, 09/01/49 (Call 09/01/26)(b)	1,000	907,250
4.75%, 09/01/49 (Call 09/01/27)(b)	400	381,131

		1,288,381

California — 8.7%
California County Tobacco Securitization Agency RB, 0.00%, 06/01/55 (Call 08/16/23)(c)	2,955	208,112
California Enterprise Development Authority RB, 5.00%, 07/01/50( 07/01/27)(b)	600	532,180
California Pollution Control Financing Authority, 5.00%, 11/21/45( 01/01/24)(b)	1,250	1,250,176
California School Finance Authority RB, Series A, 5.00%, 06/01/61 (Call 06/01/29)(b)	500	435,902
California Statewide Communities Development Authority RB, 5.00%, 12/01/46( 06/01/26)(b)	600	593,943
California Statewide Financing Authority RB, 0.00%, 06/01/55 (Call 08/31/23)(b)(c)	4,250	276,275
CMFA Special Finance Agency I RB, Series A, 4.00%, 04/01/56 (Call 04/01/31)(b)	250	174,480
CSCDA Community Improvement Authority RB
3.25%, 04/01/57 (Call 04/01/32)(b)	325	223,651
4.00%, 10/01/46 ( 10/01/31)(b)	250	194,112
4.00%, 07/01/56 (Call 07/01/31)(b)	250	185,885
4.00%, 07/01/58 (Call 07/01/32)(b)	100	71,621
Golden State Tobacco Securitization Corp. RB, 0.00%, 06/01/66 (Call 12/01/31)(c)	2,195	235,449
Los Angeles County Facilities Inc. RB, Series A, 4.00%, 12/01/48 (Call 12/01/28)	500	488,796
Regents of the University of California Medical Center Pooled Revenue, 4.00%, 05/15/53 (Call 05/15/32)	410	386,176

		5,256,758

Colorado — 3.4%
City & County of Denver Co. Dedicated Excise Tax Revenue RB, 4.00%, 08/01/51 (Call 08/01/31)	500	470,763

Security	Par (000)	Value

Colorado (continued)
Clear Creek Transit Metropolitan District No. 2 GOL, Series A, 5.00%, 12/01/50 (Call 12/01/26)	$500	$441,644
Colorado Health Facilities Authority, 5.00%, 05/15/49( 05/15/28)	100	76,120
Colorado Health Facilities Authority RB, 5.25%, 11/01/39 (Call 11/01/32)	65	70,328
Loretto Heights Community Authority RB, 4.88%, 12/01/51 (Call 06/01/26)	500	388,425
North Range Metropolitan District No. 3 GOL, 5.25%, 12/01/50( 12/01/25)	500	449,381
Pueblo Urban Renewal Authority TA
4.75%, 12/01/45 (Call 12/01/30)(b)	100	67,296
Series B, 0.00%, 12/01/25(b)(c)	150	127,500

		2,091,457

Delaware — 0.1%
Affordable Housing Opportunities Trust RB, 6.88%, 05/01/39(b)(d)	40	35,567

District of Columbia — 1.3%
District of Columbia RB, 5.50%, 02/28/37	90	96,243
District of Columbia Tobacco Settlement Financing Corp. RB, Series C, 0.00%, 06/15/55 (Call 08/31/23)(c)	6,800	676,858

		773,101

Florida — 8.3%
Avenir Community Development District Special Assessment, 5.63%, 05/01/54( 05/01/33)	100	99,714
Babcock Ranch Community Independent Special District Special Assessment
4.25%, 05/01/32	100	97,331
5.00%, 05/01/42 ( 05/01/32)	1,000	979,732
Boggy Creek Improvement District, 5.13%, 05/01/43( 08/31/23)	500	498,508
Brevard County Health Facilities Authority RB, 4.00%, 11/15/32 (Call 11/15/28)(b)	150	139,764
Capital Trust Agency Inc. RB
0.00%, 07/01/61(b)(c)	2,570	173,534
3.25%, 06/01/31(b)	230	208,272
4.88%, 06/15/56 (Call 06/15/26)(b)	100	77,384
CFM Community Development District Special Assesment, 2.40%, 05/01/26	150	144,813
Charlotte County Industrial Development Authority, 5.00%, 10/01/49( 10/01/27)(b)	250	247,587
Florida Development Finance Corp. RB
4.00%, 06/01/55 (Call 06/01/28)(b)	150	93,073
5.00%, 05/01/29 (Call 08/31/23)(b)	500	472,894
5.00%, 06/15/56 (Call 06/15/29)(b)	100	79,831
Series A, 5.13%, 06/15/55 (Call 06/15/28)(b)	500	411,732
Lakes of Sarasota Community Development District Special Assesment
Series A-1, 4.10%, 05/01/51 (Call 05/01/31)	265	209,058
Series B-1, 4.30%, 05/01/51 (Call 05/01/31)	220	173,242
Poitras East Community Development District Special Assessment, 5.25%, 05/01/52( 05/01/33)	100	96,082
Sawyers Landing Community Development District Special Assesment, 3.25%, 05/01/26	205	196,412
Viera Stewardship District, 5.50%, 05/01/54( 05/01/33)	300	298,002
Village Community Development District No. 14
5.38%, 05/01/42 (Call 05/01/30)	100	103,879
5.50%, 05/01/53 (Call 05/01/30)	100	102,941

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) July 31, 2023	BlackRock High Yield Muni Income Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Village Community Development District No. 15, 5.25%, 05/01/54( 05/01/31)(b)	$100	$101,234

		5,005,019

Georgia — 0.1%
Atlanta Urban Redevelopment Agency RB, 3.88%, 07/01/51 (Call 07/01/27)(b)	100	82,369

Illinois — 5.5%
Chicago Board of Education GO
5.00%, 12/01/36 ( 12/01/30)	1,000	1,027,438
5.00%, 12/01/46 ( 12/01/27)	500	492,852
5.00%, 12/01/47 ( 12/01/31)	500	492,834
Illinois Finance Authority RB, 5.00%, 05/15/51 (Call 05/15/28)	500	398,898
Illinois State Toll Highway Authority RB, Series D, 5.00%, 01/01/24	750	755,097
Metropolitan Pier & Exposition Authority RB, 4.00%, 06/15/50 (Call 12/15/29)	175	161,595

		3,328,714

Indiana — 1.0%
Indiana Finance Authority RB, Class A, 4.13%, 12/01/26	640	634,011

Kansas — 0.5%
City of Lenexa KS RB, 5.00%, 05/15/24	195	194,450
City of Manhattan KS RB, 4.00%, 06/01/25	105	101,822

		296,272

Kentucky — 1.8%
City of Henderson KY RB, 4.70%, 01/01/52 (Call 01/01/32)(b)	650	621,679
Kentucky Public Energy Authority RB, 4.00%, 02/01/50( 11/01/27)	500	493,875

		1,115,554

Louisiana — 0.2%
Louisiana Public Facilities Authority RB, 6.50%, 06/01/62 (Call 06/01/31)(b)	100	96,320

Maine — 0.1%
Finance Authority of Maine RB, 8.00%, 12/01/51 (Call 12/01/36)(b)	100	63,899

Maryland — 0.7%
City of Baltimore MD RB, 4.50%, 06/01/33 (Call 06/01/31)	100	97,215
Maryland Economic Development Corp. RB, 5.25%, 06/30/55 (Call 06/30/32)	315	324,907

		422,122

Michigan — 2.1%
City of Detroit MI GOL, Series B-1, 4.00%, 04/01/44 (Call 08/31/23)(a)	350	262,936
Michigan Strategic Fund RB, 4.00%, 10/01/61 Put(a)	1,000	991,398

		1,254,334

Minnesota — 0.4%
City of Forest Lake MN RB, 5.00%, 07/01/56 (Call 07/01/31)	260	234,925

Missouri — 0.3%
Plaza at Noah’s Ark Community Improvement District RB, 3.13%, 05/01/35 (Call 05/01/29)	250	206,544

Security	Par (000)	Value

Nebraska — 2.5%
Central Plains Energy Project RB
5.00%, 05/01/53 (Put 07/01/29)	$475	$492,505
VRDN,5.00%, 03/01/50 (Put 10/01/23)	1,000	1,002,976

		1,495,481

Nevada — 0.8%
Tahoe-Douglas Visitors Authority, 5.00%, 07/01/51( 07/01/30)	500	480,178

New Hampshire — 1.3%
New Hampshire Business Finance Authority RB, 3.63%, 07/01/43( 07/01/25)(b)	1,000	760,729

New Jersey — 3.2%
New Jersey Higher Education Student Assistance Authority RB, Series C, 3.25%, 12/01/51 (Call 12/01/29)	300	205,405
New Jersey Transportation Trust Fund Authority RB, Series AA, 4.00%, 06/15/50 (Call 12/15/30)	735	700,327
Tobacco Settlement Financing Corp. RB, 5.00%, 06/01/24	1,000	1,011,375

		1,917,107

New Mexico — 0.8%
Winrock Town Center Tax Increment Development District No. 1 TA, 3.75%, 05/01/28(b)	500	477,707

New York — 7.5%
Build NYC Resource Corp., 5.50%, 06/15/63( 06/15/33)(b)	250	241,772
New York Liberty Development Corp. RB, 5.00%, 11/15/44 (Call 11/15/24)(b)	500	487,980
New York State Thruway Authority RB, 5.00%, 03/15/42 (Call 09/15/32)	500	557,754
New York Transportation Development Corp., 5.00%, 01/01/30( 01/01/28)	250	258,637
New York Transportation Development Corp. RB
3.00%, 08/01/31	1,000	880,570
4.00%, 04/30/53 (Call 10/31/31)	500	426,047
5.00%, 12/01/38 (Call 12/01/30)	500	537,963
5.00%, 10/01/40 ( 10/01/30)	600	611,976
Port Authority of New York & New Jersey, 5.00%, 07/15/41( 07/15/33)	500	564,307

		4,567,006

Ohio — 6.5%
Buckeye Tobacco Settlement Financing Authority RB, Series B2, 5.00%, 06/01/55 (Call 06/01/30)	1,750	1,629,598
Celina City School District, 0.00%, 12/01/24 (BAM)(c)	600	574,902
Cleveland-Cuyahoga County Port Authority TA, 4.50%, 12/01/55 (Call 12/01/29)(b)	100	82,109
Hickory Chase Community Authority, 5.00%, 12/01/40( 12/01/29)(b)	350	317,433
Ohio Air Quality Development Authority RB, 4.50%, 01/15/48( 01/15/28)(b)	1,000	934,779
Port of Greater Cincinnati Development Authority RB
3.75%, 12/01/31 (Call 12/01/28)(b)	240	206,138
4.25%, 12/01/50 (Call 12/01/28)(b)	260	184,527

		3,929,486

Oklahoma — 1.6%
Oklahoma Development Finance Authority RB, Series A-2, 7.25%, 09/01/51 (Call 03/01/31)(b)	250	260,884
Tulsa Airports Improvement Trust RB, 5.00%, 06/01/35( 06/01/25)(a)	600	601,372

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock High Yield Muni Income Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oklahoma (continued)
Tulsa Authority for Economic Opportunity TA, 4.38%, 12/01/41 (Call 12/01/31)(b)	$100	$90,319

		952,575

Pennsylvania — 1.0%
Berks County Municipal Authority (The) RB, 5.00%, 10/01/39 (Call 10/01/29)	390	365,731
Pennsylvania Economic Development Financing Authority RB
5.25%, 06/30/53 ( 12/31/32)	100	104,761
5.75%, 06/30/48 ( 12/31/32)	100	110,878

		581,370

Puerto Rico — 9.6%
Children’s Trust Fund RB, Series A, 0.00%, 05/15/57 (Call 08/31/23)(c)	1,485	98,190
Commonwealth of Puerto Rico, 0.00%, 11/01/51(c)	183	27,972
Commonwealth of Puerto Rico GO
0.00%, 07/01/33 ( 07/01/31)(c)	515	313,572
4.00%, 07/01/35 (Call 07/01/31)	812	749,076
4.00%, 07/01/37 ( 07/01/31)	1,105	994,506
4.00%, 07/01/41 ( 07/01/31)	145	124,700
5.07%, 11/01/51	720	367,212
5.63%, 07/01/29	40	42,106
5.75%, 07/01/31	87	95,023
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB, 4.00%, 07/01/42 (Call 07/01/31)(b)	500	436,497
Puerto Rico Highway & Transportation Authority RB, 0.00%, 07/01/32(c)	1,325	848,342
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue RB, 0.00%, 07/01/46 (Call 07/01/28)(c)	6,118	1,724,768

		5,821,964

Rhode Island — 1.6%
Tobacco Settlement Financing Corp., 5.00%, 06/01/40( 06/01/25)	1,000	1,000,353

South Carolina — 0.3%
City of Hardeeville SC Special Assesment, 4.00%, 05/01/52 (Call 05/01/29)(b)	250	187,952
South Carolina Jobs-Economic Development Authority RB, 7.50%, 08/15/62 (Call 08/15/27)(b)	25	23,139

		211,091

Tennessee — 3.2%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd RB, 5.00%, 10/01/37( 10/01/29)	345	346,224
Metropolitan Government Nashville & Davidson County Industrial Development Board Special Assesment, 0.00%, 06/01/43(b)(c)	100	35,017
Metropolitan Nashville Airport Authority (The) RB, 5.50%, 07/01/52( 07/01/32)	500	544,371
Tennergy Corp/TN RB, 5.50%, 10/01/53( 09/01/30)	500	531,204
Tennessee Energy Acquisition Corp., 5.00%, 02/01/25	500	501,624

		1,958,440

Texas — 5.2%
Angelina & Neches River Authority RB, Series A, 7.50%, 12/01/45 (Call 06/01/28)(b)	100	65,692
Arlington Higher Education Finance Corp., 5.75%, 08/15/62 (Call 08/18/27)	250	226,568
Arlington Higher Education Finance Corp. RB 5.00%, 06/15/51 (Call 06/15/26)	250	214,879

Security	Par/ Shares (000)	Value

Texas (continued)
7.88%, 11/01/62 ( 11/01/27)(b)	$25	$25,556
City of Celina TX Special Assessment, 5.50%, 09/01/53( 09/01/33)(b)	1,000	974,048
City of Mesquite, 5.75%, 09/01/53( 09/01/33)(b)	250	248,766
Denton Independent School District, 5.00%, 08/15/53( 08/15/33) (PSF)	250	272,022
New Hope Cultural Education Facilities Finance Corp. RB, 6.63%, 10/01/43 (Call 10/01/29)	100	91,999
New Hope Higher Education Finance Corp. RB, Series A, 5.00%, 06/15/30 (Call 06/15/26)(b)	250	239,206
Port Beaumont Navigation District RB
2.75%, 01/01/36 (Call 08/31/23)(b)	100	71,520
3.00%, 01/01/50 (Call 08/31/23)(b)	200	116,531
4.00%, 01/01/50 ( 08/31/23)(b)	810	586,754

		3,133,541

Utah — 0.5%
Utah Charter School Finance Authority RB, Series A, 5.00%, 02/15/36 (Call 02/15/26)(b)	315	307,210

Vermont — 0.1%
East Central Vermont Telecommunications District RB, 4.50%, 12/01/44 (Call 12/01/30)(b)	100	83,073

Virginia — 0.7%
Tobacco Settlement Financing Corp./VA RB, Series B1, 5.00%, 06/01/47 (Call 08/16/23)	475	446,789

Wisconsin — 1.7%
Public Finance Authority
4.25%, 07/01/54 ( 07/01/31)	250	170,819
7.75%, 07/01/43 ( 07/01/35)(b)	310	312,723
Public Finance Authority RB
5.00%, 06/15/56 (Call 06/15/29)(b)	25	19,824
5.25%, 12/01/51 (Call 12/01/31)(b)	65	49,007
5.25%, 05/15/52 (Call 05/15/25)(b)	100	87,106
Series A, 5.00%, 06/15/55 (Call 06/15/28)(b)	500	385,341

		1,024,820

Total Long-Term Investments — 91.4% (Cost: $57,316,264)		55,407,105

Short-Term Securities

Money Market Funds — 10.3%
BlackRock Liquidity Funds: MuniCash, 3.57%(e)(f)	6,235	6,235,461

Total Short-Term Securities — 10.3% (Cost: $6,235,115)		6,235,461

Total Investments — 101.7% (Cost: $63,551,379)		61,642,566

Liabilities in Excess of Other Assets — (1.7)%		(1,056,117)

Net Assets — 100.0%		$60,586,449

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) July 31, 2023	BlackRock High Yield Muni Income Bond ETF

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23 (000)	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds: MuniCash	$1,660,641	$4,573,794	(a)	$—	$1,090	$(64)	$6,235,461	6,235	$116,322	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Debt Obligations	$—	$55,371,538	$35,567	$55,407,105
Short-Term Securities
Money Market Funds	6,235,461	—	—	6,235,461

	$6,235,461	$55,371,538	$35,567	$61,642,566

See notes to financial statements.

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	BlackRock Intermediate Muni Income Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 4.0%
Black Belt Energy Gas District RB, 5.50%, 11/01/53 (Put 09/01/28)(a)	$500	$527,295
Southeast Energy Authority A Cooperative District RB, 5.50%, 01/01/53( 09/01/29)(a)	315	338,098
Sumter County Industrial Development Authority/AL RB, 6.00%, 07/15/52 (Put 01/15/29)(a)	100	71,349
Tuscaloosa County Industrial Development Authority RB, 5.25%, 05/01/44( 05/01/29)(b)	110	99,275

		1,036,017

Arizona — 0.4%
Arizona Health Facilities Authority RB, Class B, 4.23%, 01/01/46 (Put 11/04/25), (SIFMA Municipal Swap Index)(a)(c)	100	99,644

California — 6.5%
Bay Area Toll Authority RB, Series E, 4.39%, 04/01/56 (Put 04/01/27)(a)(c)	250	244,504
California Community Choice Financing Authority RB, 5.33%, 12/01/53( 05/01/29)(a)(c)	750	746,501
California Infrastructure & Economic Development Bank RB, Class D, 4.33%, 08/01/47 (Put 08/21/23)(a)(c)	100	98,962
Folsom Ranch Financing Authority ST, 4.00%, 09/01/33 (Call 09/01/27)	115	116,161
San Diego Unified School District/CA GO, 0.00%, 07/01/31(d)	610	480,919

		1,687,047

Colorado — 5.9%
City & County of Denver Co. Airport System Revenue RB, 5.75%, 11/15/34( 11/15/32)	200	236,316
Colorado Health Facilities Authority RB
4.00%, 08/01/39 (Call 08/01/29)	185	181,647
VRDN,4.53%, 05/15/61 (Put 02/17/26)(a)(c)	500	507,335
Series B-2, 2.63%, 05/15/29 (Call 08/31/23)	150	133,706
E-470 Public Highway Authority RB, 3.90%, 09/01/39 (Put 06/01/24)(a)(c)	250	249,135
Pueblo Urban Renewal Authority TA, Series B, 0.00%, 12/01/25(b)(d)	250	212,500

		1,520,639

Connecticut — 1.7%
Connecticut Housing Finance Authority RB, 1.85%, 05/15/38 (Call 05/15/30)	210	148,613
Connecticut State Health & Educational Facilities Authority RB, 4.00%, 07/01/36 (Call 07/01/31)	165	164,274
State of Connecticut Special Tax Revenue RB, 5.00%, 07/01/34 (Call 01/01/33)	100	117,809

		430,696

Delaware — 1.8%
Delaware State Economic Development Authority RB, Class B, 1.25%, 10/01/40 (Put 10/01/25)	500	470,880

District of Columbia — 3.2%
District of Columbia GO, 5.00%, 01/01/43 (Call 01/01/33)	500	560,670
Metropolitan Washington Airports Authority Aviation Revenue, 5.00%, 10/01/37( 10/01/32)	250	271,863

		832,533

Florida — 2.8%
Greater Orlando Aviation Authority RB, 5.00%, 11/15/36 (Call 08/31/23)	250	250,017

Security	Par (000)	Value

Florida (continued)
Lakes of Sarasota Community Development District RB, 2.75%, 05/01/26	$125	$120,880
Sawyers Landing Community Development District Special Assesment, 3.25%, 05/01/26	195	186,831
Tohoqua Community Development District RB, 2.38%, 05/01/26	170	164,074

		721,802

Hawaii — 0.9%
State of Hawaii Department of Budget & Finance RB, 3.10%, 05/01/26	230	223,011

Illinois — 12.0%
Chicago Midway International Airport RB, 5.00%, 01/01/34( 01/01/24)	850	852,076
Chicago O’Hare International Airport RB, Series B, 5.00%, 01/01/37 (Call 01/01/27)	200	211,072
Chicago Transit Authority Capital Grant Receipts Revenue RB, 5.00%, 06/01/28	250	268,589
City of Chicago IL GO
5.00%, 01/01/27 (Call 01/01/26)	130	133,478
5.00%, 01/01/34 ( 01/01/32)	500	547,258
Illinois Finance Authority RB, Class B, 4.68%, 05/01/42 (Put 05/01/25)(a)(c)	500	492,253
Illinois Housing Development Authority RB, 4.65%, 10/01/37( 04/01/32) (GNMA/FNMA/FHLMC COLL)	230	235,828
Northern Illinois Municipal Power Agency RB, 4.00%, 12/01/36 (Call 12/01/26)	100	100,561
State of Illinois GO, 5.25%, 05/01/40 (Call 05/01/32)	250	268,361

		3,109,476

Indiana — 1.5%
County of Warrick IN RB, 0.88%, 09/01/55 Put	300	299,290
Indiana Finance Authority RB, Class B, 4.28%, 03/01/39 (Put 03/01/26), (SIFMA Municipal Swap Index)(a)(c)	100	98,571

		397,861

Iowa — 1.4%
Iowa Finance Authority RB
1.50%, 01/01/42 (Put 08/16/23)(a)	250	244,936
5.00%, 05/15/48 (Call 05/15/27)	170	123,944

		368,880

Kentucky — 1.4%
City of Henderson KY RB, 3.70%, 01/01/32(b)	250	243,406
Louisville/Jefferson County Metropolitan Government RB, 1.75%, 02/01/35 Put(a)	125	120,369

		363,775

Louisiana — 0.9%
Louisiana Local Government Environmental Facilities & Community Development Authority RB, Class A, 2.00%, 06/01/30 (Call 04/01/26)	250	222,703

Massachusetts — 1.7%
Commonwealth of Massachusetts GO, 5.00%, 10/01/34 (Call 10/01/32)	155	182,637
Massachusetts Development Finance Agency RB, 5.00%, 10/01/24	260	259,708

		442,345

Michigan — 1.7%
Michigan Finance Authority RB, 4.73%, 04/15/47 (Put 04/15/26)(a)(c)	250	249,772

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) July 31, 2023	BlackRock Intermediate Muni Income Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Wayne County Airport Authority RB, 5.00%, 12/01/35 (Call 12/01/31)	$180	$203,013

		452,785

Mississippi — 0.3%
Mississippi Business Finance Corp. RB, 7.75%, 07/15/47( 01/15/29)(a)	100	75,883

Missouri — 3.1%
Kansas City Industrial Development Authority RB, 5.00%, 03/01/34( 03/01/29)	750	809,932

New Hampshire — 0.9%
New Hampshire Business Finance Authority RB, Class A, 4.36%, 10/01/33 (Put 07/31/23)(a)(c)	250	246,386

New Jersey — 7.0%
New Jersey Health Care Facilities Financing Authority RB, 5.25%, 07/01/35( 08/31/23)	1,000	1,001,210
New Jersey Transportation Trust Fund Authority RB, 5.00%, 06/15/37 (Call 06/15/33)	250	278,360
State of New Jersey GO, Series A, 4.00%, 06/01/32	500	543,643

		1,823,213

New York — 9.2%
City of New York NY GO, 5.00%, 04/01/41( 04/01/33)	500	561,442
New York City Housing Development Corp. RB
1.95%, 11/01/32 (Call 02/01/29) (FHA 542(C))	430	381,069
2.25%, 11/01/30 (Call 09/01/27)	150	136,841
New York City Municipal Water Finance Authority RB, 5.00%, 06/15/47( 06/15/33)	250	275,506
New York City Transitional Finance Authority Future Tax Secured Revenue, 5.00%, 05/01/41( 05/01/33)	500	558,396
New York Liberty Development Corp. RB, Class A, 2.50%, 11/15/36 (Call 11/15/31)	250	207,114
New York Transportation Development Corp., 5.00%, 01/01/30( 01/01/28)	250	258,637

		2,379,005

Ohio — 8.0%
Allen County Port Authority RB, Class A, 4.00%, 12/01/31 (Call 06/01/31)	250	253,886
American Municipal Power Inc. RB, Class A-2, 1.00%, 02/15/48 (Put 02/15/24)(a)	500	488,176
Ohio Air Quality Development Authority RB, 4.00%, 09/01/30 Put	100	99,229
Ohio Higher Educational Facility Commission RB, Series B, 4.21%, 12/01/42 (Put 12/01/25), (SIFMA Municipal Swap Index)(a)(c)	1,000	1,012,190
Port of Greater Cincinnati Development Authority RB, 3.75%, 12/01/31 (Call 12/01/28)(b)	250	214,727

		2,068,208

Pennsylvania — 5.4%
Allegheny County Hospital Development Authority RB, 4.68%, 11/15/47 (Put 05/15/26)(a)(c)	250	254,980
Berks County Municipal Authority (The) RB, 5.00%, 10/01/39 (Call 10/01/29)	200	187,555
Bethlehem Area School District Authority, Series B, 3.91%, 07/01/31 (Put 11/01/24)(a)(c)	460	449,816
East Hempfield Township Industrial Development Authority RB, 5.00%, 12/01/29 (Call 12/01/25)	125	128,021

Security	Par/ Shares (000)	Value

Pennsylvania (continued)
Pennsylvania Housing Finance Agency RB, 2.00%, 10/01/32 (Call 10/01/29)	$445	$381,595

		1,401,967

South Carolina — 1.6%
City of Hardeeville SC, 3.00%, 05/01/27(b)	225	211,967
South Carolina Jobs-Economic Development Authority RB, 5.00%, 11/15/28 (Call 11/15/27)	210	206,377

		418,344

Tennessee — 3.1%
Tennergy Corp/TN RB, 5.50%, 10/01/53( 09/01/30)	750	796,805

Texas — 6.6%
City of Beaumont TX GOL, 4.00%, 03/01/33 (Call 03/01/30)	215	226,210
Houston Higher Education Finance Corp. RB
1.75%, 10/01/24 (Call 08/31/23)	115	111,350
2.00%, 10/01/25 (Call 08/31/23)	75	71,291
New Hope Cultural Education Facilities Finance Corp. RB
4.00%, 08/15/34 ( 08/15/27)	750	771,001
Class A, 4.00%, 06/15/25	280	282,829
New Hope Higher Education Finance Corp. RB, Series A, 5.00%, 06/15/30 (Call 06/15/26)(b)	250	239,206

		1,701,887

Utah — 2.1%
City of Salt Lake City Airport Revenue, 5.25%, 07/01/40( 07/01/33)	500	550,483

Virginia — 0.9%
Virginia Housing Development Authority RB, 2.05%, 12/01/33 (Call 12/01/30)	270	230,656

Washington — 2.1%
County of King WA Sewer Revenue RB, Class A, 4.21%, 01/01/40 (Put 01/01/26)(a)(c)	550	543,936

Wisconsin — 0.6%
City of Milwaukee WI Sewerage System Revenue RB, 4.00%, 06/01/31( 08/31/23)	145	145,063

Total Long-Term Investments — 98.7% (Cost: $25,768,548)		25,571,862

Short-Term Securities

Money Market Funds — 2.8%
BlackRock Liquidity Funds: MuniCash, 3.57%(e)(f)	733	733,322

Total Short-Term Securities — 2.8% (Cost: $733,309)		733,322

Total Investments — 101.5% (Cost: $26,501,857)		26,305,184

Liabilities in Excess of Other Assets — (1.5)%		(389,851)

Net Assets — 100.0%		$25,915,333

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Intermediate Muni Income Bond ETF

(d)	Zero-coupon bond.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23 (000)	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds: MuniCash	$1,907,996	$—	$(1,176,677	)(a)	$2,184	$(181)	$733,322	733	$70,918	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Debt Obligations	$—	$25,571,862	$—	$25,571,862
Short-Term Securities
Money Market Funds	733,322	—	—	733,322

	$733,322	$25,571,862	$—	$26,305,184

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments July 31, 2023	BlackRock Short-Term California Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

California — 109.4%
Burbank-Glendale-Pasadena Airport Authority Brick Campaign, 5.00%, 07/01/24	$145	$146,747
California Community Choice Financing Authority, 4.00%, 10/01/52( 09/01/27)	200	198,340
California Health Facilities Financing Authority, 4.00%, 03/01/28( 08/21/23)	260	258,607
California Municipal Finance Authority
3.25%, 11/01/35 (Put 08/01/23)(a)	800	800,000
4.20%, 07/01/51	260	259,686
California Public Finance Authority, VRDN, 3.30%, 07/15/62( 07/31/23)(a)	600	600,000
California State Public Works Board
5.00%, 09/01/25 ( 09/01/23)	805	806,152
5.00%, 09/01/27	500	509,875
California State Public Works Board RB, Series A, 5.00%, 09/01/27 (Call 09/01/24)	800	815,477
California Statewide Communities Development Authority
5.00%, 11/01/28 ( 11/01/24)	250	255,940
VRDN, 3.35%, 08/15/47 ( 07/31/23)(a)	100	100,000
City of Los Angeles Department of Airports
3.30%, 08/07/23	300	299,967
5.00%, 05/15/25	100	102,652
5.00%, 05/15/26	210	218,635
City of Los Angeles Solid Waste Resources Revenue, 5.00%, 02/01/24	335	338,306
City of Los Angeles Wastewater System Revenue, 3.05%, 10/05/23	800	799,356
City of Riverside Electric Revenue, VRDN, 3.18%, 10/01/35( 08/01/23)(a)	800	800,000
Kern Community College District, 0.00%, 11/01/25 (AGM)(b)	205	191,814
Long Beach Unified School District
0.00%, 08/01/27 ( 02/01/25)(b)	500	434,835
VRDN, 4.01%, 08/01/53 (Put 08/01/33)(a)(c)	800	800,000
Los Angeles Department of Water & Power Water System Revenue, VRDN, 3.35%, 07/01/50( 08/01/23)(a)	500	500,000
Municipal Improvement Corp. of Los Angeles, 2.75%, 08/10/23	800	799,812
Orange County Water District COP, VRDN, 3.00%, 08/01/42 (Put 07/31/23)(a)	265	265,000
Pajaro Valley Unified School District, 0.00%, 08/01/25 (AGM)(b)	460	431,693
Palm Springs Unified School District, 5.00%, 08/01/24	750	764,907
Rancho Cucamonga Redevelopment Successor Agency, 5.00%, 09/01/26( 09/01/24) (AGM)	500	509,773

Security	Par/ Shares (000)	Value

California (continued)
Riverside County Public Financing Authority, 5.00%, 10/01/23	$355	$355,866
Sacramento County Housing Authority, VRDN, 3.23%, 07/15/29( 08/15/23) (FANNIE MAE)(a)	800	800,000
San Diego Lease Revenue, VRDN, 4.01%, 10/15/48 (Put 04/15/33)(a)(c)	800	800,000
San Diego Unified School District, 5.00%, 06/28/24	800	813,343
San Francisco City & County Airport Commission San Francisco International Airport RB, VRDN, 3.05%, 05/01/58 (Put 07/31/23)(a)	800	800,000
San José Mineta International Airport, 5.00%, 03/01/26	500	517,199
San Mateo Union High School District GO, Series C, 0.00%, 09/01/27 (NPFGC)(b)	400	357,167
Santa Clara Valley Transportation Authority, 5.00%, 04/01/24	800	809,931
Southern California Public Power Authority, 5.25%, 11/01/25	425	435,903
State of California
3.05%, 09/19/23	800	799,569
5.00%, 12/01/24 (Call 12/01/23)	525	528,177
Stockton Public Financing Authority, 5.00%, 10/01/25 (BAM)	140	145,446

		19,170,175

Total Long-Term Investments — 109.4% (Cost: $19,174,112)		19,170,175

Short-Term Securities

Money Market Funds — 4.6%
BlackRock Liquidity Funds California Money Fund Portfolio, 3.00%(d)(e)	804	803,901

Total Short-Term Securities — 4.6% (Cost: $803,901)		803,901

Total Investments — 114.0% (Cost: $19,978,013)		19,974,076

Liabilities in Excess of Other Assets — (14.0)%		(2,454,231)

Net Assets — 100.0%		$17,519,845

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(b)	Zero-coupon bond.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/11/23	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23 (000)	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds California Money Fund Portfolio	$—		$804,256	(b)	$—	$(355)	$—	$803,901	804	$1,907	$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Short-Term California Muni Bond ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Debt Obligations	$—	$19,170,175	$—	$19,170,175
Short-Term Securities
Money Market Funds	803,901	—	—	803,901

	$803,901	$19,170,175	$—	$19,974,076

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	55

Statements of Assets and Liabilities

July 31, 2023

	BlackRock AAA CLO ETF	BlackRock Flexible Income ETF	BlackRock Floating Rate Loan ETF	BlackRock High Yield Muni Income Bond ETF

ASSETS
Investments, at value — unaffiliated(a)	$38,850,834	$122,494,456	$19,436,321	$55,407,105
Investments, at value — affiliated(b)	1,780,000	12,831,892	1,190,772	6,235,461
Cash	553	—	77,619	144
Cash pledged:
Futures contracts	—	255,000	—	—
Centrally cleared swaps	—	75,000	—	—
Foreign currency, at value	—	2,329,043	—	—
Receivables:
Investments sold	—	120,580	284,109	—
Loans	—	—	44,123	—
Dividends — affiliated	6,366	26,941	3,777	20,138
Interest — unaffiliated	136,165	1,288,107	92,893	510,935
Due from broker	—	—	21,408	—
Variation margin on centrally cleared swaps	—	21,586	—	—
Swap premiums paid	—	196	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	175,950	—	—
OTC swaps	—	5,748	—	—
Unfunded floating rate loan interests	—	—	331	—

Total assets	40,773,918	139,624,499	21,151,353	62,173,783

LIABILITIES
Bank overdraft	—	197,868	—	—
Payables:
Investments purchased	—	9,441,964	338,790	1,570,815
Deferred foreign capital gain tax	—	824	—	—
Investment advisory fees	6,085	34,208	9,524	16,519
Variation margin on futures contracts	—	7,193	—	—
Swap premiums received	—	32,800	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	334,244	—	—
OTC swaps	—	1,252	—	—

Total liabilities	6,085	10,050,353	348,314	1,587,334

Commitments and contingent liabilities

NET ASSETS	$40,767,833	$129,574,146	$20,803,039	$60,586,449

NET ASSETS CONSIST OF
Paid-in capital	$40,295,108	$128,418,816	$20,299,205	$64,071,866
Accumulated earnings (loss)	472,725	1,155,330	503,834	(3,485,417)

NET ASSETS	$40,767,833	$129,574,146	$20,803,039	$60,586,449

NET ASSETVALUE
Shares outstanding	800,000	2,550,000	400,000	2,800,000

Net asset value	$50.96	$50.81	$52.01	$21.64

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$38,621,167	$121,668,795	$19,152,219	$57,316,264
(b) Investments, at cost — affiliated	$1,780,000	$12,769,112	$1,182,661	$6,235,115

See notes to financial statements.

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)

July 31, 2023

	BlackRock Intermediate Muni Income Bond ETF	BlackRock Short-Term California Muni Bond ETF

ASSETS
Investments, at value — unaffiliated(a)	$25,571,862	$19,170,175
Investments, at value — affiliated(b)	733,322	803,901
Receivables:
Dividends — affiliated	1,149	3,242
Interest — unaffiliated	167,609	105,920

Total assets	26,473,942	20,083,238

LIABILITIES
Bank overdraft	66	—
Payables:
Investments purchased	552,010	2,561,529
Investment advisory fees	6,533	1,864

Total liabilities	558,609	2,563,393

Commitments and contingent liabilities

NET ASSETS	$25,915,333	$17,519,845

NET ASSETS CONSIST OF
Paid-in capital	$26,798,074	$17,508,750
Accumulated earnings (loss)	(882,741)	11,095

NET ASSETS	$25,915,333	$17,519,845

NET ASSETVALUE
Shares outstanding	1,100,000	350,000

Net asset value	$23.56	$50.06

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$25,768,548	$19,174,112
(b) Investments, at cost — affiliated	$733,309	$803,901

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Statements of Operations

Year Ended July 31, 2023

	BlackRock AAA CLO ETF	(a)	BlackRock Flexible Income ETF (b)	BlackRock Floating Rate Loan ETF (c)	BlackRock High Yield Muni Income Bond ETF

INVESTMENT INCOME
Dividends — affiliated	$32,439		$92,527	$81,234	$116,322
Interest — unaffiliated	1,058,827		909,344	1,397,714	1,634,509
Foreign taxes withheld	—		(1,640)	—	—

Total investment income	1,091,266		1,000,231	1,478,948	1,750,831

EXPENSES
Investment advisory	34,127		86,716	101,070	166,809
Commitment costs	45		—	—	68

Total expenses	34,172		86,716	101,070	166,877

Less:
Investment advisory fees waived	(606)		(21,979)	(11,010)	(43,822)

Total expenses after fees waived	33,566		64,737	90,060	123,055

Net investment income	1,057,700		935,494	1,388,888	1,627,776

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	40,249		163,994	59,192	(1,336,605)
Investments — affiliated	—		(180)	(5,754)	1,090
Forward foreign currency exchange contracts	—		(223,851)	—	—
Foreign currency transactions	—		25,993	—	—
Futures contracts	—		(54,725)	—	—
Swaps	—		(5,363)	—	—

	40,249		(94,132)	53,438	(1,335,515)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	229,667		824,837	284,102	1,750
Investments — affiliated	—		62,780	8,111	(64)
Forward foreign currency exchange contracts	—		(158,294)	—	—
Foreign currency translations	—		(9,534)	—	—
Futures contracts	—		36,033	—	—
Swaps	—		1,146	—	—
Unfunded floating rate loan interests	—		—	331	—

	229,667		756,968	292,544	1,686

Net realized and unrealized gain (loss)	269,916		662,836	345,982	(1,333,829)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,327,616		$1,598,330	$1,734,870	$293,947

(a)	For the period from January 10, 2023 (commencement of operations) to July 31, 2023.
(b)	For the period from May 19, 2023 (commencement of operations) to July 31, 2023.
(c)	For the period from October 04, 2022 (commencement of operations) to July 31, 2023.

See notes to financial statements.

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued)

Year Ended July 31, 2023

	BlackRock Intermediate Muni Income Bond ETF	BlackRock Short-Term California Muni Bond ETF(a)

INVESTMENT INCOME
Dividends — unaffiliated	$15,487	$—
Dividends — affiliated	70,918	1,907
Interest — unaffiliated	978,719	15,340

Total investment income	1,065,124	17,247

EXPENSES
Investment advisory	134,558	2,399
Commitment costs	41	—

Total expenses	134,599	2,399

Less:
Investment advisory fees waived	(38,106)	(539)

Total expenses after fees waived	96,493	1,860

Net investment income	968,631	15,387

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(711,214)	—
Investments — affiliated	2,184	(355)

	(709,030)	(355)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	683,225	(3,937)
Investments — affiliated	(181)	—

	683,044	(3,937)

Net realized and unrealized loss	(25,986)	(4,292)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$942,645	$11,095

(a)	For the period from July 11, 2023 (commencement of operations) to July 31, 2023.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Statements of Changes in Net Assets

	BlackRock AAA CLO ETF		BlackRock Flexible Income ETF

	Period From 01/10/23 to 07/31/23	(a)	Period From 05/19/23 to 07/31/23 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,057,700		$935,494
Net realized gain (loss)	40,249		(94,132)
Net change in unrealized appreciation (depreciation)	229,667		756,968

Net increase in net assets resulting from operations	1,327,616		1,598,330

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(854,891)		(443,000)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	40,295,108		128,418,816

NET ASSETS
Total increase in net assets	40,767,833		129,574,146
Beginning of period	—		—

End of period	$40,767,833		$129,574,146

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock Floating Rate Loan ETF		BlackRock High Yield Muni Income Bond ETF

	Period From 10/04/22 to 07/31/23	(a)	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,388,888		$1,627,776	$801,717
Net realized gain (loss)	53,438		(1,335,515)	(362,320)
Net change in unrealized appreciation (depreciation)	292,544		1,686	(3,368,646)

Net increase (decrease) in net assets resulting from operations	1,734,870		293,947	(2,929,249)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(1,231,036)		(1,488,950)	(1,038,985)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	20,299,205		34,490,784	4,456,082

NET ASSETS
Total increase in net assets	20,803,039		33,295,781	487,848
Beginning of period	—		27,290,668	26,802,820

End of period	$20,803,039		$60,586,449	$27,290,668

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	61

Statements of Changes in Net Assets (continued)

	BlackRock Intermediate Muni Income Bond ETF		BlackRock Short-Term California Muni Bond ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Period From 07/11/23 to 07/31/23 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$968,631	$345,983	$15,387
Net realized loss	(709,030)	(41,383)	(355)
Net change in unrealized appreciation (depreciation)	683,044	(1,441,966)	(3,937)

Net increase (decrease) in net assets resulting from operations	942,645	(1,137,366)	11,095

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(946,808)	(401,640)	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(7,708,732)	9,431,806	17,508,750

NET ASSETS
Total increase (decrease) in net assets	(7,712,895)	7,892,800	17,519,845
Beginning of period	33,628,228	25,735,428	—

End of period	$25,915,333	$33,628,228	$17,519,845

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout the period)

	BlackRock AAA CLO ETF

	Period From 01/10/23 to 07/31/23	(a)

Net asset value, beginning of period	$50.01

Net investment income(b)	1.73
Net realized and unrealized gain(c)	0.60

Net increase from investment operations	2.33

Distributions from net investment income(d)	(1.38)

Net asset value, end of period	$50.96

Total Return(e)
Based on net asset value	4.73	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.20	%(h)

Total expenses after fees waived	0.20	%(h)

Net investment income	6.20	%(h)

Supplemental Data
Net assets, end of period (000)	$40,768

Portfolio turnover rate(i)	19%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights (continued)

(For a share outstanding throughout the period)

	BlackRock Flexible Income ETF

	Period From 05/19/23 to 07/31/23	(a)

Net asset value, beginning of period	$50.00

Net investment income(b)	0.54
Net realized and unrealized gain(c)	0.52

Net increase from investment operations	1.06

Distributions from net investment income(d)	(0.25)

Net asset value, end of period	$50.81

Total Return(e)
Based on net asset value	2.14	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.50	%(h)

Total expenses after fees waived	0.37	%(h)

Net investment income	5.39	%(h)

Supplemental Data
Net assets, end of period (000)	$129,574

Portfolio turnover rate(i)(j)	54%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 45%.
(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout the period)

	BlackRock Floating Rate Loan ETF

	Period From
	10/04/22	(a)
	to
	07/31/23

Net asset value, beginning of period	$50.37

Net investment income(b)	3.47
Net realized and unrealized gain(c)	1.25

Net increase from investment operations	4.72

Distributions from net investment income(d)		(3.08)

Net asset value, end of period	$52.01

Total Return(e)
Based on net asset value	9.62	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.60	%(h)

Total expenses after fees waived	0.53	%(h)

Net investment income	8.25	%(h)

Supplemental Data
Net assets, end of period (000)	$20,803

Portfolio turnover rate(i)		22%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Muni Income Bond ETF

			Period From
	Year Ended	Year Ended	03/16/21	(a)
	07/31/23	07/31/22	to 07/31/21

Net asset value, beginning of period	$22.74	$26.80	$25.00

Net investment income(b)	0.94	0.79	0.23
Net realized and unrealized gain (loss)(c)	(1.13)	(3.81)	1.70

Net increase (decrease) from investment operations	(0.19)	(3.02)	1.93

Distributions(d)
From net investment income	(0.91)	(0.81)		(0.13)
From net realized gain	—	(0.23)	—

Total distributions	(0.91)	(1.04)		(0.13)

Net asset value, end of period	$21.64	$22.74	$26.80

Total Return(e)
Based on net asset value	(0.71)%	(11.55)%	7.75	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.45%	0.45%	0.45	%(h)

Total expenses after fees waived	0.33%	0.34%	0.32	%(h)

Net investment income	4.39%	3.23%	2.31	%(h)

Supplemental Data
Net assets, end of period (000)	$60,586	$27,291	$26,803

Portfolio turnover rate(i)	30%	38%		20%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Intermediate Muni Income Bond ETF

			Period From
	Year Ended	Year Ended	03/16/21	(a)
	07/31/23	07/31/22	to 07/31/21

Net asset value, beginning of period	$24.02	$25.74	$25.00

Net investment income(b)	0.67	0.34	0.09
Net realized and unrealized gain (loss)(c)	(0.45)	(1.67)	0.71

Net increase (decrease) from investment operations	0.22	(1.33)	0.80

Distributions(d)
From net investment income	(0.68)	(0.32)		(0.06)
From net realized gain	—	(0.07)	—

Total distributions	(0.68)	(0.39)		(0.06)

Net asset value, end of period	$23.56	$24.02	$25.74

Total Return(e)
Based on net asset value	0.97%	(5.21)%	3.22	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.40%	0.40%	0.40	%(h)

Total expenses after fees waived	0.29%	0.30%	0.29	%(h)

Net investment income	2.88%	1.36%	0.99	%(h)

Supplemental Data
Net assets, end of period (000)	$25,915	$33,628	$25,735

Portfolio turnover rate(i)	72%	30%		25%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights (continued)

(For a share outstanding throughout the period)

	BlackRock Short-Term California Muni Bond ETF

	Period From
	07/11/23	(a)
	to
	07/31/23

Net asset value, beginning of period	$50.00

Net investment income(b)	0.04
Net realized and unrealized gain(c)	0.02

Net increase from investment operations	0.06

Net asset value, end of period	$50.06

Total Return(d)
Based on net asset value	0.11	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.25	%(g)

Total expenses after fees waived	0.19	%(g)

Net investment income	1.60	%(g)

Supplemental Data
Net assets, end of period (000)	$17,520

Portfolio turnover rate(h)		68%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock ETF Trust II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

BlackRock ETF	Diversification Classification

AAA CLO(a)	Non-diversified
Flexible Income(b)	Non-diversified
Floating Rate Loan(c)	Non-diversified
High Yield Muni Income Bond	Non-diversified
Intermediate Muni Income Bond	Non-diversified
Short-Term California Muni Bond(d)	Non-diversified

(a)	The Fund commenced operations on January 10, 2023.
(b)	The Fund commenced operations on May 19, 2023.
(c)	The Fund commenced operations on October 4, 2022.
(d)	The Fund commenced operations on July 11, 2023.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service.Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines such method does not represent fair value.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the New York Stock Exchange (“NYSE”) based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may

70	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (continued)

(depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Funds had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

Floating Rate Loan	Athenahealth Inc.	$11,437	$10,753	$11,084	$331
	IPS Corporation	4,399	4,155	4,155	—

					$331

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (“CCP”) and the CCP becomes the Fund’s counterparty on the swap. Each Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.

72	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps on the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA will be paid a management fee from each Fund based on a percentage of each Fund’s average daily net assets as follows:

BlackRock ETF	Investment Advisory Fees

AAA CLO	0.20%
Flexible Income	0.50
Floating Rate Loan	0.60
High Yield Muni Income Bond	0.45
Intermediate Muni Income Bond	0.40
Short-Term California Muni Bond	0.25

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements  (continued)

Expense Waivers: With respect to the BlackRock Floating Rate Loan ETF and BlackRock Short-Term California Muni Bond, BFA has contractually agreed to waive 0.05% of the management fee through June 30, 2026. For the BlackRock High Yield Muni Income Bond and BlackRock Intermediate Muni Income Bond ETFs, BFA has contractually agreed to waive 0.10% of the management fee through June 30, 2024. For the BlackRock Flexible Income ETF, BFA has contractually agreed to waive 0.10% of the management fee through June 30, 2025. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended July 31, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

BlackRock ETF	Amounts Waived

Flexible Income	$17,343
Floating Rate Loan	8,559
High Yield Muni Income Bond	37,069
Intermediate Muni Income Bond	33,639
Short-Term California Muni Bond	480

In addition, BFA has contractually agreed to waive a portion of its management fees to the BlackRock AAA CLO ETF, BlackRock Floating Rate Loan ETF, BlackRock High Yield Muni Income Bond ETF and BlackRock Intermediate Muni Income Bond ETF in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by each Fund in other equity and fixed-income mutual funds and ETFs advised by BFA or its affiliates through June 30, 2024. BFA has also contractually agreed to waive a portion of its management fees to each Fund by an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by each Fund in money market funds advised by BFA or its affiliates through June 30, 2024. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

BFAhas contractually agreed to waive a portion of its management fees to the BlackRock Flexible Income ETF and BlackRock California Muni Bond ETF in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by each Fund in other equity and fixed-income mutual funds and ETFs advised by BFA or its affiliates through June 30, 2025. BFA has also contractually agreed to waive a portion of its management fees to each Fund by an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by each Fund in money market funds advised by BFA or its affiliates through June 30, 2025. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

BlackRock Floating Rate Loan ETF was voluntarily waiving a portion of its management fee in an amount equal to the aggregate acquired fund fees and expenses, if any, attributable to investments by the Fund in other equity and fixed-income mutual funds and exchange traded funds advised by BFA or its affiliates. This waiver became contractual effective November 28, 2022.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended July 31, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

BlackRock ETF	Amounts Waived

AAA CLO	$606
Flexible Income	4,636
Floating Rate Loan	2,451
High Yield Muni Income Bond	6,753
Intermediate Muni Income Bond	4,467
Short-Term California Muni Bond	59

Sub-Adviser: Effective June 1, 2023, BFA has entered into separate sub-advisory agreements with BlackRock International Limited and BlackRock (Singapore) Limited (together the “Sub-Advisers”), both affiliates of BFA, under which BFA pays each of the Sub-Advisers for services it provides to BlackRock Flexible Income ETF.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

BlackRock ETF	Purchases	Sales	Net Realized Gain (Loss)

Intermediate Muni Income Bond	$—	$500,575	$—
Short-Term California Muni Bond	1,700,629	—	—

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Notes to Financial Statements  (continued)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2023, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities and in-kind transactions, were as follows:

	U.S. Government Securities		Other Securities

BlackRock ETF	Purchases	Sales	Purchases	Sales

AAA CLO	$—	$—	$44,193,481	$5,634,590
Flexible Income	29,576,302	21,067,063	138,668,454	18,673,459
Floating Rate Loan	—	—	23,234,924	4,181,467
High Yield Muni Income Bond	—	—	39,991,283	9,719,295
Intermediate Muni Income Bond	—	—	21,415,890	26,149,576
Short-Term California Muni Bond	—	—	19,474,912	5,465,000

For the year ended July 31, 2023, purchases and sales related to mortgage dollar rolls were as follows:

BlackRock ETF	Purchases	Sales

Flexible Income	$7,058,418	$7,050,733

There were no in-kind transactions for the year ended July 31, 2023.

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

BlackRock ETF	Period Ended 07/31/23

AAA CLO
Ordinary income	$854,891

Flexible Income
Ordinary income	$443,000

Floating Rate Loan
Ordinary income	$1,231,036

BlackRock ETF	Year Ended 07/31/23	Year Ended 07/31/22

High Yield Muni Income Bond
Tax-exempt income(a)	$1,454,851	$808,542
Ordinary income	34,099	230,443

	$1,488,950	$1,038,985

Intermediate Muni Income Bond
Tax-exempt income(a)	$932,503	$327,059
Ordinary income	14,305	74,581

	$946,808	$401,640

(a)	The Funds designate these amounts paid during the fiscal year ended July 31, 2023, as exempt-interest dividends.

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements  (continued)

As of July 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

BlackRock ETF	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

AAA CLO	$243,058	$—	$—	$229,667	$472,725
Flexible Income	281,005	—	—	874,325	1,155,330
Floating Rate Loan	211,877	—	—	291,957	503,834
High Yield Muni Income Bond	—	216,355	(1,787,276)	(1,914,496)	(3,485,417)
Intermediate Muni Income Bond	—	71,851	(757,111)	(197,481)	(882,741)
Short-Term California Muni Bond	—	15,387	(43)	(4,249)	11,095

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and futures contracts, accounting for swap agreements, amortization methods for premiums and discounts on fixed income securities and the classification of investments.

As of July 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

BlackRock ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

AAA CLO	$40,401,167	$235,934	$(6,267)	$229,667
Flexible Income	134,435,790	1,521,757	(637,074)	884,683
Floating Rate Loan	20,335,467	443,343	(151,717)	291,626
High Yield Muni Income Bond	63,557,062	529,407	(2,443,903)	(1,914,496)
Intermediate Muni Income Bond	26,502,665	364,819	(562,300)	(197,481)
Short-Term California Muni Bond	19,978,325	6,037	(10,286)	(4,249)

9.	LINE OF CREDIT

The Trust, on behalf of AAA CLO, Floating Rate Loan, High Yield Muni Income Bond and Intermediate Muni Income Bond, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Partcipating Funds (except Floating Rate Loan), can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. With respect to Floating Rate Loan, of the aggregate $2.50 billion commitment amount, $750 million is specifically designated for Floating Rate Loan and another participating Fund. The remaining $1.75 billion commitment is available to all Participating Funds, but Floating Rate Loan can borrow up to an additional $350 million in the aggregate of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily SOFR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum . The agreement expires in April 2024 unless extended or renewed. Floating Rate Loan paid an upfront commitment fee of 0.04% on new commitments of $250 million, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2023, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

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Notes to Financial Statements  (continued)

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.

Certain Funds invest a significant portion of their assets in issuers located in a single state or limited number of states, When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The Funds may be exposed to financial instruments that recently transitioned from, or continue to be tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. SOFR has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements  (continued)

fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Period Ended 07/31/23

BlackRock ETF	Shares	Amount

AAA CLO(a)
Shares sold	800,000	$40,295,108

Flexible Income(b)
Shares sold	2,550,000	$128,418,816

Floating Rate Loan(c)
Shares sold	400,000	$20,299,205

	Year Ended 07/31/23		Year Ended 07/31/22

BlackRock ETF	Shares	Amount	Shares	Amount

High Yield Muni Income Bond
Shares sold	1,600,000	$34,490,784	200,000	$4,456,082

Intermediate Muni Income Bond
Shares sold	800,000	$18,308,144	400,000	$9,431,806
Shares redeemed	(1,100,000)	(26,016,876)	—	—

	(300,000)	$(7,708,732)	400,000	$9,431,806

	Period Ended 07/31/23

BlackRock ETF	Shares	Amount

Short-Term California Muni Bond(d)
Shares sold	350,000	$17,508,750

(a)	The Fund commenced operations on January 10, 2023.
(b)	The Fund commenced operations on May 19, 2023.
(c)	The Fund commenced operations on October 4, 2022.
(d)	The Fund commenced operations on July 11, 2023.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

As of July 31, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

BlackRock ETF	Shares

BlackRock Flexible Income ETF	1,000
BlackRock Floating Rate Loan ETF	287,000
BlackRock Short-Term California Muni Bond ETF	300,000

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Notes to Financial Statements  (continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock ETF Trust II and Shareholders of each of the six funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (six of the funds constituting BlackRock ETF Trust II, hereafter collectively referred to as the “Funds”) as of July 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

BlackRock AAA CLO ETF(1)

BlackRock Flexible Income ETF(2)

BlackRock Floating Rate Loan ETF(3)

BlackRock High Yield Muni Income Bond ETF(4)

BlackRock Intermediate Muni Income Bond ETF(4)

BlackRock Short-Term California Muni Bond ETF(5)

(1)	Statement of operations and statement of changes in net assets for the period January 10, 2023 (commencement of operations) to July 31, 2023.

(2)	Statement of operations and statement of changes in net assets for the period May 19, 2023 (commencement of operations) to July 31, 2023.

(3)	Statement of operations and statement of changes in net assets for the period October 4, 2022 (commencement of operations) to July 31, 2023.

(4)	Statement of operations for the year ended July 31, 2023 and statement of changes in net assets for each of the two years in the period ended July 31, 2023.

(5)	Statement of operations and statement of changes in net assets for the period July 11, 2023 (commencement of operations) to July 31, 2023.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 26, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended July 31, 2023:

iShares ETF	Interest Dividends

AAA CLO	$1,050,448
Flexible Income	711,125
Floating Rate Loan	1,341,010
High Yield Muni Income Bond	34,099
Intermediate Muni Income Bond	14,305

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2023:

iShares ETF	Interest-Related Dividends

AAA CLO	$78,470
Flexible Income	459,358
Floating Rate Loan	1,176,827
High Yield Muni Income Bond	34,099
Intermediate Muni Income Bond	14,305

I M P O R T A N T T A X I N F O R M A T I O N	81

Disclosure of Investment Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock ETF Trust II (the “Trust”) met on May 4, 2023 (the “Meeting”) to consider the approval of the proposed investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Flexible Income ETF (the “Fund”) and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Pursuant to the Investment Company Act of 1940 (the “1940 Act”), the Board is required to consider the initial approval of the Agreement. The Board Members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board Members (the “Independent Board Members”). In connection with this process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services.

At the Meeting, the Board reviewed materials relating to its consideration of the Agreement. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the estimated cost of the services to be provided and estimated profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the sharing of potential economies of scale; (e) potential fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

In considering approval of the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the Meeting relating to its consideration of the Agreement, including, among other things, (a) fees and estimated expense ratios of the Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) and other metrics, as applicable; (b) information on the composition of the peer group of funds and a description of Broadridge’s methodology; (c) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (d) information regarding fees paid to service providers that are affiliates of BlackRock; and (e) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services to be provided by BlackRock to the Fund under the Agreement relative to services typically provided by third parties to other funds. The Board concluded that the scope of BlackRock’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board received information regarding the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior meetings of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex concerning the standards of BlackRock and its affiliates with respect to the execution of portfolio transactions.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group (“RQA”). The Board considered BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services to be provided to the Fund. BlackRock and its affiliates will provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund, as applicable. In particular, BlackRock and its affiliates will provide the Fund with certain administrative services, including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus, the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators and stock exchanges; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the Fund’s custodian, fund accountant, transfer

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agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Fund and BlackRock

In their capacity as members of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex, the Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, did not consider the performance history of the Fund because the Fund had not yet commenced operations as of the date of the Meeting.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s proposed contractual advisory fee rate, noting that the Agreement provides for a unitary fee structure that includes advisory and administration services. Under the unitary fee structure, the Fund will pay a single fee to BlackRock and BlackRock will pay all operating expenses of the Fund, except the advisory fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses. The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Broadridge peer group. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. In addition, the Board, including the Independent Board Members, considered the Fund’s estimated total net expense ratio, as well as its estimated actual management fee rate, compared to its Broadridge peer group. The estimated total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The estimated total expense ratio gives effect to any expense reimbursements or fee waivers. Additionally, the Board noted information received at prior meetings of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex concerning the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts, and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board previously received and reviewed statements relating to BlackRock’s financial condition in connection with their duties as trustees or directors of other funds in the BlackRock Fixed-Income Complex.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the Fund’s estimated actual management fee rate and estimated total expense ratio would rank in the second and first quartiles, respectively, relative to the Fund’s Broadridge peer group. The Board also noted that BlackRock has contractually agreed to waive a portion of the advisory fee payable by the Fund.

As the Fund had not commenced operations as of the date of the Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending, ETF servicing and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

The Board noted the competitive nature of the ETF marketplace, and that shareholders are able to redeem or sell their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

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In connection with its consideration of the Agreement, the Board noted that it considered information regarding BlackRock’s brokerage and soft dollar practices and received and reviewed reports from BlackRock and its affiliates at prior meetings of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex which included information on brokerage commissions and trade execution practices.

Conclusion

The Board, including the Independent Board Members, unanimously approved the Agreement between BlackRock and the Trust, on behalf of the Fund, for a two-year term beginning on the effective date of the Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock ETF Trust II (the “Trust”) met on May 4, 2023 (the “May Meeting”) and June 1-2, 2023 (the “June Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) or (the “Agreement”) between the Trust, on behalf of BlackRock High Yield Muni Income Bond ETF (“HYMU”) and BlackRock Intermediate Muni Income Bond ETF (“INMU”) (together, the “Funds” and each, a “Fund,”), and BlackRock Fund Advisors (the “Manager” or “BlackRock”), each Fund’s investment adviser.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for each Fund on an annual basis. The Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to them on a fund-by-fund basis. The following

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paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-year and since inception periods reported, HYMU ranked in the fourth and third quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for HYMU, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed HYMU’s underperformance relative to its Morningstar Category during the applicable periods.

The Board noted that for each of the one-year and since inception periods reported, INMU ranked in the first quartile against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for INMU, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility.

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The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that HYMU’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to HYMU’s Expense Peers. The Board further noted that BlackRock had contractually agreed to waive a portion of the advisory fee payable by HYMU.

The Board noted that INMU’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to INMU’s Expense Peers. The Board further noted that BlackRock had contractually agreed to waive a portion of the advisory fee payable by INMU.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending, ETF servicing and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the ETF marketplace, and that shareholders are able to redeem or sell their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but

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considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

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The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock ETF Trust II (the “Trust”) met on June 1, 2023 (the “Meeting”) to consider the approval of the proposed investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Short-Term California Muni Bond ETF (the “Fund”) and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Pursuant to the Investment Company Act of 1940 (the “1940 Act”), the Board is required to consider the initial approval of the Agreement. The Board Members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board Members (the “Independent Board Members”). In connection with this process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services.

At the Meeting, the Board reviewed materials relating to its consideration of the Agreement. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the estimated cost of the services to be provided and estimated profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the sharing of potential economies of scale; (e) potential fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

In considering approval of the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the Meeting relating to its consideration of the Agreement, including, among other things, (a) fees and estimated expense ratios of the Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) and other metrics, as applicable; (b) information on the composition of the peer group of funds and a description of Broadridge’s methodology; (c) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (d) information regarding fees paid to service providers that are affiliates of BlackRock; and (e) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services to be provided by BlackRock to the Fund under the Agreement relative to services typically provided by third parties to other funds. The Board concluded that the scope of BlackRock’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board received information regarding the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior meetings of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex concerning the standards of BlackRock and its affiliates with respect to the execution of portfolio transactions.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group (“RQA”). The Board considered BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services to be provided to the Fund. BlackRock and its affiliates will provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund, as applicable. In particular, BlackRock and its affiliates will provide the Fund with certain administrative services, including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus, the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators and stock exchanges; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the Fund’s custodian, fund accountant, transfer

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	89

Disclosure of Investment Advisory Agreements  (continued)

agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Fund and BlackRock

In their capacity as members of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex, the Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, did not consider the performance history of the Fund because the Fund had not yet commenced operations as of the date of the Meeting.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s proposed contractual advisory fee rate, noting that the Agreement provides for a unitary fee structure that includes advisory and administration services. Under the unitary fee structure, the Fund will pay a single fee to BlackRock and BlackRock will pay all operating expenses of the Fund, except the advisory fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses. The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Broadridge peer group. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. In addition, the Board, including the Independent Board Members, considered the Fund’s estimated total net expense ratio, as well as its estimated actual management fee rate, compared to its Broadridge peer group. The estimated total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The estimated total expense ratio gives effect to any expense reimbursements or fee waivers. Additionally, the Board noted information received at prior meetings of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex concerning the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts, and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board previously received and reviewed statements relating to BlackRock’s financial condition in connection with their duties as trustees or directors of other funds in the BlackRock Fixed-Income Complex.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked first out of four funds, and that the Fund’s estimated actual management fee rate and estimated total expense ratio each would rank second out of four funds relative to the Fund’s Broadridge peer group. The Board also noted that BlackRock has contractually agreed to waive a portion of the advisory fee payable by the Fund.

As the Fund had not commenced operations as of the date of the Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending, ETF servicing and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

The Board noted the competitive nature of the ETF marketplace, and that shareholders are able to redeem or sell their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

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Disclosure of Investment Advisory Agreements  (continued)

In connection with its consideration of the Agreement, the Board noted that it considered information regarding BlackRock’s brokerage and soft dollar practices and received and reviewed reports from BlackRock and its affiliates at prior meetings of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex which included information on brokerage commissions and trade execution practices.

Conclusion

The Board, including the Independent Board Members, unanimously approved the Agreement between BlackRock and the Trust, on behalf of the Fund, for a two-year term beginning on the effective date of the Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	91

Disclosure of Investment Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock ETF Trust II (the “Trust”), on behalf of its series BlackRock Flexible Income ETF (the “Fund”), met on June 1, 2023 (the “June Meeting”) to consider the initial approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between BlackRock Fund Advisors (the “Manager”), the Fund’s investment advisor, and (1) BlackRock International Limited and (2) BlackRock (Singapore) Limited, with respect to the Fund. The Sub-Advisory Agreements were substantially similar to the sub-advisory agreements previously approved with respect to certain other portfolios in the BlackRock Fixed-Income Complex.

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), at the June Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreements. The Board Members whom are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Fund’s investment advisory agreement with the Manager was recently approved by the Board at a meeting on May 4, 2023 (the “May Meeting”). A discussion of the basis for the Board’s approval of the Fund’s investment advisory agreement at the May Meeting is included in the Fund’s annual shareholder report for the reporting period ended July 31, 2023. The factors considered by the Board at the June Meeting in connection with approval of the proposed Sub-Advisory Agreements were substantially the same as the factors considered at the May Meeting.

Following discussion, the Board, including all the Independent Board Members, unanimously approved the Sub-Advisory Agreements between the Manager and (1) BlackRock International Limited and (2) BlackRock (Singapore) Limited, with respect to the Fund, for a two-year term beginning on the effective date of the Sub-Advisory Agreements. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

BlackRock ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Floating Rate Loan	$3.077590	$—	$—	$3.077590	100%	—%	—%	100%
Intermediate Muni Income Bond	0.676993	—	—	0.676993	100	—	—	100

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	93

Trustee and Officer Information (unaudited)

Independent Trustees(a)

Name (Year of Birth)(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2020)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 104 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2020)	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	72 RICs consisting of 106 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2020)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	70 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi(d) 1948	Trustee (Since 2020)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year. Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	72 RICs consisting of 106 Portfolios	None

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 104 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	70 RICs consisting of 104 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

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Trustee and Officer Information (unaudited) (continued)

Independent Trustees(a) (continued)

Name (Year of Birth)(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 104 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

Catherine A. Lynch(d) 1961	Trustee (Since 2020)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	72 RICs consisting of 106 Portfolios	PennyMac Mortgage Investment Trust

(a) The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.

(d) Dr. Fabozzi, Dr. Kester and Ms. Lynch are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Interested Trustees(a)(b)

Name (Year of Birth)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (since 2020)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 273 Portfolios	None

John M. Perlowski(c) 1964	Trustee President and Chief Executive Officer (since 2020)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 275 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

(c)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	95

Trustee and Officer Information (unaudited)  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jennifer McGovern 1977	Vice President (since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (since 2007)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-474-2737.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust.

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Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at 1-800-474-2737.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling 1-800-474-2737; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

G E N E R A L I N F O R M A T I O N	97

Additional Information (continued)

Fund and Service Providers

Investment Adviser
BlackRock Fund Advisors
San Francisco, CA 94105

Administrator, Custodian and Transfer Agent
State Street Bank and Trust Company
Boston, MA, 02114

Distributor
BlackRock Investments, LLC
New York, NY 10001

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania 19103

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

BAM	Build America Mutual Assurance Co.

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

COP	Certificates of Participation

EURIBOR	Euro Interbank Offered Rate

FHA	Federal Housing Administration

GO	General Obligation

GOL	General Obligation Limited

LIBOR	London Interbank Offered Rate

Currency Abbreviations

BRL	Brazilian Real

CNH	Chinese Yuan

COP	Colombian Peso

CZK	Czech Koruna

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

PLN	Polish Zloty

SGD	Singapore Dollar

THB	Thai Baht

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation (continued)

NPFGC	National Public Finance Guarantee Corp.

PIK	Payment-in-kind

PILOT	Payment in Lieu of Taxes

PSF	Permanent School Fund

RB	Revenue Bond

SIFMA	Securities Industry and Financial Markets Associations

SOFR	Secured Overnight Financing Rate

ST	Special Tax

TA	Tax Allocation

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	99

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

INCETF-7/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock AAA CLO ETF	$12,423	$0	$0	$0	$7,760	$0	$0	$0
BlackRock Flexible Income ETF	$13,850	$0	$0	$0	$9,700	$0	$0	$0
BlackRock Floating Rate Loan ETF	$14,746	$0	$0	$0	$9,700	$0	$0	$0
BlackRock High Yield Muni Income Bond ETF	$13,736	$13,100	$0	$0	$9,700	$9,700	$0	$0
BlackRock Intermediate Muni Income Bond ETF	$13,736	$13,100	$0	$0	$9,700	$9,700	$0	$0
BlackRock Short-Term California Muni Bond ETF	$13,600	$0	$0	$0	$9,700	$0	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the

Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax

Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock AAA CLO ETF	$7,760	$0
BlackRock Flexible Income ETF	$9,700	$0
BlackRock Floating Rate Loan ETF	$9,700	$0
BlackRock High Yield Muni Income Bond ETF	$9,700	$9,700
BlackRock Intermediate Muni Income Bond ETF	$9,700	$9,700
BlackRock Short-Term California Muni Bond ETF	$9,700	$0

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock ETF Trust II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust II

Date: September 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust II

Date: September 26, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock ETF Trust II

Date: September 26, 2023